AMENDED AND RESTATED
               REVOLVING CREDIT AND TERM LOAN AGREEMENT

        This AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, amended and restated as of December 1, 1997 is by and among
(a) TRICO MARINE OPERATORS, INC. ("Marine Operators"), a Louisiana corporation having its principal place of business and chief executive office at 250 North American Court, Houma, Louisiana 70363, TRICO MARINE ASSETS, INC. ("Marine Assets"), a Delaware corporation having its principal place of business and chief executive office at 250 North American Court, Houma, Louisiana 70363 (each of Marine Operators and Marine Assets, a "US Borrower", and, collectively, the "US Borrowers"), (b) TRICO MARINE SERVICES, INC. (the "Parent"), a Delaware corporation having its principal place of business and chief executive office at 250 North American Court, Houma, Louisiana 70363,
(c) SAEVIK SHIPPING AS (the "Norwegian Borrower"), a Norwegian limited liability company having its registered office at Fosnavag, Norway,
(d) TRICO MARINE INTERNATIONAL HOLDINGS B.V. (the "Dutch Borrower") a private company with limited liability under the laws of the Netherlands having its registered office at Rotterdam, the Netherlands, (e) the financial institutions listed on Schedule 1.1 here to and such other financial institutions as may become parties to this Agreement from time to time in accordance with the terms hereof, and (f) BANKBOSTON, N.A. as agent for itself and such financial institutions (the "Agent").

        WHEREAS, pursuant to a Revolving Credit Agreement, dated as of July 26, 1996 (as amended, the "Existing Credit Agreement") among Marine Operators, Marine Assets, the Parent, the banks party thereto (the "Existing Banks") and the Agent, the Existing Banks and the Agent have made loans to, and otherwise extended credit to Marine Operators and Marine Assets;

        WHEREAS, Marine Operators, Marine Assets and the Parent have requested that the Existing Banks and the Agent amend and restate the Existing Credit Agreement as set forth herein; and

        WHEREAS, the Existing Banks and the Agent have agreed, subject to the terms and conditions set forth herein, to amend and restate the Existing Credit Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree that, on and as of the Closing Date, the Existing Credit Agreement shall be amended and restated in its entirety as set forth herein and shall remain in full force and effect only as provided herein:

        SECTION 1.  DEFINITIONS AND RULES OF INTERPRETATION.

        Section 1.1. Definitions. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Agreement referred to below:

        Additional Senior Notes. The 8-1/2% Senior Notes due 2005 of the Parent, in an aggregate principal amount not to exceed $100,000,000, guaranteed by the US Borrowers and issued on or before the Closing Date pursuant to such documentation as shall have been previously delivered to, and approved by, the Agent.

     Adjustment   Date.   The  first  day  of  the  month  immediately
following the month in which a Compliance Certificate is delivered by the Borrowers pursuant to Section 8.4(c) hereof.

        Affiliate. Any Person that directly or indirectly controls, is controlled by or under common control with another Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

        Agent.  As defined in the introductory paragraph hereof.

        Agreement.   This Amended and Restated  Revolving  Credit  and
Term Loan Agreement, including the Schedules and Exhibits hereto.

        Applicable Margin. (a) With respect to any Dollar Base Rate Loan, Eurocurrency Rate Loan, and any Kroner Base Rate Loan, and for each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin per annum set forth below corresponding to the Leverage Ratio calculated as at the applicable Adjustment Date:

                                                  Eurocurrency
                                                   Rate Loans
                                         Dollar    and Kroner
Level          Leverage Ratio          Base Rate   Base Rate
                                         Loans       Loans
 I    greater than or equal to 3.5:1.0   0.75%       2.25%
 II   greater than or equal to 3.0:1.0
      and less than 3.5:1.0              0.50%       2.00%
III   greater than or equal to 2.5:1.0
      and less than 3.0:1.0                0%        1.50%
 IV   greater than or equal to 2.0:1.0
      and less than 2.5:1.0                0%        1.25%
 V    less than 2.0:1.0                    0%        1.00%

     In the event that the Parent's long term senior secured debt or corporate credit rating (i) as assigned by Standard & Poor's Ratings Group is "B+" or lower or (ii) as assigned by Moody's Corporation is "B1" or lower, or in the event that no such senior secured debt or corporate credit rating has been assigned, then the Applicable
Margin for all Dollar  Base  Rate Loans, Eurocurrency Rate
Loans and Kroner Base Rate Loans for all Levels set forth in the table above shall increase by 0.25% with effect from the date such rating is assigned and at all times thereafter until the Parent's long term senior unsecured debt rating (i) as assigned by Standard & Poor's Ratings
Group  is "BB" or higher and (ii) as assigned  by  Moody's
Corporation is "Ba2" or higher.


        (b)  Notwithstanding the foregoing, the Applicable
Margin  for   each  Loan  shall  not  be  lower  than  the
Applicable Margin  for  Level  II  set  forth in the table
above  until  the  Adjustment  Date  next  following   the
delivery  to  the Banks of the financial statements of the
Parent  and  its   Subsidiaries   (and  the  corresponding
Compliance Certificate relating thereto) for the fiscal year of the Parent ending on December 31, 1997.


        (c)  If  the  Borrowers  shall fail to deliver any
Compliance Certificate pursuant to  Section 8.4(c) hereof,
then,  for  the  period  commencing  on  the   date   such
Compliance  Certificate was due pursuant to Section 8.4(c)
through the Adjustment Date immediately following the date
on which such  Compliance  Certificate  is  delivered, the
Applicable  Margin  for  each Base Rate Loan, Eurocurrency
Rate  Loan  or  Kroner  Base  Rate   Loan  shall  be  that
corresponding to Level I in the table above.


         Assignment and Acceptance.  See Section 19.1 hereof.

         Balance Sheet Date.  December 31, 1996.

         BankBoston.  BankBoston, N.A. in its individual capacity.

         Banks. Collectively, the Revolver Banks, the Fronting Bank, the Norwegian Term A Banks and the Dutch Banks.

         Base  Rate  Loans.   Loans  or  any portion  thereof  bearing
interest calculated by reference to the Dollar Base Rate or the Kroner
Base Rate.

         Borrowers.   Collectively, the US  Borrowers,  the  Norwegian
Borrower and the Dutch Borrower, and the term Borrower shall refer to any of them.

         Business Day. Any day on which banking institutions in Boston, Massachusetts, London, England and Oslo, Norway are open for the transaction of banking business and, with respect to a Eurocurrency Rate Loan, also a day which is a Eurocurrency Business Day.

         Capital Assets. Fixed assets, both tangible (such as vessels, land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

         Capital Expenditures. Amounts paid or indebtedness incurred by a Person in connection with the purchase or lease by such Person of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles.

         Capitalized Leases. Leases under which a Person is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

         CERCLA.  See Section 7.18 hereof.

         Closing  Date.   The  first date on which the conditions  set
forth in Section 11 have been satisfied, which in no event shall be later than December 1, 1997.

         Code.  The Internal Revenue Code of 1986.

         Collateral. Those Vessels and other property, rights and interests of the Parent, the Borrowers and the other Subsidiaries of the Parent that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

         Commitment.   Any  of the Revolver Commitments, the Norwegian
Term A Commitments, the Dutch  Term A Commitments and the Dutch Term B
Commitments.

         Commitment Fee.  See Section 2.2.1.

         Commitment Fee Rate. (a) For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Commitment Fee Rate shall be the rate per annum set forth below corresponding to the Leverage Ratio calculated as at the applicable Adjustment Date:

                                                       Commitment Fee
Level                  Leverage Ratio                       Rate
  I     greater than or equal to 3.5:1.0                   0.500%
  II    greater  than  or  equal  to 3.0:1.0 and less      0.500%
        than 3.5:1.0
 III    greater  than  or  equal  to 2.5:1.0 and less      0.375%
        than 3.0:1.0
  IV    greater  than  or  equal  to 2.0:1.0 and less      0.375%
        than 2.5:1.0
  V     less than 2.0:1.0                                  0.250%

        (b)  Notwithstanding the foregoing, the Commitment
Fee Rate  shall  not be lower than the Commitment Fee Rate
for  Level II set forth  in  the  table  above  until  the
Adjustment  Date  next following the delivery to the Banks
of  the  financial  statements   of  the  Parent  and  its
Subsidiaries (and the corresponding Compliance Certificate relating thereto) for the fiscal year of the Parent ending on December 31, 1997.


        (c)  If the Borrowers shall  fail  to  deliver any
Compliance Certificate pursuant to Section 8.4(c)  hereof,
then,   for   the  period  commencing  on  the  date  such
Compliance Certificate was due pursuant to Section 8.4(c) through the Adjustment Date immediately following the date on which such Compliance Certificate is delivered, the Commitment Fee Rate shall be that corresponding to Level I in the table above.


         Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Parent and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

         Consolidated EBITDA. For any period, the consolidated Net Income of the Parent and its Subsidiaries for such period, after all expenses and other proper charges, but before payment or provision for any income taxes, interest expense, depreciation or amortization for such period, determined on a consolidated basis for such Persons in accordance with generally accepted accounting principles.

         Consolidated Net Tangible Assets. With respect to the Parent and its Restricted Subsidiaries and as at any date, the sum of the amounts that would appear on a consolidated balance sheet of the Parent and its Restricted Subsidiaries as the total assets of the Parent and its Restricted Subsidiaries, determined on a consolidated basis for such Persons in accordance with generally accepted accounting principles and after deducting therefrom, (a) to the extent otherwise included, unamortized debt discount and expenses and other unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, licenses, organization or development expenses and other intangible items and (b) the aggregate amount of liabilities of the Parent and its Restricted Subsidiaries which may properly be classified as current liabilities (including tax accrued as estimated), determined on a consolidated basis for such Persons in accordance with generally accepted accounting principles.

         Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be paid or accrued by the Parent and its Subsidiaries during such period on all Indebtedness of the Parent and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

         Conversion Request. A notice given by the US Borrowers, the Norwegian Borrower or the Dutch Borrower (as the case may be) to the Agent of such Borrower's election to convert a Loan to a Loan of another Type or to continue a Loan as a Loan of a certain Type, in each case in accordance with Section 2.8(b).

         Debt Service Coverage Ratio. As at the end of any fiscal quarter, the ratio, determined for each fiscal quarter through September 30, 1998, on a pro forma basis giving effect to the Takeover as if the Takeover had occurred on the first day of the four quarter period ending on such date, of (a) the consolidated Operating Cash Flow of the Parent and its Subsidiaries for the period of the four (4) consecutive fiscal quarters of the Parent ending on such date to (b) consolidated Total Debt Service of the Parent and its Subsidiaries for the period of four (4) consecutive fiscal quarters of the Parent ending on such date; provided, that for purposes of calculating the Debt Service Coverage Ratio for the fiscal quarter of the Borrower ending on (i) March 31, 1998, consolidated Operating Cash Flow and Total Debt Service shall be the consolidated Operating Cash Flow and Total Debt Service for the fiscal quarter then ending, (ii) June 30, 1998, consolidated Operating Cash Flow and Total Debt Service shall be the consolidated Operating Cash Flow and Total Debt Service for the period of the two fiscal quarters then ending, and (iii) September 30, 1998, consolidated Operating Cash Flow and Total Debt Service shall be the consolidated Operating Cash Flow and Total Debt Service for the period of the three fiscal quarters then ending.

         Default.  See Section 13 hereof.

         Delinquent Bank.  See Section 15.5.3 hereof.

         Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of any Person, other than dividends payable solely in shares of common stock of such Person; the purchase, redemption, or other retirement of any shares of any class of capital stock of any Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by any Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of such Person.

         Dollars  or $.  Dollars in  lawful  currency  of  the  United
States of America.

         Dollar Base Rate. The higher of (a) the annual rate of interest announced from time to time by BankBoston at its head office in Boston, Massachusetts, as its "base rate" for borrowings in Dollars and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions in Dollars with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

         Dollar Base Rate Loan. Any Loan or portion thereof bearing interest calculated by reference to the Dollar Base Rate.

         Dollar Equivalent. On any date of determination, with respect to an amount denominated in Kroner, the amount of Dollars which could be purchased with that amount of Kroner at the spot rate of exchange quoted by the Agent in the London foreign exchange market at or about 11:00 am (London time) on the date of determination for the purchase of Dollars with Kroner.

         Dollar Eurocurrency Rate. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in Dollars, the rate of interest equal to (a) the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the Agent's Eurocurrency Lending Office is offered Dollar deposits two (2) Eurocurrency Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurocurrency Lending Office are customarily conducted at or about 10:00 a.m., Boston time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurocurrency Rate Loan to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

         Dollar Eurocurrency Rate Loan. Any Loan or portion thereof bearing interest calculated by reference to the Dollar Eurocurrency Rate.

         Drawdown Date. (a) With respect to the US Revolver Loans or the Norwegian Revolver Loans, the date on which any such Loan is made or is to be made, and the date on which any US Revolver Loan or Norwegian Revolver Loan is converted or continued in accordance with
Section 2.8, (b) with respect to the Dutch Term A Loan or the Dutch Term B Loan, the Closing Date and the date on which all or any portion of such Loan is converted or continued in accordance with Section 4.5(d) or Section 4A.5(c), as the case may be, and (c) with respect to the Norwegian Term A Loan, the Norwegian Closing Date and the date on which all or any portion of such Loan is converted or continued in accordance with Section 4.5(d).

         Dutch Banks.  The Dutch Term  A  Banks  and  the Dutch Term B
Banks.

         Dutch Borrower.  As defined in the preamble hereto.

         Dutch Collateral.  See Section 6.2.

         Dutch  Guaranty.   The Guaranty Agreement, dated  as  of  the
Closing Date, from the Dutch Borrower to the Agent and each of the Banks.

         Dutch Obligations. All Obligations of any of the Parent, the Borrowers or the Guarantors to the Dutch Banks or the Agent under or in respect of or in connection with any of the Dutch Term A Loan or Dutch Term B Loan and including any interest thereon or other fees in respect thereof and including all other obligations under any other instruments at any time evidencing any thereof.

         Dutch Pledge Agreement.   The  Pledge  of Shares, dated as of
the Closing Date, from the Dutch Borrower to the Agent, relating to the capital stock of the Target.

         Dutch Term A Banks. The Banks that have agreed to make the Dutch Term A Loan to the Dutch Borrower, as evidence by such Bank having a positive figure beside its name in the column entitled "Dutch Term A Commitment" on Schedule 1.1 hereto.

         Dutch Term A Commitment. With respect to each Dutch Term A Bank, the amount set forth on Schedule 1.1 attached hereto as the amount of such Dutch Term A Bank's commitment to make a portion of the Dutch Term A Loan to the Dutch Borrower on the Closing Date.

         Dutch Term A Loan.  See Section 4.1(b).

         Dutch Term A Note.  See Section 4.2(b).

         Dutch Term A Percentage.   With  respect to each Dutch Term A
Bank, the amount set forth on Schedule 1.1 attached hereto as such Dutch Term A Bank's percentage of the Dutch Term A Loan.

         Dutch Term B Banks. The Banks that have agreed to make the Dutch Term B Loan to the Dutch Borrower, as evidenced by such Bank having a positive figure beside its name in the column entitled "Dutch Term B Commitment" on Schedule 1.1 hereto.

         Dutch Term B Commitment. With respect to each Dutch Term B Bank, the amount set forth on Schedule 1.1 attached hereto as the amount of such Dutch Term B Bank's commitment to make a portion of the Dutch Term B Loan to the Dutch Borrower on the Closing Date.

         Dutch Term B Loan.  See Section 4A.1.

         Dutch Term B Note.  See Section 4A.2.

         Dutch Term B Percentage. With respect to each Dutch Term B Bank, the amount set forth on Schedule 1.1 attached hereto as such Dutch Term B Bank's percentage of the Dutch Term B Loan.

         Eligible Assignee. Any of (a) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least
$100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) if, but only if, an Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution approved by the Agent, such approval not to be unreasonably withheld, provided, in each case, that such entity is a citizen of the United States within the meaning of Section 2 of the Shipping Act of 1916, as amended.

         Employee Benefit Plan. Any employee benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by a US Borrower or the Parent or any ERISA Affiliate, other than a Multiemployer Plan.

         Environmental Laws.  See Section 7.18(a) hereof.

         ERISA.  The Employee Retirement Income Security Act of 1974.

         ERISA Affiliate. Any Person which is treated as a single employer with a Borrower or the Parent under Section 414 of the Code.

         ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

         Eurocurrency Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar and Kroner deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

         Eurocurrency  Lending  Office.   Initially, the Agent's  head
office; thereafter, such other office of the Agent, if any, that shall be making or maintaining Eurocurrency Rate Loans.

         Eurocurrency  Rate  Loans.   Loans  or  any  portion  thereof
bearing interest calculated by reference to the Dollar Eurocurrency Rate or the Kroner Eurocurrency Rate.

         Eurocurrency Reserve Rate. For any day with respect to any Eurocurrency Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         Event of Default.  See Section 13 hereof.

         Excess Cash Flow. For any period, the amount by which Consolidated EBITDA for such period exceeds the sum of (i) Consolidated Total Interest Expense for such period, plus (ii) all scheduled principal payments on Indebtedness for such period, plus
(iii)  cash  tax  payments  for  such   period,   plus   (iv)  Capital
Expenditures  made  during  such  period (other than financed  Capital
Expenditures).

         Existing Banks.  As defined in the preamble hereto.

         Existing  Credit  Agreement.   As  defined  in  the  preamble
hereto.

         Fee Letter. That certain letter agreement, dated as of December 1, 1997, between the Parent and the Agent, as the same may be amended, supplemented, modified or restated and in effect from time to time.

         Fronting  Bank.   BankBoston, N.A., acting through its London
branch,  and  any  successor thereto  appointed  pursuant  to  Section
2.11.4.

         Funded Debt. Without duplication and with respect to any Person and as at any date of determination, the aggregate principal amount of Indebtedness of such Person for borrowed money (other than short-term trade credit incurred in the ordinary course of business), the deferred purchase price of assets (other than short-term trade credit incurred in the ordinary course of business), Reimbursement Obligations (contingent or otherwise) in respect of Letters of Credit, the Tender Guaranty, and Capitalized Leases.

         generally accepted  accounting  principles.  (a) When used in
Section 10, whether directly or indirectly through reference to a capitalized term used therein, means principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors in effect on the Balance Sheet Date and (b) when used in general, other than as provided above, means such principles as in effect from time to time in the relevant jurisdiction.

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by a US Borrower or the Parent or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         Guaranties. Collectively, the Parent Guaranty, the Marine Assets Guaranty, the Marine Operators Guaranty, the Dutch Guaranty, the Target Guaranty, the Saevik Supply U.K. Guaranty and any other guaranty of any of the Obligations hereunder from the Parent or any of its Subsidiaries to the Agent for the benefit of any of the Banks.

         Guarantors. Collectively, the Parent, the US Borrowers, the Dutch Borrower, the Target, Saevik Supply U.K., and each other Subsidiary (direct and indirect) of the Parent which shall deliver a guaranty of the Obligations pursuant to Section 8.14 hereof.

         Indebtedness. As to any Person, without duplication, all obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations, contingent and otherwise, to reimburse the issuer in respect of any letters of credit.

         Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. Section 24, Seventh), as amended.

         Interest Payment Date. (a) As to any Base Rate Loan, the last day of the calendar quarter commencing with the calendar quarter that includes the Drawdown Date thereof; and (b) as to any Eurocurrency Rate Loan in respect of which the Interest Period is (i) three (3) months or less, the last day of such Interest Period and
(ii) more than three (3) months, the date that is three (3) months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

         Interest Period. With respect to each Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the applicable Borrower in a Loan Request (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurocurrency Rate Loan, 1, 2, 3, or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the applicable Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

               (a) if any Interest Period with respect to a Eurocurrency Rate Loan would otherwise end on a day that is not a Eurocurrency Business Day, that Interest Period shall be extended to the next succeeding Eurocurrency Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurocurrency Business Day;

               (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

               (c) if an applicable Borrower shall fail to give notice as provided in Section 2.8, such Borrower shall be deemed to have requested a conversion of the affected Eurocurrency Rate Loan to a Base Rate Loan, and the continuance of all Base Rate Loans as Base Rate Loans, as the case may be, on the last day of the then current Interest Period with respect thereto;

               (d) any Interest Period that begins on the last Eurocurrency Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurocurrency Business Day of a calendar month; and

               (e) any Interest Period relating to any Eurocurrency Rate Loan that would otherwise extend beyond the Maturity Date (or, in the case of the Dutch Term B Loan, the Term B Maturity
      Date) shall end on the Maturity Date (or in the case of the Dutch Term B Loan, the Term B Maturity Date).

         Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding;
(b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         Kroner or NOK.  Kroner in the lawful currency of Norway.

         Kroner Base Rate. With respect to any Norwegian Revolver Loan or all or any part of the Norwegian Term A Loan denominated in Kroner and for any Interest Period relating thereto, the rate per annum determined by the Agent to be equal to the cost to the Fronting Bank of funding such Loan for such Interest Period.

         Kroner Base Rate Loan. Any Loan or portion thereof bearing interest calculated by reference to the Kroner Base Rate.

         Kroner Equivalent. On any date of determination, with respect to an amount denominated in Dollars, the amount of Kroner which could be purchased with that amount of Dollars at the spot rate of exchange quoted by the Agent in the London foreign exchange market at or about 11:00 am (London time) on the date of determination for the purchase of Kroner with Dollars.

         Kroner Eurocurrency Rate. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in Kroner, the rate of interest equal to (a) the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the Agent's Eurocurrency Lending Office is offered Kroner deposits two (2) Eurocurrency Business Days prior to the beginning of such Interest Period in the interbank eurocurrency market where the eurodollar and foreign currency and exchange operations of such Eurocurrency Lending Office are customarily conducted at or about 11:00 a.m., London time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurocurrency Rate Loan to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

         Kroner Eurocurrency Rate Loan. Any Loan or portion thereof bearing interest calculated by reference to the Kroner Eurocurrency Rate.

         Kroner Funding Bank. A Revolver Bank that shall have agreed to make Norwegian Revolver Loans denominated in Kroner or a Norwegian Term A Loan Bank that shall have agreed to make all or a portion of the Norwegian Term A Loan to the Norwegian Borrower in Kroner, as evidenced by such Bank having the words "Kroner Funding Bank" set forth below its name on Schedule 1.1 hereto.

         Letter of Credit.  See Section 3.1.1.

         Letter of Credit Application.  See Section 3.1.1.

         Letter of Credit Fee(s).  See Section 3.6.

         Letter of Credit Participation.  See Section 3.1.4.

         Letter of Credit Rate. At any time of determination, the Applicable Margin on Eurocurrency Rate Loans in effect at such time.

         Leverage Ratio. As at the end of any fiscal quarter, the ratio, determined for each fiscal quarter ending through September 30, 1998, on a pro forma basis after giving effect to the Takeover as if it had occurred on the first day of the four quarter period ending on such date, of (a) the consolidated Funded Debt of the Parent and its Subsidiaries at the end of the fiscal quarter of the Parent ending on such date to (b) Consolidated EBITDA of the Parent and its Subsidiaries for the period of four (4) consecutive fiscal quarters of the Parent ending on such date; provided, that for purposes of calculating the Leverage Ratio on the Closing Date, Consolidated EBITDA shall be the sum of ((A) (Consolidated EBITDA of the Parent and its then existing subsidiaries for the fiscal month ending on or about September 30, 1997, multiplied by 3), plus (B) Consolidated EBITDA of the Target and its then existing Subsidiaries for the period of the one fiscal quarter ending on September 30, 1997), multiplied by 4; for the purposes of calculating the Leverage Ratio for the fiscal quarter of the Borrower ending on or about (i) December 31, 1997, Consolidated EBITDA shall be Consolidated EBITDA of the Parent and subsidiaries, on a pro forma basis, for the fiscal quarter ending December 31, 1997, multiplied by 4; (ii) March 31, 1998, Consolidated EBITDA shall be Consolidated EBITDA of the Parent and its Subsidiaries on a pro forma basis for the period of two fiscal quarters ending March 31, 1998, multiplied by 2, and (iii) June 30, 1998, Consolidated EBITDA shall be Consolidated EBITDA of the Parent and its Subsidiaries on a pro forma basis for the period of three fiscal quarters then ending multiplied by 4/3.

         Loan Account. With respect to any Norwegian Revolver Loan and the Norwegian Term A Loan, the records or accounts kept by any Bank with respect to such Loan.

         Loan Documents. Collectively, this Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Tender Guaranty, the Security Documents, and the Fee Letter.

         Loan  Request.   Any  US Revolver Loan Request  or  Norwegian
Revolver Loan Request.

         Loans. Collectively, the US Revolver Loans, the Norwegian Revolver Loans, the Norwegian Term A Loan, the Dutch Term A Loan and the Dutch Term B Loan.

         London Branch. BankBoston, N.A., acting through its London branch.

         Majority  Banks.   As  of any date, the Banks whose aggregate
Overall Percentages on such date together constitute at least fifty-one percent (51%).

         Majority Revolver Banks. As of any date, the Revolver Banks whose aggregate Revolver Exposure constitutes at least fifty-one percent (51%) of the aggregate Revolver Exposure of all of the Revolver Banks.

         Marine Assets.  As defined in the preamble.

         Marine Assets  Guaranty.   The Amended and Restated Guaranty,
dated as of the date hereof, executed by Marine Assets in favor of the Agent and the Banks.

         Marine Operators.  As defined in the preamble.

         Marine  Operators  Guaranty.    The   Amended   and  Restated
Guaranty, dated as of the date hereof, executed by Marine Operators in favor of the Agent and the Banks.

         Maturity Date.  December 1, 2002.

         Maximum Drawing Amount. The sum of (i) the maximum aggregate amount from time to time that the beneficiaries may draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit and
(ii) the Dollar Equivalent of the face amount of the Tender Guaranty.

         Multiemployer   Plan.   Any  multiemployer  plan  within  the
meaning of Section 3(37) of ERISA maintained or contributed to by a Borrower, the Parent or any ERISA Affiliate.

         Net Income. The consolidated net income (or deficit) of the Parent and its Subsidiaries, after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary nonrecurring items of income or loss.

         Net Worth. With respect to any Person, the excess of Total Assets over Total Liabilities, and less the sum of:

            (a)the total book value of all assets of such Person created or acquired after the Closing Date and properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

            (b)with respect to the Borrowers, all amounts representing any write-up in the book value of any assets of a Borrower resulting from a revaluation thereof subsequent to the Closing Date; plus

            (c)to the extent otherwise includable in the computation of Net Worth, any subscriptions receivable.

         Non Kroner Funding Bank. A Revolver Bank or Norwegian Term A Bank that is not able to fund Norwegian Revolver Loans or the Norwegian Term A Loan in Kroner. Each Non Kroner Funding Bank is identified by having the words "Non Kroner Funding Bank" set forth below its name on Schedule 1.1 hereto.

         Norwegian Borrower.  As defined in the preamble hereto.

         Norwegian Closing Date.  See Section 11A.

         Norwegian Collateral.  See Section 6.3.

         Norwegian Flag Vessels.  See Section 7.24(b).

         Norwegian Limit.  $75,000,000.

         Norwegian Obligations. All Obligations of any of the Parent, the Borrowers or the Guarantors to the Revolver Banks, the Fronting Bank and the Norwegian Term A Banks or the Agent under or in respect of or in connection with any of the Norwegian Revolver Loans or the Norwegian Term A Loan and including any interest thereon, Commitment Fees or other fees in respect thereof and including all other obligations under any other instruments at any time evidencing any thereof.

         Norwegian Revolver Loan Request.  See Section 2.6(b).

         Norwegian Revolver Loans.   The  revolving credit loans to be
made to the Norwegian Borrower pursuant to Section 2.1.2 hereof.

         Norwegian Revolver Note.  See Section 2.4(b).

         Norwegian Security Documents. Collectively, the Assignment of Earnings, dated as of the Norwegian Closing Date, executed by the Norwegian Borrower in favor of the Agent, the Assignment of Insurances, dated as of the Norwegian Closing Date, executed by the Norwegian Borrower in favor of the Agent, the Declaration of Pledge, dated as of the Norwegian Closing Date, executed by the Norwegian Borrower in favor of the Agent, the Factoring Agreement, dated as of the Norwegian Closing Date, executed by the Norwegian Borrower in favor of the Agent, and the Deeds of Covenants, dated as of the Norwegian Closing Date, executed by the Norwegian Borrower in favor of the Agent.

         Norwegian Term A Banks. The Banks that have agreed to make the Norwegian Term A Loan to the Norwegian Borrower, as evidenced by such Bank having a positive figure beside its name in the column entitled "Norwegian Term A Commitment" on Schedule 1.1 hereto.

         Norwegian Term A Commitment. With respect to each Norwegian Term A Bank, the amount set forth on Schedule 1.1 attached hereto as the amount of such Norwegian Term A Bank's commitment to make a portion of the Norwegian Term A Loan to the Norwegian Borrower on the Norwegian Closing Date.

         Norwegian Term A Loan.  See Section 4.1(a).

         Norwegian Term A Percentage.   With respect to each Norwegian
Term A Bank, the amount set forth on Schedule 1.1 attached hereto as such Norwegian Term A Bank's percentage of the Norwegian Term A Loan.

         Norwegian Vessel Mortgage. The first preferred fleet mortgage with respect to the Norwegian Flag Vessels, in form and substance satisfactory to the Agent and the Banks, dated as of the Norwegian Closing Date, as the same may be amended, supplemented, modified or restated and in effect from time to time.

         Notes.   Collectively, the US Revolver Notes,  the  Norwegian
Revolver Note, the Norwegian Term A Notes, the Dutch Term A Notes and the Dutch Term B Notes.

         Obligations. All indebtedness, obligations and liabilities of any of the Parent, the Borrowers or the Guarantors to any of the Banks and the Agent, individually or collectively, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or the other Loan Documents or in respect of any of the
Loans made or Reimbursement Obligations incurred or any other instruments at any time evidencing any thereof.

         OECD.  See the definition of "Eligible Assignee".

         Operating Cash Flow. With respect to any Person and any particular fiscal period, an amount equal to (a) such Person's Net Income for such period, plus (b) all interest expense for such period, plus (c) all income tax expense for such period, plus (d) all depreciation and amortization charges for such period, less (e) without duplication, the aggregate amount of cash taxes paid by such Person with respect to such period, less (f) that portion of Capital Expenditures made by such Person during such period for the maintenance, repair, or dry-docking of, and inspection costs relating to, Capital Assets.

         Overall Percentage. As of any date, with respect to any Bank, the percentage equal to (a) the sum of the aggregate principal amount of such Bank's portion of the Norwegian Term A Loan, Dutch Term A Loan, Dutch Term B Loan, and its Revolver Exposure divided by (b) the sum of the aggregate principal amount of the Norwegian Term A Loan, Dutch Term A Loan, the Dutch Term B Loan, and the aggregate Revolver Exposure of all of the Revolver Banks in each case on such date.

         Outstanding. With respect to any Loan, the aggregate unpaid principal thereof as of any date of determination.

         Parent Guaranty. The guaranty agreement dated as of the Closing Date, from the Parent to the Agent and each of the Banks, as amended, supplemented, modified or restated with the consent of the Banks and in effect from time to time.

         Parent Pledge Agreements. Collectively, (i) the Stock Pledge Agreement, in form and substance satisfactory to the Agent, dated as of the Closing Date, between the Parent and the Agent, relating to 100% of the capital stock of the US Borrowers and (ii) the Notarial Deed of Pledge, in form and substance satisfactory to the Agent, dated on or about the Closing Date, among the Parent, the Agent and the Dutch Borrower, relating to 66% of the capital stock of the Dutch Borrower.

         PBGC.  The Pension Benefit  Guaranty  Corporation  created by
Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

         Perfection  Certificates.   The  Perfection  Certificates  as
defined in the US Security Agreement.

         Permitted  Liens.    Liens,   security  interests  and  other
encumbrances permitted by Section 9.2 hereof.

         Person. Any individual, corporation, partnership, limited partnership, limited liability company, limited liability partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         Pledge   Agreements.    Collectively,   the   Parent   Pledge
Agreements, the Dutch Pledge Agreement, and any other share pledge agreements or charges over shares from the Parent or any Subsidiary of the Parent to the Agent for the benefit of any of the Banks.

         Pro Forma Balance Sheet.  See Section 7.4.2.

         Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

         Reimbursement Obligation. The Borrowers' obligation to reimburse (i) the Agent and the Revolver Banks on account of any drawing under any Letter of Credit as provided in Section 3.2 and (ii) London Branch on account of any payment made under the Tender Guaranty.

         Requisite Banks. As of any date, the Revolver Banks and Norwegian Term A Banks whose sum of (i) Revolver Exposure plus (ii) the principal amount of the Norwegian Term A Loan owing to such Bank constitutes at least fifty-one percent (51%) of the sum of (i) the aggregate Revolver Exposure of all of the Revolver Banks plus (ii) the aggregate principal amount of the Norwegian Term A Loan outstanding on such date.

         Restricted Subsidiary. A Subsidiary of the Parent designated as a "Restricted Subsidiary" under the Indentures relating to the Senior Notes and the Additional Senior Notes.

         Revolver Banks. The Banks that have agreed (i) to make US Revolver Loans to, and to participate in the risk associated with Letters of Credit and the Tender Guaranty issued for the account of, the US Borrowers, (ii) to make Norwegian Revolver Loans denominated in Dollars to the Norwegian Borrower, (iii) in the case of Kroner Funding Banks, to fund Norwegian Revolver Loans denominated in Kroner to the Norwegian Borrower, and (iv) in the case of Non Kroner Funding Banks, to participate in the risk associated with Norwegian Revolver Loans denominated in Kroner made by the Fronting Bank to the Norwegian Borrower, as evidenced by such Bank having a positive figure beside its name in the column entitled "Revolver Commitments" on Schedule 1.1 hereto.

         Revolver Commitment. With respect to each Revolver Bank, the amount set forth on Schedule 1.1 attached hereto as the amount of such Revolver Bank's commitment to make Revolver Loans to, and to participate in the issuance, extension and renewal of Letters of Credit and the Tender Guaranty for the account of, the US Borrowers and the Norwegian Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

         Revolver Exposure. With respect to any Revolver Bank at any date of determination (a) prior to the termination of the Revolver Commitments, such Revolver Bank's Revolver Commitment, and (b) after the termination of the Revolver Commitments, the sum of (i) the aggregate principal amount of the US Revolver Loans and Norwegian Revolver Loans of such Revolver Bank plus (ii) the aggregate amount of such Revolver Bank's Letter of Credit Participations and Tender Guaranty Participations.

         Revolver  Loans.  The US Revolver  Loans  and  the  Norwegian
Revolver Loans.

         Revolver Percentage. With respect to each Revolver Bank, the amount set forth on Schedule 1.1 attached hereto as such Revolver Bank's percentage of the Total Revolver Commitment.

         Saevik Management. Saevik Management AS, a Norwegian limited liability company with company registration number 952655140.

         Saevik Supply U.K.. Saevik Supply (UK) Limited, a private company limited by shares incorporated England and Wales.

         Saevik Supply U.K. Guaranty. The Guaranty, dated as of the Norwegian Closing Date, made by Saevik Supply U.K. in favor of the Agent and the Banks.

         Section  20  Subsidiary.   A  Subsidiary of the bank  holding
company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

         Security Agreements. Collectively, the US Security Agreement, the Target Security Documents, the Norwegian Security Documents, and any other security agreement from the Parent or any Subsidiary of the Parent to the Agent for the benefit of any of the Banks.

         Security Documents.   The  Security  Agreements,  the  Vessel
Mortgages, the Guaranties, the Pledge Agreements, all security agreements and guaranties delivered to the Agent and the Banks pursuant to Section 9.3(e) hereof, and all instruments and documents required to be delivered pursuant thereto, in each case, as the same may be amended and in effect from time to time.

         Senior Notes.  The  8 1/2%  Senior Notes due 2005 of the Parent,
in  an  aggregate  principal  amount  not   to   exceed  $110,000,000,
guaranteed   by  the  US  Borrowers  and  issued  pursuant   to   such
documentation as shall have been previously delivered to, and approved by, the Agent.

         Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding voting stock or other voting equity interests.

         SWATH  Subsidiary.   Trico  Marine International,  Inc.,  the
special purpose Subsidiary of the Parent which was formed for the purpose of the ownership and operation of the SWATH Vessel.

         SWATH  Vessel.   The small waterline area twin hull crew boat
to be built for the SWATH Subsidiary.

         Takeover. The purchase by the Dutch Borrower of not less than ninety percent (90%) of the share capital of the Target pursuant to the Takeover Documents.

         Takeover Documents. Collectively, (a) the Tender Offer to Acquire all Outstanding Shares in the Target made by the Dutch Borrower dated October 27, 1997, (b) any amendments to the Tender Offer as notified to the Oslo Stock Exchange, (c) any mandatory offer made to the shareholders of the Target pursuant to Section 1-5 of the Norwegian Securities Trading Act 1985, and (d) all agreements and instruments required to be entered into or delivered by the Parent or the Dutch Borrower pursuant to such tender offer in order to complete the purchase of the shares in the Target, in each case in the form delivered to the Agent on or prior to the Closing Date.

         Target.   Saevik  Supply  ASA, a Norwegian public joint stock
company with company registration number 976853938.

         Target  Guaranty.   The  Guaranty   Agreement,  in  form  and
substance satisfactory to the Agent, dated as of the Norwegian Closing Date, made by the Target in favor of the Agent and the Banks.

         Target Pledge Agreement. The Pledge of Shares, in form and substance satisfactory to the Agent, dated as of the Norwegian Closing Date, between the Target and the Agent, with respect to the shares of capital stock of the Norwegian Borrower.

         Target Security Documents. Collectively, the Assignment of Earnings, dated as of the Norwegian Closing Date, executed by the Target in favor of the Agent, the Factoring Agreement, dated as of the Norwegian Closing Date, executed by the Target in favor of the Agent, and the Subordination Statement, dated as of the Norwegian Closing Date, executed by the Target in favor of the Agent.

         Tender Guaranty. The bank guaranty issued by London Branch in favor of the shareholders of the Target, in the maximum face amount of NOK 10,180,000 to guaranty the obligations of the Dutch Borrower to purchase the shares of capital stock of the Target which are not purchased in connection with the Takeover.

         Tender Guaranty Fee(s).  See Section 3.6.

         Tender Guaranty Participation.  See Section 3.1.4.

         Term B Maturity Date.  November 30, 2003.

         Total  Assets.   All  assets  of  a  Person   determined   in
accordance with generally accepted accounting principles.

         Total Debt Service. For any fiscal period of any Person, an amount equal to (a) the Total Financial Obligations of such Person for such period plus (b) the Total Interest Expense of such Person for such period, in each case determined in accordance with generally accepted accounting principles consistently applied.

         Total Financial Obligations. With respect to any fiscal period and any Person, an amount equal to the sum of all principal payments (including the principal portion of Capitalized Lease payments) on Funded Debt that become due and payable or that are to become due and payable during such fiscal period pursuant to any agreement or instrument to which such Person is a party. Demand obligations shall be deemed to be due and payable during any fiscal period during which such obligations are outstanding.

         Total Interest Expense. For any period and with respect to any Person, the aggregate amount of interest required to be paid in cash by such Person during such period on all Indebtedness of such Person outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, facility fees and similar fees or expenses in connection with the borrowing of money, but, with respect to the Borrowers, excluding the Closing Fee.

         Total Liabilities. All liabilities of any Person determined in accordance with generally accepted accounting principles.

         Total  Revolver  Commitment.    The   sum   of  the  Revolver
Commitments of the Revolver Banks, as in effect from time to time.

         Type. As to any Loan, its nature as a Base Rate Loan or a Eurocurrency Rate Loan.

         UK Flag Vessels.  See Section 7.24(b).

         UK Vessel Mortgage. The first preferred fleet mortgage with respect to the UK Flag Vessels, in form and substance satisfactory to the Agent and the Banks, dated as of the Norwegian Closing Date, as the same may be amended, supplemented, modified or restated and in effect from time to time.

         Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any successor version thereof adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the US Borrowers do not reimburse the Agent, London Branch and the Revolver Banks on the date specified in, and in accordance with, Section 3.2.

         US Borrowers.  As defined in the preamble hereto.

         US Collateral.  See Section 6.1.

         US Flag Vessels.  See Section 7.24(a).

         US Revolver Loan Request.  See Section 2.6(a).

         US Revolver Loans. The revolving credit loans to be made by the Revolver Banks to the US Borrowers pursuant to Section 2.1.1 hereof.

         US Revolver Note.  See Section 2.4(a).

         US Security Agreement. The US Security Agreement dated as of the Closing Date among the US Borrowers and the Agent, as the same may be amended, supplemented, modified or restated and in effect from time to time.

         US Vessel Mortgage. The first preferred vessel mortgage with respect to the US Flag Vessels, in form and substance satisfactory to the Agent and the Banks, dated as of the Closing Date, as the same may be amended, supplemented, modified or restated and in effect from time to time.

         Vanuatu Vessel Mortgage. The first preferred vessel mortgage with respect to the Vanuatu Flag Vessels, in form and substance satisfactory to the Agent and the Banks, dated as of the Closing Date, as the same may be amended, supplemented, modified or restated and in effect from time to time.

         Vessel Mortgages. Collectively, the US Vessel Mortgage, the Vanuatu Vessel Mortgage, the Norwegian Vessel Mortgage, the UK Vessel Mortgage and any other vessel mortgage from any of the Borrowers or any other Subsidiary of the Parent to the Agent for the benefit of any of the Banks.

         Vessel(s). Collectively, all vessels owned by any of the Borrowers, from time to time, including, without limitation those vessels listed on Schedules 7.24(a) and 7.24(b), and individually, any of such vessels.

         Section 1.2.  Rules of Interpretation.

            (a)A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement, (b) the singular includes the plural and the plural includes the singular, (c) a reference to any law includes any amendment or modification to such law, (d) a reference to any Person includes its permitted successors and permitted assigns, (e) accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer, (f) the words "include", "includes" and "including" are not limiting, (g) all terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein, (h) reference to a particular "Section " refers to that section of this Agreement unless otherwise indicated,
      (i) the words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement, and (j) the phrase "jointly and severally" as used herein shall mean, for purposes of Louisiana law, "jointly and severally and solidarily".

         Section 2.  THE REVOLVING CREDIT FACILITIES.

         Section 2.1.  Commitment to Lend.

            Section 2.1.1 US Revolver Loans. Subject to the terms and conditions set forth in this Agreement, each of the Revolver Banks severally agrees to lend to the US Borrowers and the US Borrowers may borrow, repay, and reborrow from time to time between the Closing Date and the Maturity Date upon notice by the US Borrowers to the Agent given in accordance with Section 2.6(a), such sums in Dollars as are requested by the US Borrowers up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Revolver Commitment, minus such Bank's Revolver Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the US Revolver Loans (after giving effect to all amounts requested) plus the Dollar Equivalent of the outstanding amount of the Norwegian Revolver Loans plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the Total Revolver Commitment. The US Revolver Loans shall be made pro rata in accordance with each Revolver Bank's Revolver Percentage. Each request for a US Revolver Loan hereunder shall constitute a representation and warranty by the US Borrowers that the conditions set forth in
      Section 11 and Section 12 hereof, in the case of the initial US Revolver Loans to be made on the Closing Date, and Section 12 hereof, in the case of all other US Revolver Loans, have been satisfied on the date of such request. The parties hereto hereby agree that, on and as of the Closing Date, the loans outstanding under the Existing Credit Agreement shall become US Revolver Loans hereunder.

            Section 2.1.2 Norwegian Revolver Loans. Subject to the terms and conditions set forth in this Agreement, the Revolver Banks agree to lend to the Norwegian Borrower and the Norwegian Borrower may borrow, repay, and reborrow from time to time between the Norwegian Closing Date and the Maturity Date upon notice by the Norwegian Borrower to the Agent given in accordance with Section 2.6(b), such sums in Dollars or Kroner as are requested by the Norwegian Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to the Norwegian Limit or the Kroner Equivalent thereof; provided that (after giving effect to all amounts requested) the sum of the outstanding amount of (a) the Norwegian Revolver Loans denominated in Dollars, plus (b) the Dollar Equivalent of the Norwegian Revolver Loans denominated in Kroner, plus (c) the outstanding amount of the US Revolver Loans plus (d) the Maximum Drawing Amount plus (e) all Unpaid Reimbursement Obligations shall not at any time exceed the Total Revolver Commitment; and provided further, that with respect to Norwegian Revolver Loans denominated in Kroner, the Revolver Commitment Percentage of each Non Kroner Funding Bank shall be fronted by the Fronting Bank (it being understood that a Non Kroner Funding Bank shall not be obligated to fund Norwegian Revolver Loans in Kroner, and that each Non Kroner Funding Bank hereby agrees to participate in the risk associated with such Norwegian Revolver Loan in accordance with Section 2.11). Each request for a Norwegian Revolver Loan hereunder shall constitute a representation and warranty by the Norwegian Borrower that the conditions set forth in Section 11, Section 11A and Section 12 hereof, in the case of the initial Norwegian Revolver Loans to be made on the Norwegian Closing Date, and Section 12 hereof, in the case of all other Norwegian Revolver Loans, have been satisfied on the date of such request.

         Section 2.2. Commitment Fee. The Borrowers hereby jointly and severally agree to pay to the Agent for the accounts of the Revolver Banks in accordance with their respective Revolver Percentages a commitment fee (the "Commitment Fee") at the applicable Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from Closing Date to the Maturity Date by which the Total Revolver Commitment exceeds the sum of the outstanding principal amount of US Revolver Loans, plus the Dollar Equivalent of the outstanding principal amount of Norwegian Revolver Loans denominated in Kroner, plus the outstanding principal amount of Norwegian Revolver Loans denominated in Dollars, plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations. The Commitment Fee shall be payable quarterly in arrears on the last day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the Closing Date, with a final payment on the Maturity Date or any earlier date on which the Revolver Commitments shall terminate.

         Section 2.3.  Reduction of Commitments.

         (a) The Borrowers shall have the right at any time and from time to time on or before the Maturity Date upon five (5) Business Days' prior written notice to the Agent to reduce by $10,000,000 or a larger integral multiple of $5,000,000 or terminate entirely the unborrowed portion of the Total Revolver Commitment, whereupon the Revolver Commitments of the Revolver Banks shall be reduced pro rata in accordance with their respective Revolver Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrowers delivered pursuant to this
Section 2.3(a), the Agent will notify the Revolver Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrowers shall pay to the Agent for the respective accounts of the Revolver Banks the full amount of any Commitment Fee then accrued on the amount of the reduction, provided that so long as the Total Revolver Commitment is not terminated entirely, the Borrowers may pay any such accrued Commitment Fee on the last Business Day of the then-current fiscal quarter.

         (b) No reduction or termination of the Total Revolver Commitment once made may be revoked; the portion of the Total Revolver Commitment reduced or terminated may not be reinstated; and amounts in respect of such reduced or terminated portion may not be reborrowed.

         (c)   Promptly   after   the  effectiveness  of  any  partial
reduction in the Total Revolver Commitment pursuant to this Section 2.3, the Agent shall distribute to each Bank an updated Schedule 1.1 reflecting such reduction.

         Section 2.4.  The Revolver Notes; Loan Accounts.

         (a) The US Revolver Loans shall be evidenced by separate amended and restated promissory notes of the US Borrowers in substantially the form of Exhibit A-1 hereto (each a "US Revolver Note"), dated as of the Closing Date and completed with appropriate insertions. One US Revolver Note shall be payable to the order of each Revolver Bank in a principal amount equal to such Bank's Revolver Commitment or, if less, the outstanding amount of all US Revolver Loans made by such Revolver Bank, plus interest accrued thereon, as set forth below. The US Borrowers irrevocably authorize each Revolver Bank to make or cause to be made, at or about the time of the Drawdown Date of any US Revolver Loan or at the time of receipt of any payment of principal on such Bank's US Revolver Note, an appropriate notation on such Bank's Record with respect to such Note reflecting the making of such US Revolver Loan or (as the case may be) the receipt of such payment. The outstanding amount of the US Revolver Loans set forth on such Bank's Record with respect to such Note shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not limit or otherwise affect the joint and several obligations of the US Borrowers hereunder or under any US Revolver Note to make payments of principal of or interest on any US Revolver Note when due.

         (b) The Norwegian Revolver Loans and the Obligations of the Norwegian Borrower in respect thereof shall be evidenced by this Agreement and the Loan Account maintained by each Revolver Bank with respect to the Norwegian Revolver Loans made by such Bank. The Norwegian Borrower irrevocably authorizes each Revolver Bank and the Fronting Bank to make or cause to be made, at or about the time of the Drawdown Date of any Norwegian Revolver Loan or at the time of receipt of any payment of principal on such Norwegian Revolver Loan, an appropriate notation in such Loan Account reflecting the making of such Norwegian Revolver Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Norwegian Revolver Loans set forth in such Loan Account shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount in such Loan Account shall not limit or otherwise affect the obligation of the Norwegian Borrower hereunder to make payments of principal of, or interest on, the Norwegian Revolver Loans when due. The Norwegian Borrower hereby irrevocably and unconditionally promises to pay the Norwegian Revolver Loans in accordance with the terms hereof.

         Section   2.5.  Interest  on  Loans.   Except  as   otherwise
provided in Section 5.8 hereof,

         (a) Each US Revolver Loan shall bear interest at the rate per annum equal to (i) the Dollar Base Rate plus the Applicable Margin then applicable to Base Rate Loans, in the case of US Revolver Loans that are Base Rate Loans, and (ii) the Dollar Eurocurrency Rate plus the Applicable Margin then applicable to Eurocurrency Rate Loans, in the case of US Revolver Loans that are Eurocurrency Rate Loans.

         (b) Each Norwegian Revolver Loan shall bear interest at the rate per annum equal to (i) the Dollar Base Rate plus the Applicable Margin then applicable to Dollar Base Rate Loans, in the case of Norwegian Revolver Loans that are Base Rate Loans denominated in Dollars, (ii) subject to the immediately succeeding sentence, the Kroner Base Rate plus the Applicable Margin then applicable to Kroner Base Rate Loans, in the case of Norwegian Revolver Loans that are Base Rate Loans denominated in Kroner, (iii) the Dollar Eurocurrency Rate plus the Applicable Margin then applicable to Eurocurrency Rate Loans, in the case of Norwegian Revolver Loans that are Eurocurrency Loans denominated in Dollars, and (iv) the Kroner Eurocurrency Rate plus the Applicable Margin then applicable to Eurocurrency Rate Loans, in the case of Norwegian Revolver Loans that are Eurocurrency Loans denominated in Kroner. The parties hereto hereby agree that, except as provided in Section 5.10, Norwegian Revolver Loans denominated in Kroner shall be Kroner Eurocurrency Rate Loans.

         (c) The US Borrowers jointly and severally promise to pay interest on the outstanding amount of the US Revolver Loans on each Interest Payment Date with respect thereto. The Norwegian Borrower promises to pay interest on the outstanding amount of the Norwegian Revolver Loans on each Interest Payment Date with respect thereto.

         (d) Any change in the interest rate resulting from a change in the Dollar Base Rate or the Kroner Base Rate is to be effective at the beginning of the day of such change in the Dollar Base Rate or Kroner Base Rate, as the case may be. The Agent will give the Banks and the Borrowers prompt notice in writing of any change in the Dollar Base Rate or the Kroner Base Rate, as the case may be.

         Section 2.6.  Requests for Revolver Loans.

         (a) The US Borrowers shall give to the Agent written notice in the form of Exhibit B-1 hereto (or telephonic notice confirmed in a writing in the form of Exhibit B-1 hereto) of each US Revolver Loan requested hereunder (a "US Revolver Loan Request") no less than (a) one (1) Business Day prior to any Drawdown Date of any US Revolver Loan that is a Base Rate Loan or (b) three (3) Eurocurrency Business Days prior to any Drawdown Date of any US Revolver Loan that is a Eurocurrency Rate Loan. Each such notice shall specify (i) the principal amount in Dollars of the US Revolver Loan requested, (ii) the proposed Drawdown Date of such US Revolver Loan, (iii) the Interest Period for such US Revolver Loan, and (iv) the Type of such US Revolver Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Revolver Banks thereof. Each such notice shall be irrevocable and binding on the US Borrowers and shall obligate the US Borrowers to accept the US Revolver Loan requested from the Revolver Banks on the proposed Drawdown Date thereof. Each US Revolver Loan Request shall be in a minimum aggregate amount of $2,000,000 or a larger integral multiple of $250,000.

         (b) The Norwegian Borrower shall give to the Agent written notice in the form of Exhibit B-2 hereto (or telephonic notice confirmed in a writing in the form of Exhibit B-2 hereto) of each Norwegian Revolver Loan requested hereunder (a "Norwegian Revolver Loan Request") no less than (a) one (1) Business Day prior to any Drawdown Date of any Norwegian Revolver Loan that is a Base Rate Loan or (b) three (3) Eurocurrency Business Days prior to any Drawdown Date of any Norwegian Revolver Loan that is a Eurocurrency Rate Loan. Each such notice shall specify (i) the principal amount of the Norwegian Revolver Loan requested, (ii) the proposed Drawdown Date of such Norwegian Revolver Loan, (iii) the Interest Period for such Norwegian Revolver Loan, (iv) the Type of such Norwegian Revolver Loan, and (v) whether such Norwegian Revolver Loan is to be denominated in Dollars or Kroner. Promptly upon receipt of any such notice, the Agent shall notify each of the Revolver Banks thereof. Each such notice shall be irrevocable and binding on the Norwegian Borrower and shall obligate the Norwegian Borrower to accept the Norwegian Revolver Loan requested from the Revolver Banks on the proposed Drawdown Date thereof. Each Norwegian Revolver Loan Request with respect to an amount denominated in Dollars shall be in a minimum aggregate amount of $2,000,000 or a larger integral multiple of $250,000, and each Norwegian Revolver Loan Request with respect to an amount denominated in Kroner shall be in a minimum aggregate amount of NOK 15,000,000 or a larger integral multiple of NOK 2,000,000.

         Section 2.7. US Revolver Loans to Cover Reimbursement Obligations. Notwithstanding the notice and minimum amount requirements set forth in Section 2.6, the Agent shall, unless otherwise instructed by the Majority Revolver Banks and subject to the satisfaction of the conditions set forth herein, make US Revolver Loans to the US Borrowers on the date that any draft presented under any Letter of Credit is honored by the Agent, or any date on which the Agent otherwise makes a payment with respect thereto, or on any date on which London Branch makes any payment on the Tender Guaranty in an amount sufficient to pay in full the obligations of the US Borrowers under Section 3.2 in respect of the honor of such draft or the making of such payment. The US Borrowers hereby request and authorize the Agent to make from time to time such US Revolver Loans by means of appropriate entries in the books and records of the Agent and to notify the Revolver Banks of the date and amount of any such US Revolver Loans. The US Borrowers acknowledge and agree that the making of such US Revolver Loans shall, in each case, be subject in all respects to the provisions of this Agreement as if they were US Revolver Loans requested pursuant to a US Revolver Loan Request, including the limitations set forth in Section 2.1.1 and the requirement that the applicable provisions of Section 12 be satisfied. Absent manifest error on the part of the Agent, all actions taken by the Agent pursuant to the provisions of this Section
2.7 shall be conclusive and binding on the US Borrowers. Loans made pursuant to this Section 2.7 shall be Base Rate Loans (subject to conversion pursuant to Section 2.8 hereof) denominated in Dollars and shall bear interest at the rate provided for US Revolver Loans in
Section 2.5(a) hereof. Each of the Revolver Banks hereby acknowledges and agrees that a US Revolver Loan made by the Agent pursuant to this
Section 2.7 shall (i) be subject in all respects to the provisions of this Agreement (including, without limitation, Section 2.9 hereof) and
(ii) obligate each Revolver Bank to advance to the Agent the amount of such Revolver Bank's Revolver Percentage of such US Revolver Loan.

         Section  2.8.  Election  of  Eurocurrency  Rate;   Notice  of
Election;  Interest Periods;  Minimum Amounts.

         (a) At each Borrower's option, so long as no Event of Default has occurred and is then continuing, such Borrower may (i) elect to convert any Base Rate Loan or a portion thereof to a Eurocurrency Rate Loan, (ii) at the time of any Loan Request specify that such requested Loan shall be a Eurocurrency Rate Loan, or (iii) upon expiration of the applicable Interest Period, elect to maintain an existing Eurocurrency Rate Loan as such, provided in each case that the applicable Borrower shall give notice thereof to the Agent pursuant to Section 2.8(b). Upon determining any Dollar Eurocurrency Rate or Kroner Eurocurrency Rate, the Agent shall forthwith provide notice thereof to the applicable Borrower(s) and the Banks, and each such notice to such Borrower(s) shall be considered prima facie correct and binding, absent manifest error.

         (b) Three (3) Eurocurrency Business Days prior to the making of any Eurocurrency Rate Loan or the conversion of any Base Rate Loan to a Eurocurrency Rate Loan, or, in the case of an outstanding Eurocurrency Rate Loan, the expiration date of the applicable Interest Period, the applicable Borrower shall give written notice to the Agent, not later that (i) 12:00 noon (Boston time), in the case of US Revolver Loans and (ii) 12:00 noon (London time), in the case of all other Loans of its election pursuant to Section 2.8(a). Each such notice delivered to the Agent shall specify the aggregate principal amount of applicable Loans to be borrowed or maintained as or converted to Eurocurrency Rate Loans and the requested duration of the Interest Period that will be applicable to such Eurocurrency Rate Loan, and shall be irrevocable and binding upon such Borrower. If any Borrower shall fail to give the Agent notice of its election hereunder, together with all of the other information required by this Section 2.8(b), with respect to any Loan, whether at the end of an Interest Period or otherwise, such Loan shall be deemed a Base Rate Loan. The Agent shall promptly notify the Banks in writing (or by telephone confirmed in writing or by facsimile) of any such election.

         (c) Notwithstanding anything herein to the contrary, no Borrower may specify an Interest Period with respect to all or any portion of any Loan (other than the Dutch Term B Loan) that would extend beyond the Maturity Date, and the Dutch Borrower may not specify an Interest Period with respect to all or any portion of the Dutch Term B Loan that would extend beyond the Term B Maturity Date.

         (d) No conversion of Loans pursuant to this Section 2.8 may result in a Eurocurrency Rate Loan denominated in Dollars with a principal amount less than $2,000,000 or a Eurocurrency Rate Loan denominated in Kroner with a principal amount of less than NOK 15,000,000.

         Section 2.9.  Funds for US Revolver Loans.

            Section 2.9.1. Funding Procedures. Not later than 11 o'clock a.m. (Boston time) on (i) the proposed Drawdown Date of any US Revolver Loans, (ii) the date that any draft presented under any Letter of Credit is honored by the Agent, or on any date on which the Agent otherwise makes payment with respect thereto, and in connection therewith the Agent makes US Revolver Loans on behalf of the Revolver Banks to the US Borrowers pursuant to Section 2.7 hereof, or (iii) the date on which London Branch makes payment with respect to the Tender Guaranty, and in connection therewith the Agent makes US Revolver Loans on behalf of the Revolver Banks to the US Borrowers pursuant to
      Section 2.7 hereof, each of the Revolver Banks will make available to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, in immediately available funds, the amount of such Bank's Revolver Percentage of such US Revolver Loans made or to be made on such date. Upon receipt from each Revolver Bank of such amount, and upon receipt of the documents required by Section Section 11 and 12 hereof and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the US Borrowers the aggregate amount of such US Revolver Loans made available to the Agent by the Revolver Banks. The failure or refusal of any Revolver Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolver Percentage of the requested US Revolver Loans shall not relieve any other Revolver Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Revolver Percentage of any requested US Revolver Loans.

            Section 2.9.2. Advances by Agent. The Agent may, unless notified to the contrary by any Revolver Bank prior to a Drawdown Date of a US Revolver Loan, assume that such Revolver Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Revolver Percentage of the US Revolver Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the US Borrowers a corresponding amount. If any Revolver Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Revolver Bank's Revolver Percentage of such US Revolver Loans, times (c) a fraction, the numerator of which is the number of days that shall have elapsed from and including such Drawdown Date to the date on which the amount of such Bank's Revolver Percentage of such US Revolver Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Revolver Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Revolver Bank. If the amount of such Revolver Bank's Revolver Percentage of such US Revolver Loans is not made available to the Agent by such Revolver Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the US Borrowers on demand, with interest thereon at the rate per annum applicable to the US Revolver Loans made on such Drawdown Date.

         Section  2.10.  Funding  Procedures  for  Norwegian  Revolver
Loans.

          Section 2.10.1.  Funding Procedures.

          (a)Norwegian   Revolver   Loans  Denominated  in
     Dollars.  Not later than 12:00 noon  (London time) on
     the proposed Drawdown Date of any Norwegian  Revolver
     Loans  denominated  in  Dollars, each of the Revolver
     Banks  will  make  available  to  the  Agent,  at  39
     Victoria  Street,  London   SW1H   OED,  England,  in
     immediately  available  funds,  the  amount  of  such
     Bank's Revolver Percentage of such Norwegian Revolver
     Loans made or to be made on such date.   Upon receipt
     from each such Revolver Bank of such amount, and upon
     receipt of the documents required by Section  Section
     11  and  12  hereof and the satisfaction of the other
     conditions  set   forth   therein,   to   the  extent
     applicable, the Agent will make available to the Norwegian Borrower the aggregate amount of such Norwegian Revolver Loans made available to the Agent by the Revolver Banks. The failure or refusal of any Revolver Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolver Percentage of such requested
     Norwegian Revolver Loans shall not relieve  any other
     Revolver Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Revolver Percentage of such Norwegian
     Revolver Loans.

          (b)Norwegian   Revolver   Loans  Denominated  in
     Kroner. Not later than 12:00 noon (London time) on the proposed Drawdown Date of any Norwegian Revolver
     Loans denominated in Kroner, (i) each of the Revolver
     Banks which are Kroner Funding Banks will make available to the Agent, at 39 Victoria Street, London
     SW1H OED, England, in immediately available funds, the amount of such Bank's Revolver Percentage of such Norwegian Revolver Loans made or to be made on such date and (ii) the Fronting Bank shall make available to the Agent at such address the amount of such Norwegian Revolver Loans made or to be made on such date corresponding to the Revolver Percentages of the Non Kroner Funding Banks. Upon receipt from each such Revolver Bank and the Fronting Bank of such amount, and upon receipt of the documents required by Section Section 11 and 12 hereof and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Norwegian Borrower the aggregate amount of such Norwegian Revolver Loans made available to the Agent by the Kroner Funding Banks and the Fronting Bank.
     The failure or refusal of any Kroner Funding Bank or the Fronting Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolver Percentage of such requested
     Norwegian Revolver Loans shall not relieve  any other
     Kroner Funding Bank or the Fronting Bank from its several obligation hereunder to make available to the Agent the amount of such other Kroner Funding Bank's
     Revolver Percentage or, with  respect to the Fronting
     Bank,  the Revolver Percentages  of  the  Non  Kroner
     Funding Banks, of such Norwegian Revolver Loans.

          Section 2.10.2.  Advances by Agent.

          (a)Norwegian   Revolver   Loans  Denominated  in
     Dollars.   The  Agent  may, unless  notified  to  the
     contrary by any Revolver  Bank  prior  to  a Drawdown
     Date  of  a  Norwegian  Revolver Loan denominated  in
     Dollars,  assume that such  Revolver  Bank  has  made
     available to  the  Agent  on  such  Drawdown Date the
     amount  of  such Bank's Revolver Percentage  of  such
     Norwegian Revolver  Loans to be made on such Drawdown
     Date, and the Agent may (but it shall not be required
     to), in reliance upon such assumption, make available
     to the Norwegian Borrower a corresponding amount.  If
     any Revolver Bank makes  available  to the Agent such
     amount on a date after such Drawdown  Date, such Bank
     shall pay to the Agent on demand an amount  equal  to
     the  product  of  (a)  the  average  computed for the
     period  referred  to  in  clause  (c) below,  of  the
     weighted average interest rate paid  by the Agent for
     funds acquired by the Agent during each  day included
     in such period, times (b) the amount of such Revolver
     Bank's Revolver Percentage of such Norwegian Revolver
     Loans, times (c) a fraction, the numerator  of  which
     is  the  number  of days that shall have elapsed from
     and including such Drawdown Date to the date on which
     the amount of such Bank's Revolver Percentage of such
     Norwegian Revolver  Loans  shall  become  immediately
     available to the Agent, and the denominator  of which
     is  360.  A statement of the Agent submitted to  such
     Revolver Bank with respect to any amounts owing under
     this  paragraph  shall be prima facie evidence of the
     amount due and owing  to  the  Agent by such Revolver
     Bank.  If the amount of such Revolver Bank's Revolver
     Percentage of such Norwegian Revolver  Loans  is  not
     made  available  to  the  Agent by such Revolver Bank
     within  three  (3)  Business  Days   following   such
     Drawdown Date, the Agent shall be entitled to recover
     such  amount  from  the Norwegian Borrower on demand,
     with  interest  thereon   at   the   rate  per  annum
     applicable to the Norwegian Revolver Loans made on such Drawdown Date.

          (b)Norwegian   Revolver   Loans  Denominated  in
     Kroner.   The  Agent  may,  unless  notified  to  the
     contrary by any Kroner Funding Bank or  the  Fronting
     Bank prior to a Drawdown Date of a Norwegian Revolver
     Loan  denominated  in  Kroner,  assume  that (i) such
     Kroner Funding Bank has made available to  the  Agent
     on  such  Drawdown  Date  the  amount  of such Bank's
     Revolver Percentage of such Norwegian Revolver  Loans
     to  be  made  on such Drawdown Date and (ii) that the
     Fronting Bank has made available to the Agent on such
     Drawdown Date the  amount of the Revolver Percentages
     of the Non Kroner Funding  Banks  of  such  Norwegian
     Revolver Loans to be made on such Drawdown Date,  and
     the  Agent  may (but it shall not be required to), in
     reliance upon  such assumption, make available to the
     Norwegian Borrower  a  corresponding  amount.  If any
     Revolver Bank or the Fronting Bank makes available to
     the  Agent such amount on a date after such  Drawdown
     Date,  such  Bank shall pay to the Agent on demand an
     amount  equal to  the  product  of  (a)  the  average
     computed  for  the  period  referred to in clause (c)
     below, of the weighted average  interest rate paid by
     the Agent for funds acquired by the Agent during each
     day included in such period, times  (b) the amount of
     such  Revolver  Bank's Revolver Percentage  or,  with
     respect   to   the  Fronting   Bank,   the   Revolver
     Percentages of the  Non Kroner Funding Banks, of such
     Norwegian Revolver Loans,  times  (c) a fraction, the
     numerator of which is the number of  days  that shall
     have elapsed from and including such Drawdown Date to
     the date on which the amount of such Bank's  Revolver
     Percentage or, with respect to the Fronting Bank, the
     Revolver Percentages of the Non Kroner Funding Banks,
     of   such   Norwegian  Revolver  Loans  shall  become
     immediately  available   to   the   Agent,   and  the
     denominator  of  which  is  360.   A statement of the
     Agent submitted to such Kroner Funding  Bank  or  the
     Fronting Bank with respect to any amounts owing under
     this  paragraph  shall be prima facie evidence of the
     amount due and owing  to  the Agent by such Bank.  If
     the   amount   of  such  Revolver   Bank's   Revolver
     Percentage or, with respect to the Fronting Bank, the
     Revolver Percentages of the Non Kroner Funding Banks,
     of  such  Norwegian   Revolver   Loans  is  not  made
     available to the Agent by such Bank  within three (3)
     Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Norwegian Borrower on demand, with interest thereon at the rate per annum applicable to the Norwegian
     Revolver Loans made on such Drawdown Date.

        Section 2.11.  Fronting Provisions.

          Section   2.11.1.    Application   of   Interest
     Payments for Norwegian Revolver Loans.

          (a)  Norwegian  Revolver  Loans  Denominated  in
     Dollars. As promptly as is practicable following each date upon which the Agent receives a payment of interest under this Agreement on account of any Norwegian Revolver Loans denominated in Dollars, the
     Agent shall distribute such  amount  to  the Revolver
     Banks in accordance with their Revolver Percentages.

          (b)  Norwegian  Revolver  Loans  Denominated  in
     Kroner.  As promptly as is practicable following each
     date  upon  which  the  Agent  receives a payment  of
     interest  under  this  Agreement on  account  of  any
     Norwegian Revolver Loans  denominated  in Kroner, the
     Agent  shall  distribute  to (i) each Kroner  Funding
     Bank  an  amount  equal  to  such   Bank's   Revolver
     Percentage of such amount and (ii) the Fronting  Bank
     an  amount  equal the sum of the Revolver Percentages
     of  the Non Kroner  Funding  Banks  of  such  amount.
     Promptly  upon  receipt  of such amount, the Fronting
     Bank  shall  convert  into Dollars  (based  upon  the
     actual exchange rate then  applicable to the Fronting
     Bank)  the  amount  equal  to  the  portion  of  such
     interest  payment  which constitutes  the  Applicable
     Margin thereof (or,  with  respect to each Non Kroner
     Funding  Bank  which  funded  the   purchase   of   a
     participating  interest  in  such  Norwegian Revolver
     Loan pursuant to Section 2.11.3, such Bank's Revolver
     Percentage  of  the  full  amount  of  such  interest
     payment applicable to the period commencing upon such
     funding).  In consideration of the agreement  of  the
     Non  Kroner  Funding  Banks to purchase participating
     interests in the Norwegian Revolver Loans denominated
     in Kroner, the Fronting  Bank hereby agrees to pay to
     the  Agent,  for the ratable  accounts  of  each  Non
     Kroner Funding  Bank  that is a Revolver Bank, a risk
     participation fee in an  amount equal to the proceeds
     received by the Fronting Bank from such conversion to
     Dollars (other than any such proceeds payable for the
     account of any Delinquent  Bank, which proceeds shall
     be  retained  by  the  Fronting   Bank  for  its  own
     account);  provided,  however, that with  respect  to
     each Non Kroner Funding  Bank  which  has  funded the
     purchase of participating interests in the extensions
     of credit on account of which such interest  was paid
     pursuant  to Section 2.11.3, the Fronting Bank  shall
     instead pay to the Agent, for the account of such Non
     Kroner  Funding   Bank   which  has  so  funded  such
     purchase, the amount equal  to  such  Bank's Revolver
     Percentage of the proceeds received by  the  Fronting
     Bank  from  such  conversion.   Such amount shall  be
     payable to the Agent in Dollars on the date upon which the Fronting Bank receives the proceeds of such conversion.

          Section 2.11.2.  Payments to Fronting Bank.  The
     Norwegian Borrower agrees to pay to the Fronting Bank
     for its own account  a  fronting  fee (the "Norwegian
     Revolver  Fronting Fee") at the rate  equal  to  one-
     eighth of one  percent  (0.125%)  per  annum  on  the
     amount of each Norwegian Revolver Loan denominated in
     Kroner  which  is  fronted  by  the  Fronting Bank in
     accordance   with   Section   2.1.2.   The  Norwegian
     Revolver Fronting Fee shall be payable on each Interest Payment Date relating to Norwegian Revolver
     Loans, commencing on the first such date following the date hereof, and on the Maturity Date, or any earlier date on which the Revolver Commitments shall terminate.

          Section   2.11.3.    Currency  Conversions   and
     Contingent Funding Agreement.

                  (a)  Each  of  the  Non  Kroner  Funding
          Banks  hereby  unconditionally  and  irrevocably
          agrees to purchase  (in  Dollars)  an  undivided
          participating  interest  in  its  ratable share,
          determined   by   reference   to   its  Revolver
          Percentage, of all Norwegian Revolver Loans denominated in Kroner made by the Fronting Bank as the Agent may at any time request, provided that:

                       (i)  the  Agent  and  the  Fronting
               Bank hereby agree that, unless (A) an Event
               of  Default  has occurred and is continuing
               and (B) all amounts  owing  with respect to
               this  Agreement,  the Notes and  the  other
               Loan   Documents  and   all   Reimbursement
               Obligations have become immediately due and payable pursuant to Section 13.1 hereof, such Persons will not request any such purchase of participating interests; and

                       (ii)  in the event  that  any Event
               of  Default  specified  in  Section Section
               13.1(g)  or  (h)  shall have occurred  with
               respect to the Norwegian Borrower, each Non
               Kroner Funding Bank shall be deemed to have
               purchased,   automatically    and   without
               request, such participating interest in the Norwegian Revolver Loans denominated in
               Kroner made by the Fronting Bank to the Norwegian Borrower.

               Any such request  shall  be made in writing
          to  each  Non  Kroner  Funding  Bank  and  shall
          specify  the amount of Dollars (based  upon  the
          actual  exchange   rate   at   which  the  Agent
          anticipates  being able to obtain  the  relevant
          amount in Kroner  on the relevant date, with any
          excess payment being  refunded to the Non Kroner
          Funding  Banks  and  any  deficiency   remaining
          payable   by   the  Non  Kroner  Funding  Banks)
          required from such  Bank  in order to effect the
          purchase   by  such  Bank  of  a   participating
          interest in  the  amount  equal  to its Revolver
          Percentage times the aggregate then  outstanding
          principal  amount  in  Kroner  of  the Norwegian
          Revolver Loans denominated in Kroner  which have
          been  fronted  by  the  Fronting Bank.  Promptly
          upon receipt of such request,  each  Non  Kroner
          Funding  Bank  shall  deliver  to  the Agent (in
          immediately  available  funds)  the  amount   so
          specified by the Agent.  The Agent shall convert
          such  amounts  into  Kroner  and  shall promptly
          deliver the proceeds of such conversion  to  the
          Fronting  Bank  in  immediately available funds.
          Promptly following receipt thereof, the Fronting
          Bank will deliver to  each  Non  Kroner  Funding
          Bank  (through  the Agent) a certificate setting
          forth the amount of the Norwegian Revolver Loans
          purchased  by  such  Bank,  dated  the  date  of
          receipt of such  funds and in such amount.  From
          and  after such purchase,  (i)  all  outstanding
          Norwegian Revolver Loans (whether denominated in
          Dollars  or Kroner and including those Norwegian
          Revolver Loans advanced by Kroner Funding Banks)
          shall be deemed to have been converted into Base
          Rate Loans  denominated  in  Dollars  (with such
          conversion constituting, for purposes of Section
          5.12, a conversion of a Loan of one Type  into a
          Loan of another Type prior to the expiration  of
          the  relevant Interest Period), (ii) any further
          Norwegian  Revolver  Loans  to  be  made  to the
          Norwegian  Borrower shall be made in Dollars  by
          each Revolver  Bank in accordance with each such
          Bank's Revolver  Percentage,  (iii)  all amounts
          from time to time accruing, and all amounts from
          time   to  time  payable,  on  account  of  such
          Norwegian Revolver Loans (including any interest
          and other  amounts which were accrued but unpaid
          on the date  of  such purchase) shall be payable
          in Dollars and shall be distributed by the Agent
          to  the  Revolver  Banks,  on  account  of  such
          participating    interests.      Notwithstanding
          anything  to  the  contrary  contained  in  this
          Section  2.11,  the  failure of any  Non  Kroner
          Funding  Bank  to  purchase   its  participating
          interest in any Norwegian Revolver  Loans  shall
          not relieve any other Non Kroner Funding Bank of
          its   obligations   hereunder  to  purchase  its
          participating interest in a timely manner, but no Non Kroner Funding Bank shall be responsible for the failure of any other Non Kroner Funding
          Bank to purchase the participating interest to be purchased by such other Non Kroner Funding
          Banks on any date.

          (b)  If any amount required  to  be  paid by any
     Non Kroner Funding Bank pursuant to Section 2.11.3(a)
     is not paid to the Agent within one (1) Business  Day
     following the date upon which such Non Kroner Funding
     Bank  receives a request from the Agent that such Non
     Kroner  Funding  Bank fund its participating interest
     relating to such Norwegian  Revolver  Loan,  such Non
     Kroner Funding Bank shall pay to the Agent on  demand
     an  amount  equal  to the product of (i) such amount,
     times (ii) the daily  average  federal funds rate, as
     quoted  by  the  Agent, during the  period  from  and
     including the date  such  payment  is  required to be
     made to the date on which such payment is immediately
     available  to  the Agent, times (iii) a fraction  the
     numerator of which  is the number of days that elapse
     during such period and  the  denominator  of which is
     360.  If any such amount required to be paid  by  any
     Non Kroner Funding Bank pursuant to Section 2.11.3(a)
     is  not  in  fact  made available to the Agent within
     three (3) Business Days following the date upon which
     such Bank receives a request from the Agent that such
     Non  Kroner  Funding  Bank   fund  its  participating
     interest relating to such Norwegian Revolver Loan, the Agent shall be entitled to recover from the Norwegian Borrower, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Norwegian Revolver Loans which are Dollar Base Rate Loans. A certificate from the Agent submitted to any Non Kroner Funding Bank with respect to any amounts owing under this Section
     2.11.3(b) shall be conclusive in the absence of manifest error. Amounts payable by any Non Kroner
     Funding Bank pursuant to this Section 2.11.3(b) shall be paid to the Agent, for the account of the Fronting
     Bank; provided that, if the Agent (in its sole discretion) has elected to fund on behalf of such Non
     Kroner Funding Bank the amounts owing to the Fronting
     Bank, then the amounts shall be paid to the Agent, for its own account.

          (c)  Whenever,  at  any  time after the Fronting
     Bank has received from any Non  Kroner  Funding  Bank
     such  Bank's  participating  interest  in a Norwegian
     Revolver  Loan  pursuant to Section 2.11.3(b)  above,
     the Fronting Bank  receives  any  payment  on account
     thereof,  such Fronting Bank will distribute  to  the
     Agent, for  the  account  of  such Non Kroner Funding
     Bank,  such  Bank's participating  interest  in  such
     amount  (appropriately   adjusted,  in  the  case  of
     interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded) in like funds received;
     provided, however, that in the event that any such payment received by the Fronting Bank is required to be returned, such Bank will return to the Fronting
     Bank any portion thereof previously distributed by the Fronting Bank to the Bank in like funds as such payment is required to be returned by the Fronting
     Bank.

          (d)  Each  Non Kroner Funding Bank's  obligation
     to purchase participating  interests pursuant to this
     Section 2.11 shall be absolute  and unconditional and
     shall not be affected by any circumstance,  including
     (i) any set-off, counterclaim, recoupment, defense or
     other  right  which  such  Bank may have against  the
     Fronting Bank, any Borrower  or  any other Person for
     any  reason  whatsoever;  (ii)  the  occurrence   and
     continuation  of  any  Default  or  Event of Default;
     (iii) any adverse change in the condition  (financial
     or  otherwise)  of any Person party hereto; (iv)  any
     breach of any of the Loan Documents by any Person; or
     (v)  any  other  circumstance,   happening  or  event
     whatsoever, whether or not similar to any of the foregoing.

          Section   2.11.4.    Resignation   of   Fronting
     Bank.  The Fronting  Bank  may  resign at any time by
     giving sixty (60) days prior written  notice  thereof
     to  the  Revolver Banks and the Borrowers.  Upon  any
     such resignation,  the Requisite Banks shall have the
     right to appoint a successor Fronting Bank.  Unless a
     Default or Event of  Default  shall have occurred and
     be continuing, such successor Fronting  Bank shall be
     reasonably  acceptable  to  the  Borrowers.    If  no
     successor  Fronting Bank shall have been so appointed
     by the Requisite  Banks  and shall have accepted such
     appointment  within  thirty   (30)   days  after  the
     retiring   Fronting   Bank's  giving  of  notice   of
     resignation, then the retiring  Fronting Bank may, on
     behalf of the Revolver Banks and the Norwegian Term A
     Banks, appoint a successor Fronting Bank, which shall
     be a financial institution having  a  rating  of  not
     less  than  A  or its equivalent by Standard & Poor's
     Ratings  Group.    Upon   the   acceptance   of   any
     appointment as Fronting Bank hereunder by a successor
     Fronting  Bank,  such  successor  Fronting Bank shall
     thereupon succeed to and become vested  with  all the
     rights, powers, privileges and duties of the retiring
     Fronting  Bank,  and the retiring Fronting Bank shall
     be  discharged  from   its   duties  and  obligations
     hereunder.   After  any  retiring   Fronting   Bank's
     resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Fronting Bank.

        Section  2.12.  Maturity  of the US Revolver Loans
and Norwegian Revolver Loans. The US Revolver Loans and the Norwegian Revolver Loans shall be due and payable on the Maturity Date. The US Borrowers hereby jointly and severally promise to pay to the Agent for the pro rata accounts of the Revolver Banks, and there shall become absolutely due and payable on the Maturity Date, all of the US Revolver Loans outstanding on the Maturity Date.
The Norwegian Borrower hereby promises to pay to the Agent for the respective accounts of the Revolver Banks and the Fronting Bank, and there shall become absolutely due and payable on the Maturity Date, all of the Norwegian
Revolver Loans outstanding on the Maturity Date.

        Section  2.13.  Mandatory  Repayments  of Revolver
Loans.

          (a)If  at  any  time  for  any reason (including
     currency  fluctuations)  the sum of  the  outstanding
     principal  amount  of  the  US  Revolver  Loans,  the
     outstanding  principal  amount   of   the   Norwegian
     Revolver  Loans  denominated  in  Dollars, the Dollar
     Equivalent of the outstanding amount of the Norwegian
     Revolver  Loans  denominated in Kroner,  the  Maximum
     Drawing   Amount   and   all   Unpaid   Reimbursement
     Obligations exceeds  the  Total  Revolver Commitment,
     then the Borrowers shall immediately  pay  the amount
     of  such  excess  to  the  Agent  for  the respective
     accounts of the Revolver Banks and the London  Branch
     for  application:  first, to any Unpaid Reimbursement
     Obligations;  second,  to  the  Revolver  Loans;  and
     third, to provide to the Agent and London Branch cash
     collateral    for    Reimbursement   Obligations   as
     contemplated by Section 3.2(b) and (c).  Each payment
     of any Unpaid Reimbursement Obligations or prepayment
     of  Revolver  Loans  shall  be  allocated  among  the
     Revolver   Banks,  in  proportion,   as   nearly   as
     practicable,  to  each Reimbursement Obligation owing
     to each such Revolver  Bank  or  (as the case may be)
     the  respective  unpaid  principal  amount   of   the
     Revolver  Loans  owing  to  such  Revolver Bank, with
     adjustments to the extent practicable to equalize any
     prior   payments   or   repayments  not  exactly   in
     proportion.

          (b)If  at  any time for  any  reason  (including
     currency fluctuations) the sum of (i) the outstanding
     principal amount  of  the  Norwegian  Revolver  Loans
     denominated   in   Dollars   plus   (ii)  the  Dollar
     Equivalent of the outstanding principal amount of the
     Norwegian  Revolver  Loans  denominated   in   Kroner
     exceeds  the  Norwegian  Limit,  then  the  Norwegian
     Borrower  shall  immediately  pay the amount of  such
     excess to the Agent, for the respective  accounts  of
     the   Revolver   Banks  and  the  Fronting  Bank  for
     application to the Norwegian Revolver Loans.

        Section  2.14  Optional   Repayments  of  Revolver
Loans.

          (a)The US Borrowers shall  have  the  right,  at
     their  election,  to  repay the outstanding amount of
     the US Revolver Loans,  as a whole or in part, at any
     time without penalty or premium,  provided  that  the
     full  or partial prepayment of the Outstanding amount
     of any  US  Revolver Loan that is a Eurocurrency Rate
     Loan pursuant  to  this Section 2.14 may be made only
     on  the  last  day of the  Interest  Period  relating
     thereto.  The US  Borrowers  shall give the Agent, no
     later than 10:00 a.m., Boston  time, at least two (2)
     Business Days' prior written notice  of  any proposed
     repayment of a US Revolver Loan that is a  Base  Rate
     Loan  pursuant  to  this  Section 2.12, and three (3)
     Eurocurrency Business Days'  prior  written notice of
     any proposed repayment of a US Revolver  Loan that is
     a  Eurocurrency  Rate  Loan pursuant to this  Section
     2.14, in each case specifying  the  proposed  date of
     payment  of  such US Revolver Loans and the principal
     amount to be paid.   Each  such partial prepayment of
     the US Revolver Loans shall  be  accompanied  by  the
     payment  of  accrued interest on the principal repaid
     to the date of  payment  and  shall be in the minimum
     principal amount of $2,000,000  or  a larger integral
     multiple of $250,000.  Each partial prepayment  shall
     be allocated among the Revolver Banks, in proportion,
     as  nearly  as  practicable, to the respective unpaid
     principal amount  of each Revolver Bank's US Revolver
     Note, with adjustments  to  the extent practicable to
     equalize  any  prior  repayments   not   exactly   in
     proportion.

          (b)The  Norwegian Borrower shall have the right,
     at its election,  to  repay the outstanding amount of
     the Norwegian Revolver  Loans, as a whole or in part,
     at any time without penalty or premium, provided that
     the  full or partial prepayment  of  the  Outstanding
     amount  of  any  Norwegian  Revolver  Loan  that is a
     Eurocurrency Rate Loan pursuant to this Section  2.14
     may  be  made  only  on  the last day of the Interest
     Period  relating  thereto.   The  Norwegian  Borrower
     shall  give the Agent,  no  later  than  10:00  a.m.,
     London time,  at  least  two (2) Business Days' prior
     written  notice  of  any  proposed   repayment  of  a
     Norwegian  Revolver  Loan  that is a Base  Rate  Loan
     pursuant  to  this  Section  2.14,   and   three  (3)
     Eurocurrency  Business Days' prior written notice  of
     any proposed repayment  of  a Norwegian Revolver Loan
     that  is a Eurocurrency Rate Loan  pursuant  to  this
     Section  2.14,  in  each case specifying the proposed
     date of payment of such  Norwegian Revolver Loans and
     the principal amount to be  paid.   Each such partial
     prepayment of the Norwegian Revolver  Loans  shall be
     accompanied by the payment of accrued interest on the
     principal repaid to the date of payment and shall  be
     in  the  minimum  principal amount of $2,000,000 or a
     larger integral multiple  of $250,000 with respect to
     Norwegian Revolver Loans denominated in Dollars or in
     the minimum principal amount  of  NOK 15,000,000 or a
     larger  integral  multiple  of  NOK  2,000,000   with
     respect to such Loans denominated in Kroner.

        Section 3.  LETTERS OF CREDIT; TENDER GUARANTY.

        Section  3.1.  Letter of Credit Commitment; Tender
Guaranty.

          Section  3.1.1.  Commitment  to Issue Letters of
     Credit; Tender Guaranty.  Subject to  the  terms  and
     conditions  hereof  and the execution and delivery by
     the US Borrowers of a letter of credit application on
     the  Agent's customary  form  (a  "Letter  of  Credit
     Application")   or,   with   respect  to  the  Tender
     Guaranty, such other customary documentation as shall
     be reasonably required by the  London Branch, (i) the
     Agent on behalf of the Revolver Banks and in reliance
     upon the agreement of the Revolver Banks set forth in
     Section  3.1.4  and  upon  the  representations   and
     warranties of the US Borrowers contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the US Borrowers from time to time from the Closing Date to the date which is fourteen (14) Business Days prior to the Maturity
     Date one or more standby letters of credit (each, individually, a "Letter of Credit"), in such form as may be requested from time to time by the US
     Borrowers and agreed to by the Agent and (ii) the London Branch on behalf of the Revolver Banks and in reliance upon the agreement of the Revolver Banks set forth in Section 3.1.4 and upon the representations and warranties of the US Borrowers contained herein, agrees, in its individual capacity, to issue for the account of the US Borrowers the Tender Guaranty, in such form as may be requested by the US Borrowers and agreed to by the London Branch; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed Ten
     Million Dollars ($10,000,000) at any one time and (b) the sum of (i) the Maximum Drawing Amount, (ii) all Unpaid Reimbursement Obligations, (iii) the amount of all US Revolver Loans outstanding and (iv) the Dollar
     Equivalent  of  the  amount of all Norwegian Revolver
     Loans outstanding shall not exceed the Total Revolver
     Commitment. The parties hereto hereby agree that, on and as of the Closing Date, the letters of credit issued under the Existing Credit Agreement shall be deemed to be Letters of Credit hereunder.

          Section  3.1.2.  Letter  of Credit Applications;
     Tender Guaranty.  Each Letter of  Credit  Application
     shall be completed to the satisfaction of the  Agent.
     In  the  event  that  any  provision of any Letter of
     Credit  Application shall be  inconsistent  with  any
     provision  of  this Agreement, then the provisions of
     this Agreement shall,  to  the  extent  of  any  such
     inconsistency, govern.  All documentation relating to
     the   Tender  Guaranty  shall  be  completed  to  the
     satisfaction of the London Branch.  In the event that
     any provision  of  the  documentation relating to the
     Tender  Guaranty  shall  be   inconsistent  with  any
     provision of this Agreement, then the provisions of this Agreement shall, to the extent of any such inconsistency, govern.

          Section  3.1.3.  Terms  of  Letters  of  Credit;
     Tender  Guaranty.   Each  Letter  of  Credit  issued,
     extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, (b) have an original expiry date no later than the date which is three hundred sixty-five (365) days from the date of issuance and (c) have a final expiry date no later than the date which is fourteen (14) Business Days prior to the Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs. The Tender Guaranty shall have an expiration date that is no later than June 30, 1998.

          Section  3.1.4.  Reimbursement   Obligations  of
     Revolver Banks.  Each Revolver Bank severally  agrees
     that it shall be absolutely liable, without regard to
     the occurrence of any Default or Event of Default  or
     any  other  condition  precedent  whatsoever,  to the
     extent  of  such Revolver Bank's Revolver Percentage,
     to (i) reimburse  the  Agent on demand for the amount
     of each draft paid by the  Agent under each Letter of
     Credit  to  the  extent  that  such   amount  is  not
     reimbursed  by the US Borrowers pursuant  to  Section
     3.2 (such agreement  for a Revolver Bank being called
     herein the "Letter of  Credit  Participation" of such
     Revolver Bank) and (ii) reimburse  the  London Branch
     on  demand  for  all  amounts  paid under the  Tender
     Guaranty,   to   the  extent  such  amount   is   not
     immediately reimbursed  by  the US Borrowers pursuant
     to Section 3.2 (such agreement  for  a  Revolver Bank
     being    called    herein    the   "Tender   Guaranty
     Participation" of such Revolver Bank).

          Section   3.1.5.  Participations   of   Revolver
     Banks.  Each such  payment made by a Revolver Bank in
     respect of a Letter  of  Credit  Participation  or  a
     Tender Guaranty Participation shall be treated as the
     purchase  by  such  Revolver  Bank of a participating
     interest   in   the   US   Borrower's   Reimbursement
     Obligation  under Section 3.2 in an amount  equal  to
     such payment.   Each  Revolver  Bank  shall  share in
     accordance with its participating interest in any interest which accrues pursuant to Section 3.2.

        Section 3.2.  Reimbursement  Obligation  of the US
Borrowers.   In  order  to  induce (i) the Agent to issue,
extend and renew each Letter of Credit and (ii) the London
Branch  to  issue the Tender Guaranty,  and  the  Revolver
Banks to participate therein, the US Borrowers hereby agree to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Revolver Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder and with respect to the Tender Guaranty,

          (a)on each date that any draft presented under such Letter of Credit is honored by the Agent or the Tender Guaranty is honored by the London Branch, or the Agent otherwise makes a payment under or pursuant to such Letter of Credit or the London Branch makes a payment under or pursuant to the Tender Guaranty, (i) the amount paid by the Agent under or pursuant to such Letter of Credit or by the London Branch under the Tender Guaranty (it being understood that such payment to the Agent or the London Branch may, subject to the satisfaction of the conditions set forth therein, be made from the proceeds of a US
     Revolver  Loan made to the US Borrowers  pursuant  to
     Section 2.7),  and  (ii)  the amount of any customary
     taxes, fees, charges or other reasonable costs and expenses whatsoever incurred by the Agent, the London
     Branch or any Revolver Bank in connection with any payment made by the Agent, the London Branch or any Revolver Bank under, or pursuant to, such Letter of Credit or, as the case may be, the Tender Guaranty
     (to the extent the reimbursement and payment of such taxes, fees, charges, costs, or expenses are not otherwise provided for elsewhere in this Agreement and excluding therefrom any amount payable to the Agent or, as the case may be, the London Branch, by a Bank pursuant to Section 3.3);

          (b)upon  the  reduction (but not termination) of
     the Total Revolver Commitment  to an amount less than
     the Maximum Drawing Amount, an amount  equal  to such
     difference,  which  amount shall be held by the Agent
     for the benefit of the  Revolver Banks, the Agent and
     the  London  Branch  as  cash   collateral   for  the
     Reimbursement Obligations; and

          (c)upon  the  termination  of the Total Revolver
     Commitment or the acceleration of  the  Reimbursement
     Obligations with respect to all Letters of Credit and
     the Tender Guaranty in accordance with Section 13, an
     amount  equal  to  the  then Maximum Drawing  Amount,
     which  amount shall be held  by  the  Agent  for  the
     benefit  of  the  Revolver  Banks,  the Agent and the
     London   Branch   as   cash   collateral   for    the
     Reimbursement Obligations.

Each  such  payment  shall  be  made  to  the Agent at 100
Federal   Street,   Boston,   Massachusetts    02110,   in
immediately available funds or (in the case of clause (a))
from  the  direct  application  of  the  proceeds of a  US
Revolver  Loan  made  pursuant  to  Section  2.7   hereof.
Interest on any and all amounts remaining unpaid by the US
Borrowers under this Section 3.2 at any time from the date such amounts become due and payable (whether as stated in this Section 3.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent or, as the case may be, the London
Branch on demand at the rate specified in Section 5.8 for overdue principal of the US Revolver Loans.

        Section  3.3.  Letter  of  Credit Payments; Tender
Guaranty  Payment.   If any draft shall  be  presented  or
other demand for payment shall be made under any Letter of
Credit, the Agent shall  notify  the  US  Borrowers of the
date  and  amount  of  the  draft presented or demand  for
payment and of the date and time  when  it  expects to pay
such  draft  or  honor  such demand for payment.   If  any
demand  for  payment  shall   be  made  under  the  Tender
Guaranty, the London Branch shall  notify the US Borrowers
of the date and amount of demand for  payment  and  of the
date  and  time  when  it expects to honor such demand for
payment.  If the US Borrowers  fail to reimburse the Agent
or, as the case may be, the London  Branch, as provided in
Section 3.2 on or before the date that  such draft is paid
or other payment is made by the Agent or  such  payment is
made by London Branch, the Agent or, as the case  may  be,
London  Branch  may  at  any  time  thereafter  notify the
Revolver   Banks   of   the  amount  of  any  such  Unpaid
Reimbursement Obligation.  No later than 3:00 p.m. (Boston
time) on the Business Day  next  following  the receipt of
such  notice,  each Revolver Bank shall make available  to
the Agent, or as  the  case  may be, London Branch, at the
Agent's Head Office, in immediately  available funds, such
Revolver  Bank's  Revolver  Percentage  of   such   Unpaid
Reimbursement Obligation, together with an amount equal to
the  product  of  (a) the average, computed for the period
referred to in clause  (c)  below, of the weighted average
interest rate paid by the Agent  or,  as  the case may be,
London Branch, for federal funds acquired by  the Agent or
London  Branch  during  each day included in such  period,
times  (b)  the  amount  equal  to  such  Revolver  Bank's
Revolver   Percentage   of   such   Unpaid   Reimbursement
Obligation, times (c) a fraction,  the  numerator of which
is  the  number of days that shall have elapsed  from  and
including  the date the Agent paid the draft presented for
honor or otherwise  made  payment  or London Branch made a
payment on the Tender Guaranty to the  date  on which such
Revolver   Bank's   Revolver  Percentage  of  such  Unpaid
Reimbursement   Obligation    shall   become   immediately
available  to  the  Agent  or  London   Branch,   and  the
denominator of which is 360. The responsibility of the Agent and London Branch to the US Borrowers and the Revolver Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit or the Tender Guaranty in connection with such presentment shall be in conformity in all material respects with such Letter of Credit or, as the case may be, the Tender Guaranty.

        Section   3.4.  Obligations  Absolute.    The   US
Borrowers' obligations  under  this  Section  3  shall  be
absolute and unconditional under any and all circumstances
and irrespective of the occurrence of any Default or Event
of  Default  or  any condition precedent whatsoever or any
setoff, counterclaim  or  defense  to payment which the US
Borrowers may have or have had against  the  Agent, London
Branch, any Revolver Bank or any beneficiary of  a  Letter
of  Credit  or  the  Tender  Guaranty.   The  US Borrowers
further  agree  with  the  Agent,  London  Branch and  the
Revolver  Banks  that  the  Agent, London Branch  and  the
Revolver Banks shall not be responsible  for,  and  the US
Borrowers'  Reimbursement  Obligations  under  Section 3.2
shall not be affected by, among other things, the validity
or   genuineness  of  documents  or  of  any  endorsements
thereon, even if such documents should in fact prove to be
in any  or  all respects invalid, fraudulent or forged, or
any  dispute  between  or  among  the  US  Borrowers,  the
beneficiary of any Letter of Credit or the Tender Guaranty
or any financing  institution  or other party to which any
Letter of Credit or the Tender Guaranty may be transferred
or any claims or defenses whatsoever  of  the US Borrowers
against  the  beneficiary of any Letter of Credit  or  the
Tender Guaranty or any such transferee.  The Agent, London
Branch and the  Revolver Banks shall not be liable for any
error, omission,  interruption  or  delay in transmission,
dispatch  or  delivery of any message or  advice,  however
transmitted, in  connection  with  any Letter of Credit or
the  Tender  Guaranty.  The US Borrowers  agree  that  any
action taken or omitted by the Agent, London Branch or any
Revolver Bank  under  or in connection with each Letter of
Credit or the Tender Guaranty  and  the related drafts and
documents, if done in good faith, shall  be  binding  upon
the US Borrowers and shall not result in any liability  on
the  part of the Agent, London Branch or any Revolver Bank
to the  US  Borrowers;  provided  that  the  Agent, London
Branch   or  such  Revolver  Bank  shall  not  be  grossly
negligent in taking or omitting to take any such action.

        Section  3.5.  Reliance  by Issuer.  To the extent
not inconsistent with Section 3.4,  the  Agent  and London
Branch  shall  be  entitled  to  rely,  and shall be fully
protected  in relying upon, any Letter of  Credit,  draft,
writing,   resolution,   notice,   consent,   certificate,
affidavit, letter, cablegram, telegram, telecopy, telex or
teletype  message,  statement,  order  or  other  document
believed by  it to be genuine and correct and to have been
signed, sent or  made  by the proper Person or Persons and
upon advice and statements  of  legal counsel, independent
accountants and other experts selected  by the Agent.  The
Agent  and  London  Branch  shall  be  fully justified  in
failing  or  refusing  to  take  any  action  under   this
Agreement  unless it shall first have received such advice
or concurrence  of  the  Majority  Revolver  Banks  as  it
reasonably   deems   appropriate  or  it  shall  first  be
indemnified to its reasonable satisfaction by the Revolver
Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Revolver Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolver
Notes or of a Letter of Credit  Participation  or a Tender
Guaranty Participation.

        Section 3.6.  Fees.  The US Borrowers shall pay to
the Agent and the Revolver Banks in respect of each Letter
of Credit the following fees (collectively, the "Letter of
Credit  Fees"):  (a) on the date of issuance and  on  each
anniversary  of  issuance  of each Letter of Credit, a fee
payable to the Agent, for the  accounts  of  the  Revolver
Banks   in   accordance  with  their  respective  Revolver
Percentages, annually  in  advance, equal to the Letter of
Credit Rate then in effect per annum on the face amount of
such Letter of Credit provided  that,  if  such  Letter of
Credit has an expiry date that is less than one year  from
the  date  of  the issuance of such Letter of Credit, such
fee shall be multiplied  by  a  fraction, the numerator of
which is the number of days from  the  date of issuance to
the  expiry  date  of  such  Letter  of  Credit   and  the
denominator  of  which  is  360  and  (b)  on  the date of
issuance, and at the time of each extension or renewal  of
each  Letter of Credit, a fee payable to the Agent for its
own account,  equal  to  one-eighth  percent (1/8%) of the
face  amount  of  such Letter of Credit plus  the  Agent's
customary issuance  fee,  renewal fee or extension fee, as
the case may be.  The US Borrowers  shall  pay  to  London
Branch  and  the  Revolver  Banks in respect of the Tender
Guaranty  the  following fees (collectively,  the  "Tender
Guaranty Fees"):   (a)  on the date of the issuance and on
each anniversary of issuance of the Tender Guaranty, a fee
payable to the Agent, for  the  accounts  of  the Revolver
Banks   in   accordance  with  their  respective  Revolver
Percentages, annually in advance, equal to the Letter of Credit Rate then in effect per annum of the face amount of such the Tender Guaranty provided that, if the Tender
Guaranty has an expiry date that is less than one year from the date of the issuance thereof, such fee shall be multiplied by a fraction, the numerator of which is the number of days from the date of issuance to the expiry date of the Tender Guaranty and the denominator of which is 360 and (b) on the date of issuance of the Tender
Guaranty, a fee payable to London Branch, for its own account, equal to one-eighth percent (1/8%) of the face amount of the Tender Guaranty.

     Section 4.  THE TERM A LOANS

          Section  4.1.  Commitment  to  Lend  the  Term A
     Loans.

          (a)Subject to the terms and conditions set forth
     in  this  Agreement,  (i)  each Norwegian Term A Bank
     severally agrees to lend to the Norwegian Borrower on
     the Norwegian Closing Date an amount in Dollars equal
     to its Norwegian Term A Percentage  of  the principal
     amount  requested to be funded in Dollars,  and  (ii)
     each Norwegian  Term  A Bank severally agrees to lend
     to the Norwegian Borrower  on  the  Norwegian Closing
     Date an amount in Kroner equal to its  Norwegian Term
     A Percentage of the principal amount requested  to be
     funded  in  Kroner, up to an aggregate amount for all
     Loans  denominated   in   Dollars   and   Kroner   of
     $75,000,000   or   the   Kroner  Equivalent  thereof;
     provided that, with respect  to all or the portion of
     Norwegian  Term  A Loan denominated  in  Kroner,  the
     Norwegian Term A Commitment  Percentage  of  each Non
     Kroner  Funding Bank shall be fronted by the Fronting
     Bank (each Non Kroner Funding Bank hereby agreeing to
     participate   in   the   risk  associated  with  such
     Norwegian Term A Loan in accordance with Section 4.6)
     (the sum of the amounts referred  to  in this Section
     4.1(a)  referred to herein as the "Norwegian  Term  A
     Loan").

          (b)Subject to the terms and conditions set forth in this Agreement, each Dutch Term A Bank severally agrees to lend to the Dutch Borrower on the Closing
     Date an amount in Dollars equal to its Dutch  Term  A
     Percentage  of  the  principal  amount of $75,000,000
     (the "Dutch Term A Loan").

          Section 4.2.  The Notes; Loan Accounts.

          (a)The Norwegian Term A Loan and the Obligations
     of the Norwegian Borrower in respect thereof shall be
     evidenced  by  this  Agreement and the  Loan  Account
     maintained by each Norwegian Term A Bank with respect
     to  such  Norwegian  Term   A  Loan.   The  Norwegian
     Borrower irrevocably authorizes each Norwegian Term A
     Bank to make or cause to be made  a  notation on such
     Bank's Loan Account reflecting the original principal
     amount of such Norwegian Term A Bank's Norwegian Term
     A  Loan  and,  at  or  about the time of such  Bank's
     receipt of any principal  payment  of  the  Norwegian
     Term  A  Loan,  an appropriate notation on such  Loan
     Account  reflecting   such  payment.   The  aggregate
     unpaid amount set forth in such Loan Account shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount in such Loan Account shall not affect the obligations of the Norwegian Borrower hereunder to make payments of principal of and interest on the Norwegian Term A
     Loan when due.

          (b)The Dutch  Term  A Loan shall be evidenced by
     separate promissory notes  of  the  Dutch Borrower in
     substantially the form of Exhibit A-2  hereto (each a
     "Dutch  Term A Note"), payable to the order  of  each
     Dutch Term  A  Bank.   The Dutch Borrower irrevocably
     authorizes each Dutch Term A Bank to make or cause to be made a notation on such Bank's Record with respect to such Note reflecting the original principal amount of such Dutch Term A Bank's Dutch Term A Loan and, at or about the time of such Bank's receipt of any principal payment of the Dutch Term A Loan, an appropriate notation on such Bank's Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Record with respect to such Note shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not affect the obligations of the Dutch Borrower hereunder or under any Dutch Term A Note to make payments of principal of and interest on any Dutch Term A Note when due.

          Section 4.3.  Repayment of the Principal of Term
     A Loans.

          (a)The Norwegian Borrower promises to pay to the Agent for the respective accounts of the Norwegian
     Term A Banks  which  are  Kroner  Funding  Banks, the
     Norwegian  Term A Banks which are Non Kroner  Funding
     Banks, and the Fronting Bank, the principal amount of the Norwegian Term A Loan in nineteen (19) quarterly installments commencing on March 31, 1998, in such amounts corresponding to the percentages set forth in the table below, and with a final payment of the remaining principal amount of the Norwegian Term A
     Loan on the Maturity Date:

   Quarters Ending       Quarterly Percentage
  1/1/98 - 12/31/99            4.1666%
  1/1/00 - 12/31/00               5%
  1/1/01 - 09/30/02            5.8333%

     No amount repaid with respect to the Norwegian Term A
     Loan may be reborrowed.

          (b)The  Dutch Borrower promises to  pay  to  the
     Agent for the  account  of the Dutch Term A Banks the
     principal amount of the Dutch Term A Loan in nineteen
     (19) quarterly installments  commencing  on March 31,
     1998  and  with  a  final  payment  of  the remaining
     principal  amount  of  the Dutch Term A Loan  on  the
     Maturity  Date  in  accordance   with  the  following
     schedule:

   Quarters Ending         Quarterly Amount
  1/1/98 - 12/31/99           $3,125,000
  1/1/00 - 12/31/00           $3,750,000
  1/1/01 - 09/30/02           $4,375,000

     No  amount repaid with respect to the  Dutch  Term  A
     Loan may be reborrowed.

          Section  4.4.  Optional  Prepayment  of  Term  A
     Loans.

          (a)The  Norwegian  Borrower shall have the right
     at any time to prepay the Norwegian Term A Loan on or
     before the Maturity Date,  as  a  whole,  or in part,
     upon  not  less  than three (3) Business Days'  prior
     written notice to  the  Agent; provided that (i) each
     partial prepayment shall  be in a principal amount of
     at  least  $2,000,000/NOK  15,000,000   or  a  larger
     integral multiple of $250,000/NOK 2,000,000  (ii)  no
     portion of the Norwegian Term A Loan bearing interest
     at   the  Dollar  Eurocurrency  Rate  or  the  Kroner
     Eurocurrency  Rate  may  be  prepaid pursuant to this
     Section 4.4 except on the last  day  of  the Interest
     Period  relating  thereto,  and  (iii)  each  partial
     prepayment  shall  be  allocated  among the Norwegian
     Term  A  Banks  which are Kroner Funding  Banks,  the
     Norwegian Term A  Banks  which are Non Kroner Funding
     Banks,  and  the  Fronting Bank,  in  proportion,  as
     nearly as practicable,  to  the outstanding amount of
     the Norwegian Term A Loan owing  to  each  such Bank,
     with  adjustments,  to  the  extent  practicable,  to
     equalize   any  prior  prepayments  not  exactly   in
     proportion.   Any  prepayment  of  principal  of  the
     Norwegian  Term  A  Loan  shall  include all interest
     accrued  to  the  date  of prepayment  and  shall  be
     applied pro rata against  the  scheduled installments
     of principal due on the Norwegian  Term  A  Loan.  No
     amount   repaid   or  prepaid  with  respect  to  the
     Norwegian Term A Loan may be reborrowed.

          (b)The Dutch Borrower  shall  have  the right at
     any time to prepay the Dutch Term A Loan on or before
     the Maturity Date, as a whole, or in part,  upon  not
     less  than  three  (3)  Business  Days' prior written
     notice to the Agent; provided that  (i)  each partial
     prepayment shall be in a principal amount of at least
     $2,000,000 or a larger integral multiple of $250,000,
     (ii)  no  portion  of  the  Dutch Term A Loan bearing
     interest  at  the  Dollar Eurocurrency  Rate  may  be
     prepaid pursuant to  this  Section  4.4 except on the
     last day of the Interest Period relating thereto, and
     (iii)  each  partial  prepayment  shall be  allocated
     among  the  Dutch  Term  A  Banks, in proportion,  as
     nearly as practicable, to the  respective outstanding
     amount of each Dutch Term A Bank's Dutch Term A Note,
     with  adjustments,  to  the  extent  practicable,  to
     equalize  any  prior  prepayments   not   exactly  in
     proportion.  Any prepayment of principal of the Dutch
     Term A Loan shall include all interest accrued to the
     date  of  prepayment  and  shall be applied pro  rata
     against the scheduled installments  of  principal due
     on  the  Dutch  Term  A  Loan.   No amount repaid  or
     prepaid with respect to the Dutch Term A Loan may be reborrowed.

          Section 4.5.  Interest on Term  A Loans.  Except
     as otherwise provided in Section 5.8,

                  (a)The Norwegian Term A Loan  shall bear
          interest during each Interest Period relating to
          all or any portion thereof at the rate per annum
          equal  to  (i)  the  Dollar  Base Rate plus  the
          Applicable Margin then applicable to Dollar Base
          Rate Loans, in the case of any  portion  of  the
          Norwegian  Term  A Loan that is a Base Rate Loan
          denominated  in Dollars,  (ii)  subject  to  the
          immediately succeeding sentence, the Kroner Base
          Rate plus the  Applicable Margin then applicable
          to Kroner Base Rate  Loans,  in  the case of any
          portion of the Norwegian Term A Loan  that  is a
          Base  Rate Loan denominated in Kroner, (iii) the
          Dollar  Eurocurrency  Rate  plus  the Applicable
          Margin  then  applicable  to  Eurocurrency  Rate
          Loans,  in  the  case  of  any  portion  of  the
          Norwegian  Term  A  Loan  that is a Eurocurrency
          Rate Loan denominated in Dollars,  and  (iv) the
          Kroner  Eurocurrency  Rate  plus  the Applicable
          Margin  then  applicable  to  Eurocurrency  Rate
          Loans,  in  the  case  of  any  portion  of  the
          Norwegian  Term  A  Loan  that is a Eurocurrency
          Rate  Loan denominated in Kroner.   The  parties
          hereto  hereby agree that, except as provided in
          Section  5.10,   all  or  such  portion  of  the
          Norwegian Term A Loan that is denominated in Kroner shall be a Eurocurrency Rate Loan.

                  (b)The  Dutch  Term  A  Loan  shall bear
          interest during each Interest Period relating to all or any portion thereof at the rate per annum equal to (i) the Dollar Base Rate plus the Applicable Margin then applicable to Base Rate
          Loans,  in the case of any portion of the  Dutch
          Term A Loan that is a Base Rate Loan, and (ii) the Dollar Eurocurrency Rate plus the Applicable
          Margin  then  applicable  to  Eurocurrency  Rate
          Loans, in the case  of  any portion of the Dutch
          Term A Loan that is a Eurocurrency Rate Loan.

                  (c)The Norwegian Borrower promises to pay interest on the Norwegian Term A Loan or any portion thereof outstanding during each Interest
          Period in arrears on each Interest Payment Date applicable to such Interest Period and on the Maturity Date. The Dutch Borrower promises to pay interest on the Dutch Term A Loan or any portion thereof outstanding during each Interest
          Period in arrears on each Interest Payment Date applicable to such Interest Period and on the Maturity Date.

                  (d)The  provisions  of Section 2.8 shall
          apply mutatis mutandis with respect  to  all  or
          any  portion of the Norwegian Term A Loan or the
          Dutch Term A Loan so that the Norwegian Borrower
          and the  Dutch  Borrower  (as  the  case may be)
          shall   have  the  same  interest  rate  options
          (subject to the limitations set forth therein) with respect to all or any portion of the Norwegian Term A Loan and the Dutch Term A Loan as they would be entitled to if they were the borrowers of the US Revolver Loans and the Norwegian Revolver Loans.

                  (e)No Interest Period relating to the Norwegian Term A Loan or the Dutch Term A Loan or any portion of any of them bearing interest at a rate calculated by a reference to the Dollar Eurocurrency Rate or Kroner Eurocurrency
          Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Norwegian Term A Loan or the Dutch Term A Loan (as the case may be) is to be made unless a portion of the Norwegian Term A
          Loan or the Dutch Term A Loan (as the case may be) at least equal to such installment payment has an Interest Period ending on or before such date or is then bearing interest at a rate calculated by reference to the Dollar Base Rate or Kroner Base Rate (as the case may be).

        Section 4.6.  Fronting Provisions.

          Section 4.6.1.  Application of Interest Payments
     for Norwegian Term A Loan.

          (a)  Norwegian  Term  A  Loan   Denominated   in
     Dollars. As promptly as is practicable following each date upon which the Agent receives a payment of interest under this Agreement on account of the portion of the Norwegian Term A Loan denominated in Dollars, the Agent shall distribute such amount to the Norwegian Term A Banks in accordance with their Norwegian Term A Percentages.

          (b)   Norwegian   Term  A  Loan  Denominated  in
     Kroner.  As promptly as is practicable following each
     date  upon  which the Agent  receives  a  payment  of
     interest under  this  Agreement  on  account  of  the
     portion  of  the Norwegian Term A Loan denominated in
     Kroner, the Agent shall distribute such amount to (i)
     each Kroner Funding  Bank  an  amount  equal  to such
     Bank's Norwegian Term A Percentage of such amount and
     (ii) the Fronting Bank an amount equal the sum of the
     Norwegian  Term  A  Percentages  of  the  Non  Kroner
     Funding  Banks of such amount.  Promptly upon receipt
     of such amount,  the Fronting Bank shall convert into
     Dollars (based upon  the  actual  exchange  rate then
     applicable to the Fronting Bank) the amount equal  to
     the   portion   of   such   interest   payment  which
     constitutes the Applicable Margin thereof  (or,  with
     respect  to each Non Kroner Funding Bank which funded
     the purchase  of  a  participating  interest  in such
     Norwegian Term A Loan pursuant to Section 4.6.3, such
     Bank's Norwegian Term A Percentage of the full amount
     of  such interest payment).  In consideration of  the
     agreement of the Non Kroner Funding Banks to purchase
     participating   interests   in  the  portion  of  the
     Norwegian  Term  A Loan denominated  in  Kroner,  the
     Fronting Bank hereby  agrees to pay to the Agent, for
     the ratable accounts of  each Non Kroner Funding Bank
     that is a Norwegian Term A Bank, a risk participation
     fee in an amount equal to  the  proceeds  received by
     the  Fronting  Bank  from  such conversion to Dollars
     (other than any such proceeds payable for the account
     of  any  Delinquent  Bank, which  proceeds  shall  be
     retained by the Fronting  Bank  for its own account);
     provided,   however,  that  with  respect   to   each
     Norwegian Term A Bank which has funded the purchase of participating interests in the Norwegian Term A
     Loan pursuant to Section 4.6.3, the Fronting Bank shall instead pay to the Agent, for the account of such Norwegian Term A Bank which has so funded such purchase, the amount equal to such Bank's Norwegian
     Term A Percentage of the proceeds received by the Fronting Bank from such conversion. Such amount shall be payable to the Agent in Dollars on the date upon which the Fronting Bank receives the proceeds of such conversion.

          Section 4.6.2.  Payments to  Fronting Bank.  The
     Norwegian Borrower agrees to pay to the Fronting Bank for its own account a fronting fee (the "Term A
     Fronting Fee") at a rate equal to one-eighth of one percent (0.125%) per annum on the amount of the Norwegian Term A Loan denominated in Kroner which is fronted by the Fronting Bank in accordance with
     Section 4.1.   The  Term  A  Fronting  Fee  shall  be
     payable on each Interest Payment Date relating to the Norwegian Term A Loan, commencing on the first such date following the date hereof, and on the Maturity
     Date, or any earlier date on which the Norwegian Term
     A Commitments shall terminate.

          Section   4.6.3.    Currency   Conversions   and
     Contingent Funding Agreement.

                  (a)  Each  of  the  Non  Kroner  Funding
          Banks  hereby  unconditionally  and  irrevocably
          agrees to purchase  (in  Dollars)  an  undivided
          participating  interest  in  its  ratable share,
          determined by reference to its Norwegian  Term A
          Percentage,   of   the  Norwegian  Term  A  Loan
          denominated in Kroner made by the Fronting Bank as the Agent may at any time request, provided that:

                       (i)  the  Agent  and  the  Fronting
               Bank hereby agree that, unless (A) an Event
               of Default has occurred and  is  continuing
               and  (B) all amounts owing with respect  to
               this Agreement,  the  Notes  and  the other
               Loan   Documents   and   all  Reimbursement
               Obligations have become immediately due and payable pursuant to Section 13.1 hereof, such Persons will not request any such purchase of participating interests; and

                       (ii)  in  the  event that any Event
               of  Default  specified in  Section  Section
               13.1(g) or (h)  shall  have  occurred  with
               respect to the Norwegian Borrower, each Non
               Kroner Funding Bank shall be deemed to have
               purchased,    automatically   and   without
               request, such participating interest in the Norwegian Term A Loan denominated in Kroner made by the Fronting Bank to the Norwegian
               Borrower.

               Any such request shall  be  made in writing
          to  each  Non  Kroner  Funding  Bank  and  shall
          specify  the  amount of Dollars (based upon  the
          actual  exchange   rate   at   which  the  Agent
          anticipates  being able to obtain  the  relevant
          amount in Kroner  on the relevant date, with any
          excess payment being  refunded to the Non Kroner
          Funding  Banks  and  any  deficiency   remaining
          payable   by   the  Non  Kroner  Funding  Banks)
          required from such  Bank  in order to effect the
          purchase   by  such  Bank  of  a   participating
          interest in  the  amount  equal to its Norwegian
          Term  A  Percentage  times  the  aggregate  then
          outstanding principal amount  of  the  Norwegian
          Term A Loan denominated in Kroner which has been
          fronted  by  the  Fronting Bank.  Promptly  upon
          receipt of such request, each Non Kroner Funding
          Bank shall deliver  to the Agent (in immediately
          available funds) the  amount so specified by the
          Agent.   The Agent shall  convert  such  amounts
          into  Kroner  and  shall  promptly  deliver  the
          proceeds of such conversion to the Fronting Bank
          in  immediately   available   funds.    Promptly
          following  receipt  thereof,  the  Fronting Bank
          will  deliver  to  each Non Kroner Funding  Bank
          (through the Agent)  a certificate setting forth
          the  amount  of  the  Norwegian   Term   A  Loan
          purchased  by  such  Bank,  dated  the  date  of
          receipt  of such funds and in such amount.  From
          and after  such  purchase,  (i)  the outstanding
          amount  of  the  Norwegian Term A Loan  (whether
          denominated in Dollars  or  Kroner and including
          the  portion  of  the  Norwegian   Term  A  Loan
          advanced  by  Kroner  Funding  Banks)  shall  be
          deemed  to have been converted into a Base  Rate
          Loan   denominated   in   Dollars   (with   such
          conversion constituting, for purposes of Section
          5.12, a  conversion of a Loan of one Type into a
          Loan of another  Type prior to the expiration of
          the  relevant  Interest  Period)  and  (ii)  all
          amounts from time  to  time  accruing,  and  all
          amounts from time to time payable, on account of
          the   Norwegian   Term  A  Loan  (including  any
          interest and other  amounts  which  were accrued
          but  unpaid on the date of such purchase)  shall
          be payable  in  Dollars and shall be distributed
          by the Agent to the  Norwegian  Term  A Banks on
          account   of   such   participating   interests.
          Notwithstanding   anything   to   the   contrary
          contained  in  this Section 4.6, the failure  of
          any  Non Kroner Funding  Bank  to  purchase  its
          participating  interest  in the Norwegian Term A
          Loan  shall  not relieve any  other  Non  Kroner
          Funding Bank of  its  obligations  hereunder  to
          purchase  its participating interest in a timely
          manner, but  no Non Kroner Funding Bank shall be
          responsible for  the  failure  of  any other Non
          Kroner    Funding    Bank    to   purchase   the
          participating interest to be purchased by such other Non Kroner Funding Banks on any date.

          (b)  If  any  amount  required to be paid by any
     Non Kroner Funding Bank pursuant  to Section 4.6.3(a)
     is not paid to the Agent within one  (1) Business Day
     following the date upon which such Non Kroner Funding
     Bank receives a request from the Agent  that such Non
     Kroner  Funding Bank fund its participating  interest
     relating  to  the  Norwegian  Term  A  Loan, such Non
     Kroner Funding Bank shall pay to the Agent  on demand
     an  amount  equal  to the product of (i) such amount,
     times (ii) the daily  average  federal funds rate, as
     quoted  by  the  Agent, during the  period  from  and
     including the date  such  payment  is  required to be
     made to the date on which such payment is immediately
     available  to  the Agent, times (iii) a fraction  the
     numerator of which  is the number of days that elapse
     during such period and  the  denominator  of which is
     360.  If any such amount required to be paid  by  any
     Non  Kroner Funding Bank pursuant to Section 4.6.3(a)
     is not  in  fact  made  available to the Agent within
     three (3) Business Days following the date upon which
     such Bank receives a request from the Agent that such
     Non  Kroner  Funding  Bank  fund   its  participating
     interest relating to the Norwegian Term  A  Loan, the
     Agent shall be entitled to recover from the Norwegian
     Borrower,   on  demand,  such  amount  with  interest
     thereon calculated from such due date at the rate per
     annum applicable  to  the Norwegian Term A Loan which
     is a Dollar Base Rate Loan.   A  certificate from the
     Agent submitted to any Non Kroner  Funding  Bank with
     respect  to  any  amounts  owing  under  this Section
     4.6.3(b)  shall  be  conclusive  in  the  absence  of
     manifest  error.   Amounts payable by any Non  Kroner
     Funding Bank pursuant to this Section 4.6.3(b) shall be paid to the Agent, for the account of the Fronting
     Bank; provided that, if the Agent (in its sole discretion) has elected to fund on behalf of such Non
     Kroner Funding Bank the amounts owing to the Fronting
     Bank, then the amounts shall be paid to the Agent, for its own account.

          (c)  Whenever,  at any time after  the  Fronting
     Bank has received from  any  Non  Kroner Funding Bank
     such Bank's participating interest  in  the Norwegian
     Term A Loan pursuant to Section 4.6.3(b)  above,  the
     Fronting   Bank   receives  any  payment  on  account
     thereof, such Fronting  Bank  will  distribute to the
     Agent,  for  the  account of such Non Kroner  Funding
     Bank,  such  Bank's participating  interest  in  such
     amount  (appropriately   adjusted,  in  the  case  of
     interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded) in like funds received;
     provided, however, that in the event that any such payment received by the Fronting Bank is required to be returned, such Bank will return to the Fronting
     Bank any portion thereof previously distributed by the Fronting Bank to the Bank in like funds as such payment is required to be returned by the Fronting
     Bank.

          (d)  Each  Non Kroner Funding Bank's  obligation
     to purchase participating  interests pursuant to this
     Section 4.6 shall be absolute  and  unconditional and
     shall not be affected by any circumstance,  including
     (i) any set-off, counterclaim, recoupment, defense or
     other  right  which  such  Bank may have against  the
     Fronting Bank, any Borrower  or  any other Person for
     any  reason  whatsoever;  (ii)  the  occurrence   and
     continuation  of  any  Default  or  Event of Default;
     (iii) any adverse change in the condition  (financial
     or  otherwise)  of any Person party hereto; (iv)  any
     breach of any of the Loan Documents by any Person; or
     (v)  any  other  circumstance,   happening  or  event
     whatsoever, whether or not similar to any of the foregoing.

     Section 4A.  THE TERM B LOAN .

          Section 4A.1.  Commitment  to  Lend  the  Term B
     Loan .  Subject to the terms and conditions set forth
     in  this  Agreement, each Dutch Term B Bank severally
     agrees to lend  to  the Dutch Borrower on the Closing
     Date an amount in Dollars  equal  to its Dutch Term B
     Percentage  of  the principal amount  of  $50,000,000
     (the "Dutch Term B Loan").

          Section 4A.2.  The Notes.  The Dutch Term B Loan
     shall be evidenced  by  separate  promissory notes of
     the  Dutch  Borrower  in substantially  the  form  of
     Exhibit A-3 hereto (each  a  "Dutch  Term  B  Note"),
     payable to the order of each Dutch Term B Bank.   The
     Dutch Borrower irrevocably authorizes each Dutch Term
     B Bank to make or cause to be made a notation on such Bank's Record with respect to such Note reflecting the original principal amount of such Dutch Term B
     Bank's Dutch Term B Loan and, at or about the time of such Bank's receipt of any principal payment of the Dutch Term B Loan, an appropriate notation on such Bank's Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record with respect to such Note shall not affect the obligations of the Dutch Borrower hereunder or under any Dutch Term B
     Note to make payments of principal of and interest on any Dutch Term B Note when due.

          Section  4A.3.  Repayment  of  the Principal  of
     Term B Loan. The Dutch Borrower promises to pay to the Agent for the account of the Dutch Term B Banks the principal amount of the Dutch Term B Loan in twenty-three (23) quarterly installments commencing on March 31, 1998 and with a final payment in the remaining principal amount of the Dutch Term B Loan on the Term B Maturity Date in accordance with the following schedule:

   Quarters Ending     Quarterly Payment
  1/1/98 - 12/31/02     $   250,000
  1/1/03 - 09/30/03     $11,250,000


     No amount repaid or prepaid with respect to the Dutch
     Term B Loan may be reborrowed.

          Section  4A.4.  Optional  Prepayment  of  Term B
     Loan.  The Dutch Borrower shall have the right at any
     time to prepay the Dutch Term B Loan on or before the
     Maturity Date, as a whole, or in part, upon not  less
     than three (3) Business Days' prior written notice to
     the  Agent; provided that (a) each partial prepayment
     shall be in a principal amount of at least $2,000,000
     or a larger  integral  multiple  of  $250,000, (b) no
     portion of the Dutch Term B Loan bearing  interest at
     the Dollar Eurocurrency Rate may be prepaid  pursuant
     to  this  Section 4A.4 except on the last day of  the
     Interest  Period   relating  thereto,  and  (c)  each
     partial prepayment shall be allocated among the Dutch
     Term   B   Banks,  in  proportion,   as   nearly   as
     practicable, to the respective outstanding amount of each Dutch Term B Bank's Dutch Term B Note, with adjustments, to the extent practicable, to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Dutch Term B Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Dutch Term B
     Loan in the inverse order of maturity. No amount repaid or repaid with respect to the Dutch Term B
     Loan may be reborrowed.

          Section  4A.5.  Interest on Term B Loan.  Except
     as otherwise provided in Section 5.8,

                  (a)The  Dutch  Term  B  Loan  shall bear
          interest during each Interest Period relating to
          all or any portion thereof at the rate per annum
          equal to (i) the Dollar Base Rate plus 1.25%, in
          the case of any portion of the Dutch Term B Loan
          that  is  a Base Rate Loan, and (ii) the  Dollar
          Eurocurrency Rate plus 2.75%, in the case of any
          portion of  the  Dutch  Term  B  Loan  that is a
          Eurocurrency  Rate Loan.  In the event that  the
          Parent's  long  term   senior  secured  debt  or
          corporate  credit  rating  (i)  as  assigned  by
          Standard & Poor's Ratings Group is "B+" or lower
          or (ii) as assigned  by  Moody's  Corporation is
          "B1" or lower or, if no such rating  is  issued,
          then   the  foregoing  rates  of  interest  with
          respect  to the Dutch Term B Loan shall increase
          by 0.25% with  effect  from the date such rating
          is  assigned and at all times  thereafter  until
          the Parent's  long  term  senior secured debt or
          corporate  credit  rating  (i)  as  assigned  by
          Standard  &  Poor's  Ratings Group  is  "BB"  or
          higher   and   (ii)  as  assigned   by   Moody's
          Corporation is "Ba2" or higher.

                  (b)The Dutch  Borrower  promises  to pay
          interest on the Dutch Term B Loan or any portion
          thereof  outstanding during each Interest Period
          in  arrears   on   each  Interest  Payment  Date
          applicable to such Interest Period and on the Term B Maturity Date.

                  (c)The  provisions  of Section 2.8 shall
          apply mutatis mutandis with respect to all or any portion of the Dutch Term B Loan so that the Dutch Borrower shall have the same interest rate options (subject to the limitations set forth therein) with respect to all or any portion of the Dutch Term B Loan as it would be entitled to if it were the borrower of the US Revolver Loans and the Norwegian Revolver Loans.

                  (d)No  Interest Period relating  to  the
          Dutch Term B Loan or any portion thereof bearing
          interest at a rate  calculated by a reference to
          the Dollar Eurocurrency Rate shall extend beyond
          the   date   on  which  a  regularly   scheduled
          installment payment  of  the  principal  of  the
          Dutch Term B Loan is to be made unless a portion
          of  the Dutch Term B Loan at least equal to such
          installment   payment  has  an  Interest  Period
          ending on such date or is then bearing interest at a rate calculated by reference to the Dollar
          Base Rate.

Section 4B.  MANDATORY PREPAYMENTS OF THE TERM LOANS.

        Section  4B.1.  Excess  Cash   Flow   Prepayments.
Commencing on April 30, 1999 and on the last day of April of each year thereafter, in the event that the Leverage
Ratio determined as at the end of the fiscal year next preceding such date is 3.00 to 1.00 or greater, the Parent shall, or shall cause its Subsidiaries to, prepay the principal balance of the Norwegian Term A Loan, the Dutch
Term A Loan and the Dutch Term B Loan to the Agent for the accounts of the applicable Banks in an amount equal to 50% of the aggregate amount of consolidated Excess Cash Flow of the Parent and its Subsidiaries for the immediately preceding fiscal year or, in the case of the payment due on April 30, 1999, for the period commencing on the Closing Date through December 31, 1998.

        Section  4B.2.  Asset Sale Prepayments.  If at any
time after the Closing  Date  the  Parent  or  any  of the
Borrowers  receives Net Proceeds (as defined below) in  an
amount greater  than $10,000,000 in any fiscal year of the
Parent and the Leverage Ratio determined as at the date of
such receipt is 3.00 to 1.00 or greater, the Parent shall,
and shall cause its  Subsidiaries  to prepay the principal
balance of the Norwegian Term A Loan,  the  Dutch  Term  A
Loan,  and  the  Dutch  Term  B  Loan to the Agent for the
accounts of the applicable Banks in  an  amount  equal  to
100%  of  the  amount  by  which such Net Proceeds exceeds
$10,000,000.  For purposes hereof "Net Proceeds" means the
amount of cash received by the Parent or any Borrower from
the sale of any assets (other  than the sales of assets in
the  ordinary  course  of  business),   whether   in   one
transaction  or  a  series of transactions, net of closing
costs and out-of-pocket  expenses  incurred  in connection
with  such  sale.   The  Agent and the Banks hereby  agree
that, in connection with any such sale of assets permitted under Section 9.5.2, the Agent shall, promptly upon receipt of such Net Proceeds and the application thereof to the Loans to the extent provided herein, at the expense of the Borrowers, take all actions reasonably necessary to cause the lien of the Agent in the assets so sold to be released.

        Section  4B.3.  Debt Issuance Prepayments.  If  at
any time after the Closing Date the Parent or any of its Subsidiaries shall issue any Indebtedness (other than the Senior Notes, the Additional Senior Notes and other
Indebtedness permitted pursuant to Section Section 9.1(a) through (k) hereof) and the Leverage Ratio determined as at the date of such issuance is 3.00 to 1.00 or greater, the Parent shall, and shall cause its Subsidiaries to prepay the principal balance of the Norwegian Term A Loan, the Dutch Term A Loan and the Dutch Term B Loan to the
Agent for the accounts of the applicable Banks in an amount equal to 100% of the proceeds of such issuance, net of issuance expenses and transactions costs incurred in connection with such issuance.

        Section 4B.4.  Stock  Issuance Prepayments.  If at
any time after the Closing Date the Parent shall issue any
additional common stock and the  Leverage Ratio determined
as  at  the  date  of such issuance is  3.00  to  1.00  or
greater,  the  Parent   shall,   and   shall   cause   its
Subsidiaries  to,  prepay  the  principal  balance  of the
Norwegian Term A Loan, the Dutch Term A Loan and the Dutch
Term  B  Loan  to  the  Agent  for  the  accounts  of  the
applicable  Banks  in  an amount equal to 100% of the cash
proceeds of such issuance,  net  of  issuance expenses and
transactions  costs  incurred  in  connection   with  such
issuance; provided that no prepayment will be required hereunder from the proceeds of the exercise of employee stock options.

        Section    4B.5.  Concerning    the    Term   Loan
Prepayments.   Each  prepayment  of  the Norwegian Term  A
Loan, the Dutch Term A Loan and the Dutch Term B Loan (as the case may be) shall be applied first to the repayment of the Dutch Term B Loan, pro rata among the applicable
Banks, second to the repayment of the Dutch Term A Loan, pro rata among the applicable Banks, and third to the repayment of the Norwegian Term A Loan, pro rata among the applicable Banks. Any prepayment of the Dutch Term B Loan shall be applied against the scheduled installments of principal due on such Loan in the inverse order of maturity. Any prepayment of the Norwegian Term A Loan and the Dutch Term A Loan shall be applied pro rata against the scheduled installments of principal due on such Loans.
No amount prepaid or repaid with respect to any of the Norwegian Term A Loan, the Dutch Term A Loan or the Dutch
Term B Loan (as the case may be) may be reborrowed. The applicable Borrowers promise to prepay such Loans in accordance with the provisions of this Section 4B.

        Section 5.  CERTAIN GENERAL PROVISIONS.

        Section  5.1.  Fees.   The  Borrowers  jointly and
severally agree to pay to the Agent for its own account on the Closing Date, and on such other dates as set forth in the Fee Letter, the fees to be paid on such dates in the amounts set forth in the Fee Letter.

        Section 5.2.  [Intentionally Omitted].

        Section 5.3.  Funds for Payments.

          Section 5.3.1.  Payments to Agent.  All payments
     of  principal of, interest on, and Commitment Fees in
     respect  of  the  Norwegian Revolver Loans, the Dutch
     Term A Loan, the Dutch  Term B Loan and the Norwegian
     Term  A Loan shall be made  to  the  Agent,  for  the
     respective  accounts  of  the Banks and the Agent, at
     the Agent's office located  in  London, England or at
     such other location that the Agent  may  from time to
     time designate, in each case in immediately available
     funds.   All  payments of principal of, interest  on,
     and Commitment  Fees  in  respect  of the US Revolver
     Loans or the Revolver Commitments, the  Reimbursement
     Obligations,   the  Letter  of  Credit  Fees,  Tender
     Guaranty Fees, and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's head office or at such other location that the Agent may from time to time designate, in each case in immediately available funds.

        Section 5.3.2.  No Offset, Etc.

          (a)All payments by  the  Borrowers hereunder and
     under any of the other Loan Documents  shall  be made
     without setoff or counterclaim and free and clear  of
     and without deduction for any taxes, levies, imposts,
     duties,   charges,  fees,  deductions,  withholdings,
     compulsory  loans,  restrictions or conditions of any
     nature now or hereafter  imposed  or  levied  by  any
     jurisdiction  or any political subdivision thereof or
     taxing or other authority therein unless any Borrower
     is  compelled  by  law  to  make  such  deduction  or
     withholding.  If  any such obligation is imposed upon
     a Borrower with respect  to  any amount payable by it
     hereunder or under any of the  other  Loan Documents,
     such Borrower will pay to the Agent, for  the account
     of the applicable Banks or (as the case may  be)  the
     Agent,  on  the  date on which such amount is due and
     payable hereunder  or under such other Loan Document,
     such additional amount  in  Dollars or Kroner (as the
     case  may  be) as shall be necessary  to  enable  the
     applicable Banks or the Agent to receive the same net
     amount which  the applicable Banks or the Agent would
     have received on such due date had no such obligation
     been imposed upon  such Borrower.  Such Borrower will
     deliver promptly to  the  Agent certificates or other
     valid  vouchers  for  all  taxes   or  other  charges
     deducted from or paid with respect to payments made by such Borrower hereunder or under such other Loan
     Document.

          (b)On  or  before the date it becomes a party to
     this Agreement and  from time to time thereafter upon
     any change in status  rendering  any  certificate  or
     document   previously   delivered  pursuant  to  this
     Section 5.3.2 invalid or  inaccurate,  each Bank that
     is organized under the laws of a jurisdiction outside
     the United States shall (if legally able  to  do  so)
     deliver   to  the  US  Borrowers  such  certificates,
     documents or  other evidence, as required by the Code
     or  Treasury  Regulations  issued  pursuant  thereto,
     including Internal  Revenue Service Form 1001 or Form
     4224  and  any  other  certificate  or  statement  of
     exemption  required  by Treasury  Regulation  Section
     1.1441-1, 1.1441-4 or  1.1441-6(c)  or any subsequent
     version   thereof  or  subsequent  version   thereto,
     properly completed  and  duly  executed  by such Bank
     establishing that such payment is (a) not  subject to
     United States Federal withholding tax under  the Code
     because  such  payment is effectively connected  with
     conduct by such  Bank  of  a trade or business in the
     United  States  or  (b) totally  exempt  from  United
     States Federal withholding tax or, if due to a change
     in law occurring after  the  date  such Bank became a
     party hereto, subject to a reduced rate  of  such tax
     under  a provision of an applicable tax treaty.   The
     Borrower shall not be required to pay any additional amounts to any Bank pursuant to this Section 5.3.2 to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with the provisions of the preceding sentence.

          Section 5.3.3  Currency.

                            (a)  Payments  of  principal or interest
          with  respect to any Loan shall be made  in  the
          currency in which the Loan was advanced.  To the
          extent   any  Borrower  fails  to  pay  in  such
          currency, any necessary currency conversions shall be made by the Agent on the basis of the Agent's spot rates of exchange (as conclusively determined by the Agent). The Borrowers hereby agree to indemnify the Agent against the full cost incurred by the Agent or any Bank in connection with any such conversion.

                  (b)  No payment to the Agent or any Bank
          (whether  under any judgment or court  order  or
          otherwise)  shall  discharge  the  obligation or
          liability in respect of which it was made unless
          and  until  the  Agent  or such Bank shall  have
          received  payment in full  in  the  currency  in
          which such obligation or liability was incurred,
          and to the  extent  that  the amount of any such
          payment  shall  on actual conversion  into  such
          currency  fall  short   of  such  obligation  or
          liability  expressed  in  that   currency,   the
          Borrowers shall indemnify and hold harmless the Agent or such Bank with respect to the amount of the shortfall.

                  (c)  If,  for  the  purpose of obtaining
          judgment in any court it is necessary to convert
          a sum due hereunder in one currency  (the "first
          currency") into any other currency (the  "second
          currency")  the conversion shall be made at  the
          spot  rate  of   exchange   of   the  Agent  (as
          conclusively  determined  by the Agent)  on  the
          Business  Day preceding the  day  on  which  the
          final judgment  is  given.   If, however, on the
          Business Day following receipt by the Agent in the second currency of any sum adjudged to be due hereunder (or any proportion thereof) the Agent purchases the first currency with the amount of the second currency so received and the first currency so purchased falls short of the sum originally due hereunder in the first currency (or the same proportion thereof) the Borrowers shall, as a separate obligation and notwithstanding any judgment, pay to the Agent in the first currency an amount equal to such shortfall.

        Section  5.4.  Computations.   All computations of
interest on Base Rate Loans, Letter of Credit Fees, Tender
Guaranty Fees, or Commitment Fees shall be based on a 365-
day year and paid for the actual number  of  days elapsed.
All  computations  of interest on Eurocurrency Rate  Loans
shall be based on a  360-day  year and paid for the actual
number of days elapsed.  Except  as  otherwise provided in
the definition of the term "Interest Period"  with respect
to  Eurocurrency Rate Loans, whenever a payment  hereunder
or under  any of the other Loan Documents becomes due on a
day that is  not  a  Business  Day,  the due date for such
payment shall be extended to the next  succeeding Business
Day, and interest shall accrue during such extension.  The
outstanding  amount  of  the  Loans  as reflected  on  the
Records from time to time shall be considered  correct and
binding  on  the  Borrowers  unless  within  fifteen  (15)
Business Days after receipt of any notice by the Agent  or
any  of the Banks of such outstanding amount, the Agent or
such Bank shall notify the Borrowers to the contrary.  All
computations     of    outstanding    Loans,    Commitment
availability,  mandatory   prepayments  or  other  matters
hereunder shall be made in Dollars or Dollar Equivalents.

        Section  5.5.  Additional   Costs,  Etc.   If  any
present  or  future applicable law, which  expression,  as
used  herein, includes  statutes,  rules  and  regulations
thereunder  and  interpretations  thereof by any competent
court or by any governmental or other  regulatory  body or
official   charged   with   the   administration   or  the
interpretation    thereof    and   requests,   directives,
instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a)subject  any  Bank  or  the Agent to any tax,
     levy,  impost,  duty,  charge,  fee,   deduction   or
     withholding of any nature with respect to this Agreement, the other Loan Documents, the Letters of Credit, the Tender Guaranty, any Bank's Commitments, or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

          (b)materially  change  the   basis  of  taxation
     (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Agent under this Agreement or the other Loan Documents, or

          (c)impose   or  increase  or  render  applicable
     (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

          (d)impose on any  Bank  or  the  Agent any other
     conditions  or  requirements  with  respect  to  this
     Agreement, the other Loan Documents,  any  Letters of
     Credit,   the   Tender   Guaranty,   the  Loans,  any
     Commitments, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part,

and the result of any of the foregoing is:

                  (i)to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans, any Letters of Credit, the Tender Guaranty or such Bank's
          Commitments, or

                  (ii)to  reduce  the amount of principal,
          interest or other amount payable to such Bank or the Agent hereunder on account of such Bank's
          Commitments,  any  Letter  of Credit, the Tender
          Guaranty, or any of the Loans, or

                  (iii)to require such  Bank  or the Agent
          to make any payment or to forego any interest or
          Reimbursement  Obligation  or other sum  payable
          hereunder,  the  amount  of  which   payment  or
          foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from any of the Borrowers hereunder, then,  and  in  each such case, the Borrowers  will,  upon
demand made by such Bank or (as the case may be) the Agent
at any time and from  time  to  time  and  as often as the
occasion therefor may arise, pay to such Bank or the Agent
such   additional   amounts  as  will  be  sufficient   to
compensate such Bank  or  the  Agent  for  such additional
cost,   reduction,   payment   or  foregone  interest   or
Reimbursement Obligations or other sum.

        Section 5.6.  Capital Adequacy.  If after the date
hereof  any  Bank  or the Agent determines  that  (a)  the
adoption  of or change  in  any  law,  governmental  rule,
regulation, policy, guideline or directive (whether or not
having the  force  of  law) regarding capital requirements
for banks or bank holding  companies  or any change in the
interpretation  or  application  thereof  by  a  court  or
governmental  authority with appropriate jurisdiction,  or
(b)  compliance   by   such  Bank  or  the  Agent  or  any
corporation controlling  such  Bank  or the Agent with any
law, governmental rule, regulation, policy,  guideline  or
directive  (whether or not having the force of law) of any
such entity  regarding capital adequacy, has the effect of
reducing  the  return   on  such  Bank's  or  the  Agent's
commitment with respect to any Loans to a level below that
which such Bank or the Agent  could  have achieved but for
such   adoption,   change   or  compliance  (taking   into
consideration such Bank's or  the  Agent's  then  existing
policies  with  respect  to  capital adequacy and assuming
full utilization of such entity's  capital)  by any amount
deemed by such Bank or (as the case may be) the  Agent  to
be  material,  then  such Bank or the Agent may notify the
Borrowers of such fact.   To the extent that the amount of
such reduction in the return  on  capital is not reflected
in  the  Dollar  Base  Rate or the Kroner  Base  Rate,  as
applicable, the Borrowers  jointly  and severally agree to
pay such Bank or (as the case may be)  the  Agent  for the
amount  of such reduction in the return on capital as  and
when such  reduction  is  determined  upon presentation by
such  Bank  or  (as  the  case  may  be)  the Agent  of  a
certificate in accordance with Section 5.7  hereof.   Each
Bank   shall   allocate  such  cost  increases  among  its
customers in good faith and on an equitable basis.

        Section  5.7.  Certificate.  A certificate setting
forth any additional  amounts  payable pursuant to Section
Section 5.5 or 5.6 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

        Section 5.8.  Interest  After Default.  During the
continuance of an Event of Default,  the  principal of the
Loans not overdue shall, until such Event of  Default  has
been  cured  or  remedied  or  waived  in  accordance with
Section 26, bear interest at a rate per annum equal to two
percent   (2%)   above  the  rate  of  interest  otherwise
applicable to such  Loans pursuant to this Agreement.  All
overdue amounts hereunder,  including, without limitation,
the principal of and interest  on (to the extent permitted
by   applicable  law)  the  Loans,  Unpaid   Reimbursement
Obligations,  Commitment  Fees,  Letter of Credit Fees and
Tender Guaranty Fees shall bear interest at the rate per annum equal to two percent (2%) above the rate of interest applicable to Base Rate Loans denominated in Dollars.

        Section   5.9.  Concerning   Joint   and   Several
Liability of the US Borrowers.

          (a)Each  of  the US Borrowers is accepting joint
     and several liability hereunder in consideration of the financial accommodation to be provided by the Revolver Banks under this Agreement, for the mutual benefit, directly and indirectly, of each of the US
     Borrowers and in consideration of the undertakings of each of the US Borrowers to accept joint and several liability for the obligations of each of them.

          (b)Each   of   the   US  Borrowers  jointly  and
     severally  hereby  irrevocably   and  unconditionally
     accepts, not merely as a surety but  also  as  a  co-
     debtor, joint and several liability with the other US
     Borrower  with respect to the payment and performance
     of  all  of  the   Obligations   arising  under  this
     Agreement, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of both of the US Borrowers without preferences or distinction among them.

          (c)If  and  to  the extent that either of the US
     Borrowers shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, the other US Borrower will make such payment with respect to, or perform, such obligation.

          (d)The obligations of each US Borrower under the
     provisions   of  this  Section  5.9  constitute  full
     recourse obligations of such US Borrower, enforceable
     against it to  the  full extent of its properties and
     assets, irrespective  of  the validity, regularity or
     enforceability  of  this  Agreement   or   any  other
     circumstances whatsoever.

          (e)Except   as   otherwise   expressly  provided
     herein,  each  US  Borrower hereby waives  notice  of
     acceptance of its joint and several liability, notice
     of  any  and all Loans  made  under  this  Agreement,
     notice of  occurrence  of any Event of Default, or of
     any  demand  for any payment  under  this  Agreement,
     notice of any  action at any time taken or omitted by
     the  Banks  under   or  in  respect  of  any  of  the
     Obligations hereunder,  any  requirement of diligence
     and,  generally,  all  demands,  notices   and  other
     formalities  of  every  kind in connection with  this
     Agreement.  Each US Borrower  hereby  assents to, and
     waives  notice  of, any extension or postponement  of
     the time for the  payment  of  any of the Obligations
     hereunder,  the  acceptance  of any  partial  payment
     thereon,  any  waiver,  consent or  other  action  or
     acquiescence by the Banks  at  any  time  or times in
     respect  of  any  default  by any US Borrower in  the
     performance or satisfaction  of  any  term, covenant,
     condition or provision of this Agreement, any and all
     other indulgences whatsoever by the Banks  in respect
     of any of the Obligations hereunder, and the  taking,
     addition,  substitution  or  release, in whole or  in
     part, at any time or times, of  any  security for any
     of such Obligations or the addition, substitution  or
     release,  in  whole  or  in part, of any US Borrower.
     Without  limiting the generality  of  the  foregoing,
     each US Borrower assents to any other action or delay
     in acting or failure to act on the part of the Banks,
     including,  without  limitation, any failure strictly
     or diligently to assert  any  right  or to pursue any
     remedy  or  to comply fully with applicable  laws  or
     regulations  thereunder  which  might,  but  for  the
     provisions of  this  Section  5.9, afford grounds for
     terminating,   discharging  or  relieving   such   US
     Borrower, in whole  or  in  part,  from  any  of  its
     obligations  under  this  Section  5.9,  it being the
     intention of each US Borrower that, so long as any of
     the  Obligations  hereunder  remain unsatisfied,  the
     obligations of such US Borrower  under  this  Section
     5.9 shall not be discharged except by performance and
     then  only  to  the  extent of such performance.  The
     obligations of each US  Borrower  under  this Section
     5.9 shall not be diminished or rendered unenforceable
     by   any  winding  up,  reorganization,  arrangement,
     liquidation,  reconstruction  or  similar  proceeding
     with   respect   to  any  reconstruction  or  similar
     proceeding with respect  to  any  US  Borrower or any
     Bank.   The  joint and several liability  of  the  US
     Borrowers hereunder  shall continue in full force and
     effect  notwithstanding   any   absorption,   merger,
     amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any US Borrower or any Bank.

          (f)The provisions of this Section  5.9  are made
     for the benefit of the Banks and their successors and
     assigns,  and  may  be enforced by them from time  to
     time against either of  the  US Borrowers as often as
     occasion therefor may arise and  without  requirement
     on  the  part of the Banks first to marshall  any  of
     their claims  or  to  exercise  any  of  their rights
     against  the  other  US  Borrower  or to exhaust  any
     remedies  available  to  them  against the  other  US
     Borrower or to resort to any other source or means of
     obtaining payment of any of the Obligations hereunder
     or to elect any other remedy.  The provisions of this
     Section  5.9  shall remain in effect  until  all  the
     Obligations hereunder shall have been paid in full or
     otherwise fully  satisfied.   If  at  any  time,  any
     payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any of the Banks upon the insolvency, bankruptcy or reorganization of the US
     Borrowers,  or  otherwise,  the  provisions  of  this
     Section  5.9  will forthwith be reinstated in effect,
     as though such payment had not been made.

        Section 5.10.  Inability to Determine Eurocurrency
Rate.  In the event that, prior to the commencement of any
Interest Period relating  to  any  Eurocurrency Rate Loan,
the Agent shall determine or be notified  by  the Fronting
Bank  or  the  Majority Banks that adequate and reasonable
methods  do  not  exist   for   ascertaining   the  Dollar
Eurocurrency Rate or Kroner Eurocurrency Rate, as the case
may  be,  that  would  otherwise  determine  the  rate  of
interest  to  be applicable to any Eurocurrency Rate  Loan
during any Interest Period, the Agent shall forthwith give
notice of such  determination  (which  shall be conclusive
and  binding  on  the  Borrowers  and  the Banks)  to  the
Borrowers.   In  such  event  (a)  each  Loan  Request  or
Conversion Request with respect to each Eurocurrency  Rate
Loan shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan, (b) each Eurocurrency Rate
Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurocurrency
Rate Loans shall be suspended until the Agent, the Fronting Bank or the Majority Banks determine that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrowers.

        Section  5.11.  Illegality.  Notwithstanding   any
other  provisions  herein,  if  any present or future law,
regulation, treaty or directive or  the  interpretation or
application thereof shall make it unlawful  for  the Banks
to  make  or  maintain  Eurocurrency Rate Loans, the Agent
shall forthwith give notice  of  such circumstances to the
Borrowers and thereupon (a) the commitment of the Banks to
make Eurocurrency Rate Loans or convert  Loans  of another
Type   to  Eurocurrency  Rate  Loans  shall  forthwith  be
suspended   and   (b)   the   Loans  then  outstanding  as
Eurocurrency  Rate  Loans,  if  any,  shall  be  converted
automatically to Base Rate Loans  on  the last day of each
Interest Period applicable to such Eurocurrency Rate Loans
or within such earlier period as may be  required  by law.
The  Borrowers hereby jointly and severally agree promptly
to pay  the Agent, for the pro rata accounts of the Banks,
upon  demand,   any   additional   amounts   necessary  to
compensate the Banks for any costs incurred by the Banks in making any conversion in accordance with this Section
5.11, including any interest or fees payable by the Banks to lenders of funds obtained by it in order to make or maintain its Eurocurrency Rate Loans hereunder.

        Section 5.12.  Indemnity.  Except to the extent of
breakage costs arising from a prepayment of a Eurocurrency
Rate  Loan  as a result of an event set forth  in  Section
5.10, each of the Borrowers agrees to indemnify the Banks and to hold the Banks harmless from and against any loss, cost or expense (including loss of anticipated profits) that the Banks may sustain or incur as a consequence of
(a) default by such Borrower in payment of the principal amount of or any interest on any Eurocurrency Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by the Banks to lenders of funds obtained by it in order to maintain its Eurocurrency Rate Loans, (b) default by such Borrower in making a borrowing after such Borrower has given (or is deemed to have given) a Loan Request or a Conversion
Request  relating thereto in accordance with Section  2.6,
Section 2.7 or Section 2.8 or (c) the making of any payment on a Eurocurrency Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by any Bank to lenders of funds obtained by it in order to maintain any such Loans.

        Section 5.13.  Replacement  of Banks.  If any Bank
(an "Affected Bank") (i) makes demand  upon a Borrower for
(or if a Borrower is otherwise required  to  pay)  amounts
pursuant  to  Section  Section 5.3.2, 5.6 or 5.7, (ii)  is
unable to make or maintain  Eurocurrency  Rate  Loans as a
result  of a condition described in Section 5.10 or  (iii)
defaults  in  its  obligation to make Loans, in accordance
with the terms of this Agreement (such Bank being referred
to as a "Defaulting  Bank"),  the  Borrowers within ninety
(90)  days  of  receipt  of such demand,  notice  (or  the
occurrence of such other event  causing the Borrower to be
required to pay such compensation  or causing Section 5.10
to  be applicable), or default, as the  case  may  be,  by
notice  (a  "Replacement  Notice") in writing to the Agent
and such Affected Bank (A)  request  the  Affected Bank to
cooperate  with  the Borrowers in obtaining a  replacement
bank satisfactory  to  the  Agent  and  the  Borrower (the
"Replacement Bank"); (B) request the non-Affected Banks to
acquire  and assume all of the Affected Bank's  Loans  and
Commitments,  as  provided  herein, but none of such Banks
shall be under an obligation  to do so; or (C) designate a
Replacement Bank approved by the  Agent, such approval not
to   be   unreasonably  withheld  or  delayed.    If   any
satisfactory Replacement Bank shall be obtained, and/or if
any one or  more  of the non-Affected Banks shall agree to
acquire and assume  all  of  the Affected Bank's Loans and
Commitments,  then such Affected  Bank  shall  assign,  in
accordance with Section 19, all of its Commitments, Loans,
Letter   of   Credit   Participations,   Tender   Guaranty
Participations,  Notes  and  other  rights and obligations
under this Agreement and all other Loan  Documents to such
Replacement Bank or non-Affected Banks, as  the  case  may
be,  in  exchange  for  payment of the principal amount so
assigned and all interest  and  fees accrued on the amount
so  assigned,  plus  all other Obligations  then  due  and
payable to the Affected  Bank; provided, however, that (i)
such assignment shall be without  recourse, representation
or   warranty  and  shall  be  on  terms  and   conditions
reasonably  satisfactory  to  such  Affected Bank and such
Replacement Bank and/or non-Affected  Banks,  as  the case
may  be,  and  (ii)  prior  to  any  such  assignment, the
Borrowers  shall  have  paid  to  such  Affected Bank  all
amounts properly demanded and unreimbursed  under  Section
Section  5.3.2,  5.6  or 5.7.  Upon the effective date  of
such  assignment,  the applicable  Borrowers  shall  issue
replacement  Notes  to   such   Replacement   Bank  and/or
non-Affected   Banks,   as  the  case  may  be,  and  such
institution shall become a "Bank" for all purposes under this Agreement and the other Loan Documents.

        Section 6.  COLLATERAL SECURITY AND GUARANTIES.

        Section 6.1  Security  for  and  Guaranties of the
Obligations of the US Borrowers.  The Obligations  of  the
US  Borrowers  shall  be guaranteed equally and ratably by
the Parent and each other Subsidiary (direct and indirect)
of the Parent, to the extent that such other Subsidiary of
the Parent is required  to guaranty the obligations of the
Parent under the terms of  the  Indenture  relating to the
Senior  Notes  and  the  Additional  Senior  Notes.    The
Obligations  of  the  US  Borrowers  shall be secured by a
perfected first priority security interest  (subject  only
to  Permitted  Liens entitled to priority under applicable
law) in (i) the  US  Vessels and the Vanuatu Vessels, (ii)
certain other assets of  the  US  Borrowers  to the extent
contemplated by the Security Documents, (iii)  by a pledge
by the Parent of one hundred percent (100%) of the  issued
and outstanding capital stock of each of the US Borrowers,
and  (iv)  by  a pledge by the Parent of sixty-six percent
(66%) of the issued  and  outstanding capital stock of the
Dutch  Borrower  (all of the  foregoing  collateral  being
referred to herein as the "US Collateral").  To the extent
permitted by the Indenture  relating  to  the Senior Notes
and  the  Additional Senior Notes, the US Collateral  will
secure the  Obligations of the US Borrowers and the Parent
including,  without   limitation,  the  guaranty  by  such
Persons  of  the  Dutch  Obligations   and  the  Norwegian
Obligations;  provided  that  the  aggregate   amount   of
Obligations of the Parent and the US Borrowers which is secured pursuant to the Security Documents shall not, at any time, exceed the sum of (i) $65,000,000 plus (ii) fifteen percent (15%) of Consolidated Net Tangible Assets.

        Section 6.2  Security  for  and  Guaranties of the
Dutch  Obligations.   The  Dutch  Obligations   shall   be
guaranteed  equally  and  ratably  by  the  Parent, the US
Borrowers, and each other Subsidiary (direct  and indirect
of  the  Parent), to the extent that such other Subsidiary
of the Parent  is  required to guaranty the obligations of
the Parent under the  terms  of  the Indenture relating to
the  Senior Notes and the Additional  Senior  Notes.   The
Dutch  Obligations  shall  be secured by a perfected first
priority  security  interest (subject  only  to  Permitted
Liens  entitled  to  priority  under  applicable  law)  in
certain assets of the  Dutch  Borrower, including, without
limitation,  a  pledge of all the  capital  stock  of  the
Target,  to  the  extent   contemplated  by  the  Security
Documents (all of the foregoing collateral being referred to herein as the "Dutch Collateral").

        Section 6.3  Security for  and  Guaranties  of the
Norwegian Obligations.  The Norwegian Obligations shall be
guaranteed  equally  and  ratably  by  the  Parent, the US
Borrowers,   the   Dutch   Borrower,   the   Target,   the
Subsidiaries  of  Target and each other Subsidiary (direct
and indirect) of the Parent, to the extent that such other
Subsidiary  of the Parent  is  required  to  guaranty  the
obligations of the Parent under the terms of the Indenture
relating to the  Senior  Notes  and  the Additional Senior
Notes.  The Norwegian Obligations shall  be  secured  by a
perfected  first  priority security interest (subject only
to Permitted Liens  entitled  to priority under applicable
law) in certain assets of the Norwegian  Borrower  and the
Target,  including,  without  limitation,  all vessels and
charter  parties  with  respect  thereto,  to  the  extent
contemplated   by  the  Security  Documents  (all  of  the
foregoing collateral being referred to herein as the "Norwegian Collateral").

        Section 6.4  Concerning the Senior Indenture.  For
purposes of the Indentures relating to the Senior Notes and the Additional Senior Notes, the Dutch Obligations of the Dutch Borrower and the Norwegian Obligations of the Norwegian Borrower, the Target and Saevik Supply U.K.
shall  not  be deemed to be part of the "Credit  Facility"
(as such term is defined in such Indentures).

        Section  7.  REPRESENTATIONS  AND WARRANTIES.  The
Parent  and  each of the Borrowers jointly  and  severally
represent and  warrant  to  the Banks and the Agent on the
Closing Date, on each Drawdown Date and on the date of the
issuance  of  the  Tender  Guaranty   and   any  issuance,
extension or renewal of a Letter of Credit as follows:

        Section 7.1.  Corporate Authority.

          Section  7.1.1.  Incorporation;  Good  Standing.
     Each of the Parent, its Subsidiaries, the  Target and
     the  Target's Subsidiaries (a) is a corporation  duly
     organized,  validly  existing  and  in  good standing
     under  the laws of its jurisdiction of incorporation,
     (b) has  all  requisite  corporate  power  to own its
     property  and  conduct  its business as now conducted
     and as will be conducted upon the consummation of the
     Takeover, and (c) is in good  standing  as  a foreign
     corporation and is duly authorized to do business  in
     each   jurisdiction   where   such  qualification  is
     necessary except where a failure  to  be so qualified
     would  not  have  a  material adverse effect  on  the
     business,  assets  or  financial   condition  of  the
     Parent, its Subsidiaries, the Target and the Target's
     Subsidiaries, taken as a whole.

          Section 7.1.2.  Authorization.   The  execution,
     delivery and performance of this Agreement, the other
     Loan  Documents  and the Takeover Documents to  which
     the  Parent, its Subsidiaries,  the  Target  and  the
     Target's  Subsidiaries is or is to become a party and
     the transactions  contemplated hereby and thereby (a)
     are within the corporate  authority  of  each of such
     Persons,  (b)  have  been  duly  authorized  by   all
     necessary  corporate  proceedings  by  each  of  such
     Persons,  (c)  do  not conflict with or result in any
     breach or contravention  of  any  provision  of  law,
     statute,  rule  or  regulation  to  which any of such
     Persons  is  subject  or  any judgment, order,  writ,
     injunction, license, exemption  or  permit applicable
     to  any  of  such  Persons  or  make any such  Person
     ineligible for any beneficial tax  treatment or other
     regulatory or contractual treatment  or  status which
     is   of  material  importance  to  its  business   or
     financial  status,  (d)  do  not require any waivers,
     consents  or  approvals  by  any  of   such  Person's
     creditors which have not been obtained, (e) do not require any consents or approvals by any of such Person's shareholders (except such as will be duly obtained on or prior to the Closing Date and will be in full force and effect on and as of such date), and
     (f) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon any of such Persons.

          Section 7.1.3.  Enforceability.   The  execution
     and delivery of this Agreement and each of the  other
     Loan  Documents  to  which  any  of  the  Parent, its
     Subsidiaries,    the    Target   and   the   Target's
     Subsidiaries is or is to become a party will result in valid and legally binding obligations of each of such Persons enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

        Section   7.2.  Governmental    Approvals.     The
execution, delivery and performance of this Agreement, the
other  Loan  Documents and the Takeover Documents to which
any of the Parent,  its  Subsidiaries,  the Target and the
Target's Subsidiaries is or is to become  a  party and the
transactions  contemplated hereby and thereby do  not  and
will   not   require   any   approval,   consent,   order,
authorization or license by, filing with, or notice to, any governmental or regulatory agency or authority other than those already obtained or given.

        Section 7.3.  Title to Properties; Leases.  Except
as indicated on Schedule 7.3 attached hereto, the Parent, its Subsidiaries, the Target and the Target's Subsidiaries own all of the assets reflected in the Pro Forma Balance
Sheet, subject to no rights of others, including any mortgages, leases, charters, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

        Section  7.4.  Financial   Statements,  Pro  Forma
Balance Sheet and Projections.

          Section   7.4.1.  Financial   Statements.    (a)
     There have been  furnished  to  each  of  the Banks a
     consolidated  balance  sheet  of  the Parent and  its
     Subsidiaries  as  at  the  Balance  Sheet  Date,  and
     consolidated statements of income and  cash flows for
     the  fiscal year then ended, certified by  Coopers  &
     Lybrand  LLP.   Such  balance sheet and statements of
     income  and cash flows were  prepared  in  accordance
     with generally  accepted  accounting  principles  and
     fairly  present the financial condition of the Parent
     and its Subsidiaries  as  of the close of business on
     the Balance Sheet Date and  the results of operations
     for  the  fiscal  year  then  ended.   There  are  no
     liabilities, contingent or otherwise,  of  the Parent
     or  any of its Subsidiaries, as of the Balance  Sheet
     Date,   that   would  in  accordance  with  generally
     accepted accounting principles be required to be disclosed on a balance sheet or footnotes thereto, which were not disclosed in such balance sheet and the notes related thereto.

            (b)  There have also been furnished to each of
     the Banks the unaudited consolidated balance sheet of
     the Parent and its Subsidiaries as at  September  30,
     1997,  and consolidated statements of income and cash
     flows for  the portion of the fiscal year then ended.
     Such balance  sheet and statements of income and cash
     flows  were prepared  in  accordance  with  generally
     accepted accounting principles and fairly present the
     financial   condition   of   the   Parent   and   its
     Subsidiaries as of the close of business on such date
     and  the results of operations for the portion of the
     fiscal  year  then  ended.  There are no liabilities,
     contingent or otherwise,  of the Parent or any of its
     Subsidiaries,  as  of  such  date,   that   would  in
     accordance   with   generally   accepted   accounting
     principles be required to be disclosed on a balance sheet or footnotes thereto, which were not disclosed in such balance sheet and the notes related thereto.

          Section 7.4.2.  Pro  Forma Balance Sheet.  There
     will  be  furnished to the Agent  on  or  before  the
     Closing Date  an unaudited pro forma consolidated and
     consolidating  balance   sheet  of  the  Parent,  its
     Subsidiaries,   the   Target   and    the    Target's
     Subsidiaries  as  of  the Closing Date which properly
     gives effect to the issuance of the Additional Senior
     Notes, the Loans to be  made  on  such  date  and the
     Takeover  (the  "Pro Forma Balance Sheet").  The  Pro
     Forma Balance Sheet  fairly  presents  the  financial
     condition of the Parent, its Subsidiaries, the Target
     and the Target's subsidiaries as at the date  thereof
     on  a  pro  forma basis and properly gives effect  in
     accordance   with   generally   accepted   accounting
     principles  to  the  application  of  the  pro  forma
     adjustments  to   such  balance  sheet  necessary  to
     reflect  the  transactions   contemplated   by   this
     Agreement,  the other Loan Documents and the Takeover
     Documents. There are no liabilities or contingent liabilities of the Parent, its Subsidiaries, the Target and the Target's Subsidiaries which are not disclosed in the Pro Forma Balance Sheet or in the notes thereto.

          Section 7.4.3.  Projections.  The projections of
     the annual operating  budgets  of  the Borrowers, the
     consolidated  balance  sheets  and consolidated  cash
     flow statements of the Parent, its  Subsidiaries, the
     Target  and the Target's Subsidiaries  for  the  five
     consecutive  fiscal  years  of  the Parent commencing
     with the 1998 fiscal year of the  Parent,  copies  of
     which  have been delivered to the Agent, disclose all
     assumptions  made  with  respect to general economic,
     financial and market conditions  used  in formulating
     such projections.  To the knowledge of the Parent and
     the  Borrowers, no facts exist that (individually  or
     in the aggregate) would result in any material change
     in any  of  such  projections.   The  projections are
     based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Parent and the Borrowers of the results of operations and other information projected therein.

        Section 7.5.  No Material Changes; Solvency.

          (a)Since the date of the Pro Forma Balance Sheet
     there  have  been  no  changes  in  the  business  or
     financial  condition  or results of operations of the
     Parent, its Subsidiaries, the Target and the Target's
     Subsidiaries which have  been, either individually or
     in the aggregate, materially  adverse  to the Parent,
     its   Subsidiaries,   the  Target  and  the  Target's
     Subsidiaries, taken as a whole.

          (b)Each  of the Parent,  its  Subsidiaries,  the
     Target and the Target's Subsidiaries (before and after giving effect to the transactions contemplated by this Agreement, the other Loan Documents and the Takeover Documents) (i) is solvent, (ii) has assets having a fair value in excess of its liabilities,
     (iii) has assets having a fair value in excess of the amount required to pay its liabilities on existing debts as such debts become absolute and matured, and
     (iv) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection with the operation of its business as such debts mature.

        Section  7.6.  Business.   Both before  and  after
giving effect to the Takeover, each  of  the  Parent,  its
Subsidiaries,  the  Target  and  the Target's Subsidiaries
enjoys  peaceful  and  undisturbed  possession  under  all
leases of real or personal property of which it is lessee,
none of which contains any unusual or burdensome provision
which  will  materially  adversely affect  or  impair  the
operations of such Person  and  all  such leases are valid
and subsisting and in full force and effect.   Both before
and after giving effect to the Takeover, each such  Person
owns  or  possesses  the  right to use all the franchises,
rights, licenses, operating  rights,  patents, trademarks,
permits,  service  marks,  trade  names,  and   copyrights
necessary for the conduct of its business as conducted and as proposed to be conducted, without any conflict with the rights of others.

        Section 7.7.  Litigation.  There is no restraining
order, injunction or pending litigation applicable  to the
Takeover   or   the   transactions  contemplated  by  this
Agreement,  the  other  Loan  Documents  or  the  Takeover
Documents.  There are no  actions,  suits,  proceedings or
investigations  of any kind pending or threatened  against
the Parent, any of  its Subsidiaries, the Target or any of
the Target's Subsidiaries  before  any  court, arbitrator,
tribunal  or  administrative  agency  or  board  that,  if
adversely determined, would be likely, either  in any case
or  in  the aggregate, to materially adversely affect  the
properties,  assets,  financial  condition,  prospects  or
business  of  the  Parent, its Subsidiaries, the Target or
the Target's Subsidiaries, taken as a whole, or materially
impair the right of  any  of  such Persons to carry on its
business substantially as now conducted  by  it, or result
in  any  substantial  liability not adequately covered  by
insurance,  or  for  which   adequate   reserves  are  not
maintained on the Pro Forma Balance Sheet, or which question the validity of this Agreement or any of the other Loan Documents or the Takeover Documents, or any action taken or to be taken pursuant hereto or thereto
(including the consummation of the Takeover).

        Section 7.8.  [Intentionally Omitted].

        Section  7.9.  Compliance  With Other Instruments,
Laws, Etc. None of the Parent, any of its Subsidiaries, the Target or any of the Target's Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Parent, its Subsidiaries, the Target and the Target's Subsidiaries, taken as a whole.

        Section  7.10.  Tax  Status.    The   Parent,  its
Subsidiaries, the Target and the Target's Subsidiaries (a)
have made or filed all federal, state or other  income and
all  other  tax returns, reports and declarations required
by any jurisdiction  to  which any of them is subject, (b)
have paid all taxes and other governmental assessments and
charges shown or determined  to  be  due  on such returns,
reports and declarations, except those being  contested in
good faith and by appropriate proceedings and (c) have set
aside  on  their books provisions reasonably adequate  for
the payment  of  all  taxes  for periods subsequent to the
periods  to which such returns,  reports  or  declarations
apply.  There  are  no unpaid taxes in any material amount
claimed  to  be  due  by   the  taxing  authority  of  any
jurisdiction, and the officers of such Persons know of no basis for any such claim. The Norwegian Borrower is organized in such a way that it qualifies for the income tax exemption provisions of Section 51A of the Norwegian
Income and Assets Tax Act, and has elected to be taxed under such provisions.

        Section 7.11.  No Event of Default.  No Default or
Event of Default has occurred and is continuing. No default has occurred and its continuing, and no right of rescission, cancellation or termination exists, under the Takeover Documents.

        Section   7.12.  Holding  Company  and  Investment
Company  Acts.   None   of   the   Parent,   any   of  its
Subsidiaries, the Target and the Target's Subsidiaries  is
a  "holding  company",  or  a  "subsidiary  company"  of a
"holding   company",   or  an  affiliate"  of  a  "holding
company", as such terms  are defined in the Public Utility
Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

        Section   7.13.  Absence  of  Encumbrances,   Etc.
Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Parent, any of its Subsidiaries, the Target and the Target's Subsidiaries or rights thereunder.

        Section  7.14.  Perfection  of  Security Interest;
Collateral.    All   filings,  assignments,  pledges   and
deposits of documents  or  instruments  have been made and
all other actions have been taken that are necessary under
applicable  law,  to  establish  and perfect  the  Agent's
security interest in the Collateral.   The  Collateral and
the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. A Borrower, the Parent, or a Subsidiary of the Parent, as applicable is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens. All of the Obligations of the Borrowers to the Banks and the Agent under or in respect of the Loan Documents will, at all times from and after the execution and delivery of each of the Security Documents, be entitled to the benefits of and be secured by each of such Security
Documents in accordance with the terms hereof and thereof.

        Section 7.15.  Certain Transactions.   Except  for
arm's  length  transactions  pursuant to which the Parent,
any of its Subsidiaries, the Target or any of the Target's
Subsidiaries  makes payments in  the  ordinary  course  of
business upon terms  no  less  favorable  than such Person
could  obtain  from  third parties, none of the  officers,
directors,  or  employees   of  the  Parent,  any  of  its
Subsidiaries,   the  Target  or  any   of   the   Target's
Subsidiaries  is  presently   a  party  to  any  contract,
agreement   or  other  arrangement   providing   for   the
furnishing  of   services  (other  than  for  services  as
employees, officers and directors) to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of such Person, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

        Section 7.16.  Employee Benefit Plans.

          Section   7.16.1.  In   General.  Each  Employee
     Benefit  Plan  has been maintained  and  operated  in
     compliance  in  all   material   respects   with  the
     provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions.

          Section 7.16.2.  Terminability of Welfare Plans.
     Under each Employee Benefit Plan which is an employee
     welfare benefit plan within  the  meaning  of Section
     3(1) or Section 3(2)(B) of ERISA, no benefits are due
     unless   the   event   giving  rise  to  the  benefit
     entitlement occurs prior  to plan termination (except
     as required by Title I, Part  6  of ERISA). Either of
     the US Borrowers or the Parent or an ERISA Affiliate,
     as appropriate, may terminate each  such  Plan at any
     time (or at any time subsequent to the expiration  of
     any   applicable   bargaining   agreement)   in   the
     discretion of such Person without liability to any Person.

          Section   7.16.3.  Guaranteed   Pension   Plans;
     Multiemployer Plans.   Neither  of  the US Borrowers,
     the Parent nor any ERISA Affiliate has sponsored, maintained, made any contributions to or has any liability in respect of any Guaranteed Pension Plan or Multiemployer Plan.

          Section 7.16.4.  Neither  of  the  Target or the
     Norwegian Borrower has any obligation under any individual or joint pension plan or agreement that is not either (i) fully funded or (ii) fully insured by a Norwegian licensed insurance company.

        Section   7.17.  Regulations   U  and  X;  Use  of
Proceeds.  The US Borrowers will use the  proceeds  of the
US  Revolver  Loans  solely  to consummate the Takeover in
accordance  with  the  Takeover  Documents,  to  refinance
existing Indebtedness of the US Borrowers, and for general
corporate purposes.  The US Borrowers  will obtain Letters
of Credit solely for general corporate purposes  and  will
obtain   the  Tender  Guaranty  solely  for  the  purposes
described  in  the  definition  of  such  term.  The Dutch
Borrower will use the proceeds of the Dutch  Term  A  Loan
and  the  Dutch  Term  B  Loan  solely  to  consummate the
Takeover  in accordance with the Takeover Documents.   The
Norwegian Borrower  will use the proceeds of the Norwegian
Revolver Loans and the  Norwegian  Term  A  Loan solely to
refinance  existing  Indebtedness  of the Target  and  the
Target's Subsidiaries and for general  corporate purposes.
No portion of any Loan is to be used, and  no  portion  of
the  Tender  Guaranty  or  any  Letter  of Credit is to be
obtained,  for the purpose of purchasing or  carrying  any
"margin security" or "margin stock" as such terms are used
in Regulations  U  and  X of the Board of Governors of the
Federal Reserve System, 12  C.F.R.  Parts 221 and 224.  No
portion of the proceeds of any Loans is to be used, and no
portion of the Tender Guaranty or any  Letter of Credit is
to   be   obtained,  for  the  purpose  of  (a)  knowingly
purchasing,  or  providing credit support for the purchase
of, Ineligible Securities  from  a  Section  20 Subsidiary
during  any  period  in  which  such Section 20 Subsidiary
makes  a  market  in  such  Ineligible   Securities,   (b)
knowingly  purchasing, or providing credit support for the
purchase of,  during the underwriting or placement period,
any Ineligible  Securities being underwritten or privately
placed by a Section  20  Subsidiary,  or  (c)  making,  or
providing  credit  support  for the making of, payments of
principal    or   interest   on   Ineligible    Securities
underwritten  or   privately   placed   by  a  Section  20
Subsidiary and issued by or for the benefit of the Parent, any of its Subsidiaries, the Target and any of the Target's Subsidiaries.

        Section 7.18.  Environmental Compliance.   Each of
the  Parent, its Subsidiaries, the Target and the Target's
Subsidiaries  has  taken all steps reasonably necessary to
investigate the past  and  present  condition and usage of
the real estate owned or leased by it  and  the operations
conducted   thereon   and,   based   upon   such  diligent
investigation, has determined that:

          (a)none  of  the  Parent, its Subsidiaries,  the
     Target and the Target's  Subsidiaries or any operator
     of its real estate or any  operations  thereon  is in
     violation,  or  alleged  violation,  of any judgment,
     decree,  order,  law,  license,  rule  or  regulation
     pertaining   to   environmental   matters,  including
     without limitation, those arising under  the Resource
     Conservation   and   Recovery   Act   ("RCRA"),   the
     Comprehensive  Environmental  Response,  Compensation
     and Liability Act of 1980 as amended ("CERCLA"),  the
     Superfund  Amendments and Reauthorization Act of 1986
     ("SARA"), the  Federal  Clean  Water Act, the Federal
     Clean Air Act, the Toxic Substances  Control  Act, or
     any  statute,  regulation, ordinance, order or decree
     of the United States of America or any state or other
     jurisdiction  thereof,   or   any   other  nation  or
     jurisdiction  relating  to  health,  safety   or  the
     environment,   including,   without  limitation,  any
     international conventions to  which their business or
     assets   are   subject  (hereinafter   "Environmental
     Laws"), which violation could reasonably be expected to have a material adverse effect on the business, assets or financial condition of such Persons, taken as a whole;

          (b)except as set forth on Schedule 7.18 attached
     hereto,  none  of  the  Parent, its Subsidiaries, the
     Target  and  the Target's Subsidiaries  has  received
     notice  from  any   third  party  including,  without
     limitation any federal,  state  or local governmental
     authority,  (i)  that  any  one  of  them   has  been
     identified   by   the   United  States  Environmental
     Protection   Agency   ("EPA")    as   a   potentially
     responsible party under CERCLA with respect to a site
     listed  on the National Priorities  List,  40  C.F.R.
     Part 300  Appendix  B (1986); (ii) that any hazardous
     waste, as defined by  42 U.S.C. Section  9601(5), any
     hazardous substances as  defined by 42 U.S.C. Section
     9601(14), any pollutant or  contaminant as defined by
     42 U.S.C. Section 9601(33) and  any toxic substances,
     oil  or  hazardous  materials or other  chemicals  or
     substances  regulated   by   any  Environmental  Laws
     ("Hazardous Substances") which  any  one  of them has
     generated, transported or disposed of has been  found
     at any site at which a federal, state or local agency
     or  other  third  party  has conducted or has ordered
     that   any  of  such  Persons  conduct   a   remedial
     investigation,   removal  or  other  response  action
     pursuant to any Environmental  Law;  or (iii) that it
     is  or  shall be a named party to any claim,  action,
     cause   of    action,    complaint,   or   legal   or
     administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

          (c)except as set forth on Schedule 7.18 attached
     hereto:  (i)  no portion of the real estate owned  or
     leased by the Parent,  its  Subsidiaries,  the Target
     and the Target's Subsidiaries and no Vessel  has been
     used   for   the  handling,  processing,  storage  or
     disposal of Hazardous Substances except in accordance
     in   all   material    respects    with    applicable
     Environmental Laws; and no underground tank  or other
     underground    storage   receptacle   for   Hazardous
     Substances is located  on  any  portion  of  the Real
     Estate;   (ii)   in  the  course  of  any  activities
     conducted  by  such  Persons  or  operators  of  such
     Person's properties,  no  Hazardous  Substances  have
     been  generated  or are being used on the Real Estate
     or any Vessel except  in  accordance  in all material
     respects  with applicable Environmental  Laws;  (iii)
     there have been no releases (i.e. any past or present
     releasing,   spilling,   leaking,  pumping,  pouring,
     emitting, emptying, discharging, injecting, escaping,
     disposing  or  dumping)  or  threatened  releases  of
     Hazardous  Substances  on, upon,  into  or  from  the
     properties   (including,  without   limitation,   the
     Vessels) of any  of such Persons which releases could
     reasonably be expected  to  have  a  material adverse
     effect on the business, assets or financial condition
     of  such  Person;  (iv) to the best of such  Person's
     knowledge, there have been no releases on, upon, from
     or into any real property  in  the vicinity of any of
     such real estate which, through  soil  or groundwater
     contamination,  may have come to be located  on,  and
     which could reasonably be expected to have a material
     adverse effect on  the  business, assets or financial
     condition of such Person;  and  (v)  in addition, any
     Hazardous Substances that have been generated  on any
     of the real estate have been transported offsite only
     by carriers having an identification number issued by
     the EPA, treated or disposed of only by treatment  or
     disposal  facilities  maintaining  valid  permits  as
     required  under  applicable Environmental Laws, which
     transporters and facilities have been and are, to the
     best  of  such  Person's   knowledge,   operating  in
     material compliance with such permits and  applicable
     Environmental Laws;

          (d)none  of  the  Parent, its Subsidiaries,  the
     Target or the Target's Subsidiaries  nor  any  of the
     real    estate   is   subject   to   any   applicable
     environmental   law   requiring  the  performance  of
     Hazardous Substances site assessments, or the removal
     or remediation of Hazardous Substances, or the giving
     of notice to any governmental agency or the recording
     or  delivery  to other Persons  of  an  environmental
     disclosure document  or  statement  by  virtue of the
     transactions   set   forth  herein  and  contemplated
     hereby, or as a condition to the effectiveness of any transactions contemplated hereby; and

          (e)all of the Vessels  comply  in  all  material
     respects    with    all    applicable   international
     conventions,  national,  federal,   state  and  other
     governmental laws and regulations; the  rules  of the
     classification societies under which the Vessels  are
     classed and any contractual obligations regarding the
     prevention    of    pollution    and   other   marine
     environmental hazards, including the transportation and management of hazardous substances and waste disposal, and the Parent and its Subsidiaries have made all required payments and contributions to statutory environmental insurance schemes and other environmental insurance schemes applicable to the Parent and its Subsidiaries and customary for the business and operations conducted by them.

        Section  7.19.  Subsidiaries, Capitalization.  (a)
Each Subsidiary (whether direct or indirect) of the Parent
is set forth on Schedule  7.19 attached hereto.  Except to
the extent permitted under  Section  9.3(f),  none  of the
Parent,  its  Subsidiaries,  the  Target  and the Target's
Subsidiaries   is   engaged   in  any  joint  venture   or
partnership with any other Person.

          (b)Marine  Operators'   capital  stock  consists
     solely of 100 shares of authorized  common  stock, no
     par   value  per  share,  of  which  100  shares  are
     outstanding, fully paid and nonassessable and are owned beneficially and of record by the Parent.

          (c)Marine Asset's capital stock  consists solely
     of 3,000 shares of authorized common stock,  $.01 par
     value per share, of which 100 shares are outstanding,
     fully   paid   and   nonassessable   and   are  owned
     beneficially and of record by the Parent.

          (d)The  Dutch  Borrower's capital stock consists
     solely  of  200  shares,   of  which  40  shares  are
     outstanding, fully paid and non assessable and are owned beneficially and of record by the Parent.

          (e)The Target's share capital consists solely of 12,303,132 issued and outstanding registered shares of 10 NOK par value, of which at least 99% will be owned by the Dutch Borrower.

          (f)The   Norwegian   Borrower's  capital   stock
     consists solely of 26,239 issued and outstanding shares of NOK 1,000 par value, all of which shares are owned beneficially and of record by the Target.

        Section 7.20.  Chief Executive Office;  Books  and
Records.

          (a)Each  of  the  US Borrowers' and the Parent's
     chief  executive  office is  at  250  North  American
     Court, Houma, Louisiana 70363, at which location their respective books and records are kept. The
     Dutch  Borrower's  registered office is at  Aert  Von
     Nesstraat, 45 Vierde  Verdieping,  3012CA, Rotterdam,
     The Netherlands, at which location its books and records are kept. The Target's registered office is at 6090, Fosnavag, Norway, at which location its books and records are kept. The Norwegian Borrower's registered office is at 6090, Fosnavag, Norway, at which location its books and records are kept.
     Saevik  Supply  U.K.'s  registered  office is at Hill
     House, 1 Little New Street, London EC4A 3TR, at which location its books and records are kept.

          (b)Marine     Operators'     federal    employer
     identification number is 72-109-6124.  Marine Assets'
     federal  employer  identification number  is  72-125-
     2404.  The Parent's  federal  employer identification
     number is 72-125-2405.  The Dutch  Borrower's chamber
     of   commerce  number  is  14144202.   The   Target's
     registered    number    976853938.    The   Norwegian
     Borrower's registered number  is  976854020.   Saevik
     Supply U.K.'s registered number is 1275998.

        Section    7.21.  Disclosure.     None   of   this
Agreement,  the  other  Loan  Documents  or  the  Takeover
Documents  or  the  other  information  furnished  by  the
Parent,  its  Subsidiaries,  the  Target  or  the Target's
Subsidiaries to the Agent or the Banks contains any untrue
statement of a material fact or omits to state  a material
fact (known to such Person in the case of any document  or
information  not  furnished  by  it) necessary in order to
make  the  statements  herein or therein  not  misleading.
There is no fact known to any such Person which materially
adversely affects, or which  is  reasonably  likely in the
future  to  materially  adversely  affect,  exclusive   of
effects   resulting   from  changes  in  general  economic
conditions, the business, assets, financial condition or prospects of such Persons, taken as a whole.

        Section 7.22.  Fiscal Year.   The  Parent and each
of its Subsidiaries has a fiscal year which is the twelve months ending on December 31 of each year.

        Section  7.23.  No  Labor  Agreements.  Except  as
described on Schedule 7.23, none of the Parent, its Subsidiaries, the Target or the Target's Subsidiaries has any labor agreements in effect with any unionized group of employees.

        Section 7.24.  Concerning the Vessels.

          (a)Schedule  7.24(a)  sets  forth  a   true  and
     correct list describing each of the Vessels owned  on
     the  Closing  Date  by either of the US Borrowers and
     correctly sets forth  whether  each  such  Vessel  is
     owned  by  Marine  Assets  or  Marine Operators.  All
     Vessels  registered  under  the laws  of  the  United
     States  of  America  (the  "US  Flag   Vessels")  are
     described as such on Schedule 7.24(a).   All  Vessels
     registered  under  the  laws of Vanuatu (the "Vanuatu
     Flag  Vessels") are described  as  such  on  Schedule
     7.24(a).   Each  such  Vessel  has been appropriately
     registered under the laws of the United States of America or Vanuatu, as the case may be, and as of the Closing Date except as disclosed to the Banks in writing, neither of the US Borrowers own any Vessels other than the US Flag Vessels and the Vanuatu Flag
     Vessels.

          (b)Schedule   7.24(b)  sets  forth  a  true  and
     correct list describing  each of the Vessels owned on
     the  Closing  Date  by  the  Target,   the  Norwegian
     Borrower  or  any  of the Target's other Subsidiaries
     and   correctly  sets  forth   the   registered   and
     beneficial   ownership  of  each  such  Vessel.   All
     Vessels registered  under  the  laws  of  Norway (the
     "Norwegian  Flag Vessels") are described as  such  on
     Schedule 7.24(b).   All  Vessels registered under the
     laws of the United Kingdom  (the  "UK  Flag Vessels")
     are described as such on Schedule 7.24(b).  Each such
     Vessel  has been appropriately registered  under  the
     laws of Norway or the United Kingdom, as the case may
     be, and as of the Closing Date except as disclosed to
     the  Banks   in  writing  none  of  the  Target,  the
     Norwegian Borrower  nor  any  of  the  Target's other
     Subsidiaries   owns   any  Vessels  other  than   the
     Norwegian Flag Vessels and the UK Flag Vessels.

          (c)Each  US  Flag  Vessel   complies   with  all
     applicable requirements of the Shipping Act of  1916,
     as   amended   and  in  effect,  and  all  applicable
     regulations thereunder.   Each  Vanuatu  Flag  Vessel
     complies  with  all  applicable  requirements  of the
     maritime  laws  of  Vanuatu  and the United States of
     America  and  all applicable regulations  thereunder.
     Each of the US  Borrowers and the Parent is a citizen
     of the United States  for  purposes of operating each
     of  the  US Flag Vessels in the  coastwise  trade  in
     accordance  with  Section  2  of  the Shipping Act of
     1916, as amended and in effect, and  the  regulations
     thereunder.   Each  bareboat  or demise charterer  of
     each of the US Flag Vessels operated in the coastwise
     trade of the United States (i)  is  a  citizen of the
     United   States   for   purposes  of  operating   and
     maintaining such US Flag  Vessels  in  the  coastwise
     trade  in  accordance  with Section 2 of the Shipping
     Act  of  1916, as amended  and  in  effect,  and  the
     regulations  thereunder or (ii) is in compliance with
     the citizenship  requirements  set  forth  in 46 App.
     U.S.C.A.  Section 883-1.  Each of the Vessels  listed
     on Schedule  7.24(c)  attached hereto is covered by a
     valid  Coast  Guard Certificate  of  Inspection,  and
     Schedule 7.24(d)  attached hereto lists the load line
     Certificate or Class  of those Vessels classed by the
     American   Bureau   of   Shipping   (or   any   other
     classification society or  societies  satisfactory to
     the  Agent  and  the  Banks).   Each  US Flag  Vessel
     operated and maintained as a vessel in  the coastwise
     trade  of  the  United  States  is  so  operated   in
     accordance  with the Shipping Act of 1916, as amended
     and in effect,  and  the  regulations thereunder, and
     all other US Flag Vessels if  operated and maintained
     in the coastwise trade would be  eligible  to  be  so
     operated in accordance with the Shipping Act of 1916,
     as   amended  and  in  effect,  and  the  regulations
     thereunder.   Each  Norwegian Flag Vessel and the use
     and operation thereof  complies  with  all applicable
     requirements of the maritime laws and regulations  of
     Norway  and  all international conventions applicable
     thereto,   including,    without    limitation,   any
     applicable citizenship requirements, except where the
     Parent  or  any  of its Subsidiaries has  obtained  a
     waiver thereof or  exemption therefrom.  Each UK Flag
     Vessel  and the use and  operation  thereof  complies
     with all applicable requirements of the maritime laws
     and  regulations   of  the  United  Kingdom  and  all
     international   conventions    applicable    thereto,
     including,   without   limitation,   any   applicable
     citizenship requirements.

          (d)Each Vessel is covered by hull and machinery, protection and indemnity, war risk, loss of earnings and excess liability insurance in accordance with the requirements of the applicable Vessel Mortgage and the Deed of Covenants relating thereto.

        Section   7.25.  No    Amendments    to   Takeover
Documents.   None  of  the  Parent, its Subsidiaries,  the
Target or any of the Target's Subsidiaries has amended or agreed to any amendment to any of the Takeover Documents in the form delivered to the Agent and the Banks on the Closing Date. Each of the representations and warranties made by any of such Persons in the Takeover Documents was true and correct in all material respects when made and continues to be true and correct in all material respects on the Closing Date.

        Section   7.26.  Concerning   Saevik   Management.
Saevik Management does not own any material assets or conduct any material business or operations.

        Section 8.  AFFIRMATIVE COVENANTS.  The Parent and
each of the Borrowers jointly and severally covenant and agree that, so long as any Loan, Unpaid Reimbursement
Obligation, the Tender Guaranty, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans, London Branch has any obligation to issue the Tender Guaranty, or the Agent has any obligation to issue, extend or renew any Letters of Credit hereunder:

        Section  8.1.  Punctual  Payment.   The  Borrowers
will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement
Obligations, the Letter of Credit  Fees,  Tender  Guaranty
Fees, the Commitment Fees, the Agent's Fee and all other amounts provided for in this Agreement, all in accordance with the terms of this Agreement, the Notes and the other
Loan Documents.

        Section 8.2.  Maintenance  of Office.  Each of the
US Borrowers and the Parent will maintain its chief executive office at 250 North American Court, Houma,
Louisiana  70363, or at such other  place  in  the  United
States of America as such Person shall designate upon written notice to the Agent, where notices, presentations and demands to or upon such Person in respect of the Loan
Documents may be given or made. The Dutch Borrower will maintain its registered office at Aert Von Nesstraat, 45
Vierde Verdieping, 3012CA, Rotterdam, The Netherlands or at such other place in the Netherlands as the Dutch
Borrower shall designate upon written notice to the Agent, where notices, presentments and demands to or upon the Dutch Borrower in respect of the Loan Documents may be given or made. The Norwegian Borrower will maintain its registered office at 6090, Fosnavag, Norway or at such other place in Norway as the Norwegian Borrower shall designate upon written notice to the Agent, where notices, presentments and demands to or upon the Norwegian Borrower in respect of the Loan Documents may be given or made.
Saevik Supply U.K. will maintain its registered office at Hill House, 1 Little New Street, London EC4A 3TR or at such other place in the United Kingdom as Saevik Supply
U.K. shall designate upon written notice to the Agent, where notices, presentments and demands to or upon Saevik
Supply U.K. in respect of the Loan Documents may be given or made.

        Section  8.3.  Records and Accounts.  Each of  the
Borrowers and the Parent will and the Parent will cause each of its other Subsidiaries to (a) keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties, contingencies, and other reserves.

        Section 8.4.  Financial  Statements,  Certificates
and  Information.   The  Parent  and  the  Borrowers  will
deliver to each of the Banks:

          (a)as soon as practicable, but in  any event not
     later  than  ninety (90) days after the end  of  each
     fiscal year of  the  Parent, the consolidated balance
     sheet of the Parent and  its  Subsidiaries  as at the
     end  of  such  year,  and  the  related  consolidated
     statement  of  income  and consolidated statement  of
     cash  flow  for  such year,  each  setting  forth  in
     comparative form the  figures for the previous fiscal
     year and all statements  to  be in reasonable detail,
     prepared   in  accordance  with  generally   accepted
     accounting   principles,    and   certified   without
     qualification by Coopers & Lybrand  LLP  or  by other
     independent    certified    public   accountants   of
     recognized national standing, which statements shall include a footnote which identifies any Default or Event of Default;

          (b)as  soon as practicable, but in any event not
     later than forty-five (45) days after the end of each
     of the first  three  fiscal  quarters  of the Parent,
     copies of the unaudited consolidated balance sheet of
     the Parent and its Subsidiaries as at the end of such
     quarter,  and  the related consolidated statement  of
     income and consolidated  statement  of  cash flow for
     the portion of the Parent's fiscal year then elapsed,
     all  in reasonable detail and prepared in  accordance
     with  generally   accepted   accounting   principles,
     together   with  a  certification  by  the  principal
     financial or  accounting  officers  of  each  of  the
     Borrowers   and   the  Parent  that  the  information
     contained   in  such  financial   statements   fairly
     presents the financial position of the Parent and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (c)promptly  upon  the delivery of the financial
     statements referred to in  subsections  (a)  and  (b)
     above,   a   statement  certified  by  the  principal
     financial or accounting officers of the Borrowers and
     the Parent in  substantially  the  form  of Exhibit C
     attached  hereto  and  setting  forth  in  reasonable
     detail  computations  (i)  calculating  the  Leverage
     Ratio  for  purposes  of  determining  the Applicable
     Margin  and  (ii)  evidencing  compliance  with   the
     covenants contained in Section 10 hereof and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

          (d)promptly  upon the filing or mailing thereof,
     copies of all material  information  of  a  financial
     nature  (i)  filed  with  the Securities and Exchange
     Commission,  (ii)  sent to the  stockholders  of  the
     Parent or (iii) received  by the Parent or any of its
     Subsidiaries  from  the  Target   or   any   of   its
     Subsidiaries;

          (e)from  time  to time such other financial data
     and information (including accountants' management letters) as the Agent or any Bank may reasonably request; and

          (f)once each calendar year,  or  more frequently
     as  determined  by the Agent if an Event  of  Default
     shall  have occurred  and  be  continuing,  upon  the
     request  of  the  Agent, the Borrowers will, at their
     own  expense,  obtain   and   deliver  to  the  Agent
     appraisal  reports  in  form and substance  and  from
     appraisers satisfactory to  the  Agent,  stating  the
     then current fair market values of all or any portion
     of  the Vessels, provided, that no more than one such
     appraisal  per  calendar  year shall be conducted and
     made at the expense of the Borrowers.  The first such
     appraisal  following  the  Closing   Date   shall  be
     completed by February 28, 1998. Such appraisal may include an inspection of each such Vessel by marine engineers or other surveyors selected by the Agent in its sole discretion.

        Section 8.5.  Notices.

          Section 8.5.1.  Defaults.   The  Parent  and the
     Borrowers  will  promptly notify the Agent in writing
     of the occurrence of any Default or Event of Default.
     If any Person shall give any notice or take any other
     action in respect  of  a  claimed default (whether or
     not  constituting  an Event of  Default)  under  this
     Agreement   or   any   other    note,   evidence   of
     indebtedness, indenture or other obligation to which or with respect to which the Parent or any of its Subsidiaries is a party or obligor, whether as principal or surety, the Parent and the Borrowers shall forthwith give written notice thereof to the Agent, describing the notice or action and the nature of the claimed default.

          Section   8.5.2.  Environmental   Events.    The
     Parent and the Borrowers will promptly give notice to
     the  Agent  (a)  of  any  material  violation  of any
     Environmental  Law  that  the  Parent  or  any of its
     Subsidiaries  reports in writing or is reportable  by
     such Person in  writing  (or  for  which  any written
     report  supplemental  to any oral report is made)  to
     any federal, state or local  environmental agency and
     (b)  upon  becoming aware thereof,  of  any  inquiry,
     proceeding, investigation, or other action, including
     a notice from  any  agency of potential environmental
     liability, or any national,  federal,  state or local
     environmental agency or board, that has the potential
     to    materially   adversely   affect   the   assets,
     liabilities,  financial  conditions  or operations of
     the Parent and its Subsidiaries, taken as a whole, or
     the  Agent's  security  interests  pursuant   to  the
     Security Documents.

          Section  8.5.3.  Notification  of Claims against
     Collateral.   The  Parent  and  the  Borrowers  will,
     immediately upon becoming aware thereof, notify the Agent in writing of any setoff, claims, withholdings or other defenses to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject, involving in any one case an amount of $1,000,000 or more.

          Section   8.5.4.  Notice   of   Litigation   and
     Judgments.   The Parent and the Borrowers  will,  and
     the Parent will  cause each of its other Subsidiaries
     to,  give  notice to  the  Agent  in  writing  within
     fifteen (15) days of becoming aware of any litigation
     or  proceedings   or   any   pending  litigation  and
     proceedings  affecting  the  Parent  or  any  of  its
     Subsidiaries or to which the Parent  or  any  of  its
     Subsidiaries  is  or  becomes  a  party  involving an
     uninsured  claim  against  the Parent or any  of  its
     Subsidiaries  that could reasonably  be  expected  to
     have a materially  adverse  effect  on the Parent and
     its Subsidiaries, taken as a whole, and  stating  the
     nature  and status of such litigation or proceedings.
     The Parent  and  the  Borrowers  will, and the Parent
     will  cause each of its other Subsidiaries  to,  give
     notice  to  the Agent, in writing, in form and detail
     satisfactory  to  the  Agent, within ten (10) days of
     any  judgment  not covered  by  insurance,  final  or
     otherwise,  against   the   Parent   or  any  of  its
     Subsidiaries in an amount in excess of $1,000,000.

        Section 8.6.  Corporate Existence;  Maintenance of
Properties.   Except  as  permitted  under  Section  9.5.1
hereof, the Parent and each of the Borrowers  will  do  or
cause to be done all things necessary to preserve and keep
in  full  force and effect its corporate existence, rights
and  franchises   and   those   of   the   Parent's  other
Subsidiaries.   The  Parent and each of the Borrowers  (a)
will cause all of its properties and those of the Parent's
other Subsidiaries used  or  useful  in the conduct of its
business  or  the  business  of  such Subsidiaries  to  be
maintained and kept in good condition,  repair and working
order and supplied with all necessary equipment,  (b) will
cause   to   be  made  all  necessary  repairs,  renewals,
replacements, betterments and improvements thereof, all as in the judgment of such Person may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and
(c)  will, and the Parent will cause  each  of  its  other
Subsidiaries to, continue to engage primarily in the businesses now conducted by them or as contemplated by the Takeover Documents and in related businesses; provided that nothing in this Section 8.6 shall prevent the Parent or any of the Borrowers from discontinuing the operation and maintenance of any of its properties or those of the Parent's other Subsidiaries if such discontinuance is, in the judgment of such Person, desirable in the conduct of its or their business and does not in the aggregate materially adversely affect the business of the Parent and its Subsidiaries on a consolidated basis.

        Section  8.7.  Insurance.   The Parent and each of
the Borrowers will, and the Parent will  cause each of its
other Subsidiaries to, maintain with financially sound and
reputable   insurers   insurance  with  respect   to   its
properties  and  business   against  such  casualties  and
contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Documents and the Vessel Mortgages.

        Section  8.8.  Taxes  and  Claims.  The Parent and
each of the Borrowers will, and the Parent will cause each
of its other Subsidiaries to, duly pay  and  discharge, or
cause  to  be  paid and discharged, before the same  shall
become  overdue,   all   taxes,   assessments   and  other
governmental  charges  (other than taxes, assessments  and
other governmental charges  imposed by jurisdictions other
than those in which such Person's  business is principally
conducted that in the aggregate are  not  material  to the
business or assets of the Borrowers on an individual basis
or  of  the  Parent and its Subsidiaries on a consolidated
basis) imposed  upon it and its real properties, sales and
activities, or any  part  thereof,  or  upon the income or
profits  therefrom,  as  well  as  all claims  for  labor,
materials, or supplies that if unpaid  might by law become
a lien or charge upon any of its property;  provided  that
any  such  tax, assessment, charge, levy or claim need not
be paid if the  validity or amount thereof shall currently
be contested in good  faith by appropriate proceedings and
if such Person shall have  set aside on its books adequate
reserves with respect thereto  to  the  extent required in
accordance with generally accepted accounting  principles;
and   provided  further  that  the  Parent,  each  of  the
Borrowers and each other Subsidiary of the Parent will pay
all such  taxes,  assessments,  charges,  levies or claims
forthwith   upon   the  commencement  of  proceedings   to
foreclose any lien that may have attached as security therefor.

        Section 8.9.  Inspection of Properties and  Books,
Etc.   The  Parent  and each of the Borrowers shall permit
the Banks, through the Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Parent, the Borrowers or any of the Parent's other Subsidiaries to examine the books of account of the Parent and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Parent and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request.

        Section 8.10.  Compliance  with  Laws,  Contracts,
Licenses,  and  Permits.   The  Parent  and  each  of  the
Borrowers  will,  and  the  Parent  will cause each of its
other  Subsidiaries  to, comply in all  material  respects
with (a) the applicable  laws and regulations wherever its
business is conducted or its assets are owned or situated,
including all Environmental  Laws,  (b)  the provisions of
its charter documents and by-laws, (c) all  stock exchange
or  other  applicable regulatory rules, including  without
limitation the provisions of, and regulations issued under
the Norwegian  Securities  Trading  Act  1985,  including,
without  limitation,  the mandatory offer requirements  in
Section 1-5 of such Act,  and the practices established by
the Oslo Stock Exchange for  public  tenders  of shares in
companies  listed  on  the  Oslo Stock Exchange, including
mandatory share offers made under Section 1-5 of such Act,
(d) all agreements and instruments  by  which it or any of
its   properties   may   be   bound,   including,  without
limitation, the Tender Offer, (e) all applicable  decrees,
orders,  and judgments, and (f) the rules and requirements
of any classification  society  in  which  any  Vessel  is
classed.   If any authorization, consent, approval, permit
or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Parent, the Borrower or any of the Parent's other
Subsidiaries may fulfill any of its obligations hereunder or any of the Takeover Documents to which such Person is a party, the Parent and the Borrower will, or will cause such other Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Person to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

        Section  8.11.  Use of Proceeds.  The US Borrowers
will use the proceeds  of  the US Revolver Loans solely to
consummate the Takeover in accordance  with  the  Takeover
Documents,  to  refinance existing Indebtedness of the  US
Borrowers, and for  general  corporate  purposes.   The US
Borrowers will obtain Letters of Credit solely for general
corporate  purposes  and  will  obtain the Tender Guaranty
solely for the purposes set forth  in  the  definition  of
such  term.   The  Dutch Borrower will use the proceeds of
the Dutch Term A Loan and the Dutch Term B Loan solely to consummate the Takeover in accordance with the Takeover
Documents. The Norwegian Borrower will use the proceeds of the Norwegian Revolver Loans and the Norwegian Term A
Loan solely to refinance existing Indebtedness of the Target and the Target's Subsidiaries and for general corporate purposes.

        Section 8.12.  Concerning  the  Vessels.   Each of
the  Borrowers  shall at all times operate each Vessel  in
compliance   in   all   respects   with   all   applicable
governmental   rules,    regulations    and   requirements
pertaining to such Vessels (including, without limitation,
all requirements of the Shipping Act of 1916,  as  amended
and in effect, applicable to each US Flag Vessel) and,  to
the  extent  required  to be classed, in compliance in all
respects with all rules,  regulations  and requirements of
the applicable classification society.   Each  of  the  US
Borrowers  and  the Parent shall at all times maintain and
shall assure that each demise or bareboat charterer of the
US Flag Vessels operated  and  maintained in the coastwise
trade of the United States shall  maintain,  as  required,
its  citizenship  of  the  United  States for purposes  of
operating  each of the US Flag Vessels  in  the  coastwise
trade in accordance  with Section 2 of the Shipping Act of
1916,  as  amended  and in  effect,  and  the  regulations
thereunder or the citizenship requirements set forth in 46
App. U.S.C.A. Section  883-1.  Upon request, the Borrowers
shall furnish to the Agent  and  the Banks the certificate
of  each  classification  society  covering  each  of  the
Vessels  listed  on  Schedule 7.24(d) attached  hereto  no
later than thirty (30)  days  after the end of each fiscal
year of the Parent.  The Borrowers  shall keep each Vessel
registered under the laws of the United  States,  Vanuatu,
Norway  or  the  United  Kingdom  (as the case may be) and
shall maintain in full force and effect  the  Coast  Guard
Certificate  of  Inspection  (or  the  equivalent  for any
Vanuatu  Flag  Vessel,  Norwegian  Flag Vessel and UK Flag
Vessel)  of  each  such  Vessel  which  requires   such  a
certificate  and  furnish  to  the  Agent  copies  of  all
renewals  and  extensions  thereof.   The  Borrowers shall
maintain  each  UK  Flag Vessel and Norwegian Flag  Vessel
classed   in   the  highest   available   class   with   a
classification society acceptable to the Agent, without recommendations or exceptions of any kind, and shall provide the Agent with a confirmation of class from the relevant classification society upon request.

        Section 8.13.  Further Assurances.  The Parent and
the  Borrowers  will  and  will cause each of the Parent's
other Subsidiaries to cooperate  with  the  Banks  and the
Agent  and  execute such further instruments and documents
as the Banks  or  the  Agent  shall  reasonably request to
carry   out   to   their   satisfaction  the  transactions
contemplated by this Agreement, the other Loan Documents and the Takeover Documents.

        Section 8.14.  Additional Guarantors.   The Parent
and the Borrowers will cause each Subsidiary acquired or formed after the Closing Date, contemporaneously with such formation or acquisition, to (i) guaranty the Obligations pursuant to a guaranty in form and substance satisfactory to the Agent, which guaranty shall be a Security Document hereunder and (ii) grant to the Agent, for the benefit of the Banks and the Agent, a first priority perfected security interest in its assets as collateral security for such guaranty, pursuant to such documents as shall be in form and substance satisfactory to the Agent; provided that the requirements of this Section 8.14 shall not apply to (a) the SWATH Subsidiary and (b) any other Subsidiary formed after the Closing Date to the extent, in each case, that such Subsidiary does not, and is not required pursuant to the terms of the Indenture relating thereto to, guaranty the obligations of the Parent under the Senior Notes and/or the Additional Senior Notes.

        Section  8.15.  Compliance  with  Exemptions under
the Norwegian Maritime Act. The Parent, the Target and the Norwegian Borrower will for the duration of this Agreement comply with the conditions of an exemption dated
17  October  1997  granted  by  the  Norwegian Ministry of
Business and Trade pursuant to Section  1 of the Norwegian
Maritime  Act  1994  (the  "Maritime  Act"),  whereby  the
Norwegian Flag Vessels may continue to be registered in the Norwegian Ordinary Ship Register after the Takeover, including without limitation that the composition of the board of directors of the Norwegian Borrower will comply with the requirements of Section 1 of the Maritime Act.

        Section  8.16.  Acquisition  of  Shares of Target.
The Parent and the Borrowers will, and will cause their Subsidiaries to, use their best efforts to, promptly after the Closing Date, acquire any shares in the Target which were not purchased by the Dutch Borrower pursuant to the Tender Offer.

        Section 8.17.  Concerning  the Norwegian Borrower,
Etc.  The Parent shall take all steps  necessary to cause,
on or before December 12, 1997, (i) the Norwegian Borrower
to  become  a party to this Agreement, (ii)  each  of  the
Norwegian  Security   Documents,   the   Target   Security
Documents,   the   Target   Guaranty,  the  Target  Pledge
Agreement and the Saevik Supply  U.K.  Guaranty,  in  each
case, in form and substance satisfactory to the Agent,  to
be   executed  and  delivered  to  the  Agent,  (iii)  all
outstanding Indebtedness of the Norwegian Borrower and the
Target's  other  Subsidiaries, if any, to be refinanced or
assumed by the Banks  hereunder  by  the  extension of the
Norwegian  Term  A Loan and the Norwegian Revolver  Loans,
and (iv) the Agent  to  have, for the benefit of the Banks
and  the  Agent,  a  perfected   first  priority  security
interest in all of the assets currently securing such outstanding Indebtedness of the Norwegian Borrower and such other Subsidiaries of the Target, if any.

        Section   9.  CERTAIN  NEGATIVE  COVENANTS.    The
Parent and each of the Borrowers jointly and severally covenant and agree that, so long as any Loan, Unpaid
Reimbursement Obligation, the Tender  Guaranty,  Letter of
Credit or Note is outstanding or any Bank has any obligation to make any Loans, London Branch has any obligation to issue the Tender Guaranty, or the Agent has any obligation to issue, extend or renew any Letters of Credit hereunder:

        Section 9.1.  Restrictions  on  Indebtedness.  The
Parent and each of the Borrowers will not,  and the Parent
will not permit any of its other Subsidiaries  to, create,
incur,   assume,   guarantee   or  be  or  remain  liable,
contingently   or   otherwise,   with   respect   to   any
Indebtedness other than:

          (a)Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

          (b)Indebtedness of the Borrowers  or  the Parent
     or   their   Subsidiaries   in   respect  of  current
     liabilities  incurred  in  the  ordinary   course  of
     business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c)Indebtedness    in    respect    of    taxes,
     assessments,   governmental  charges  or  levies  and
     claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 8.8;

          (d)Indebtedness   in  respect  of  judgments  or
     awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Person shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e)endorsements  for  collection,   deposit   or
     negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f)Indebtedness existing on Closing Date of this Agreement and listed and described on Schedule 9.1 hereto;

          (g)Indebtedness incurred  after  the date hereof
     in  connection  with  the acquisition or construction
     (and  within  120  days  of   such   acquisition   or
     construction) of any real or personal property by the
     Parent,  the Borrowers or any other Subsidiary of the
     Parent, Indebtedness  assumed  in connection with any
     acquisition  (whether  of  assets  or   stock)  of  a
     business  by  any  of  such  Persons, and Capitalized
     Leases, provided that the aggregate principal amount of all such Indebtedness under this clause (g) shall not exceed $50,000,000 at any time;

          (h)Indebtedness of a wholly-owned Subsidiary  of
     the  Parent or a Borrower owing to the Parent or such
     Borrower,   provided   that   such   Indebtedness  is
     evidenced by an intercompany note that shall be subject to a first priority pledge in favor of the Agent, for the benefit of the Banks and the Agent;

          (i)contingent  obligations arising in connection
     with (i) surety, performance  or  other similar bonds
     obtained   in   the  ordinary  course  of   business,
     consistent with past practices, and (ii) standby letters of credit issued in lieu of such bonds;

          (j)Indebtedness in respect of the Senior Notes and the Additional Senior Notes in an aggregate principal amount not to exceed $210,000,000;

          (k)Indebtedness of the Parent or either of the US Borrowers with respect to the SWATH Vessel in an aggregate principal amount not to exceed $10,000,000;
     and

          (l)additional       unsecured       subordinated
     Indebtedness in an aggregate principal amount  and on
     terms  and conditions (including, without limitation,
     with respect  to  tenor,  interest rate, and terms of
     the   subordination  provisions   relating   thereto)
     acceptable to the Agent and the Majority Banks, in their sole discretion.

        Section 9.2.  Restrictions  on  Liens.  The Parent
and  each of the Borrowers will not, and the  Parent  will
not permit any of its other Subsidiaries to, (a) create or
incur  or suffer to be created or incurred or to exist any
lien, encumbrance,  mortgage,  pledge, charge, restriction
or other security interest of any  kind  upon  any  of its
property  or assets of any character whether now owned  or
hereafter  acquired,   or   upon  the  income  or  profits
therefrom; (b) transfer any of  such property or assets or
the  income  or  profits  therefrom  for  the  purpose  of
subjecting  the  same  to the payment of  Indebtedness  or
performance of any other obligation in priority to payment
of its general creditors; (c) acquire, or agree or have an
option to acquire, any property or assets upon conditional
sale or other title retention  or  purchase money security
agreement, device or arrangement; (d)  suffer to exist for
a period of more than sixty (60) days after the same shall
have  been  incurred any Indebtedness or claim  or  demand
against it that  if unpaid might by law or upon bankruptcy
or  insolvency,  or   otherwise,  be  given  any  priority
whatsoever over its general  creditors;  (e) sell, assign,
pledge  or  otherwise  transfer  any  accounts,   contract
rights, general intangibles, chattel paper or instruments, with or without recourse; or (f) enter into or permit to remain in effect any agreement by which such Person agrees not to encumber, mortgage, pledge, restrict or grant a security interest in any of its assets, provided that the Parent, each of the Borrowers and any other Subsidiary of the Parent may create or incur or suffer to be created or incurred or to exist any one or more of the following
Permitted Liens:

          (i) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies or other Vessel operating expenses in respect of obligations not overdue;

          (ii)  deposits  or  pledges  made in  connection
     with,  or  to  secure  payment  of,  payroll   taxes,
     workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (iii) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and performance bonds and other obligations of a similar nature, in each case made or incurred in the ordinary course of business and in respect of obligations which are not overdue;

          (iv)  liens   on  properties   in   respect   of
     judgments or awards, the Indebtedness with respect to which is permitted by Section 9.1(d) hereof;

          (v)  liens of carriers,  warehousemen, mechanics
     and materialmen, and other like  liens  on properties
     in  existence  less  than 120 days from the  date  of
     creation  thereof  in  respect   of  obligations  not
     overdue;

          (vi)  encumbrances  consisting   of   easements,
     rights  of way, zoning restrictions, restrictions  on
     the   use  of   real   property   and   defects   and
     irregularities in the title thereto, landlord's or lessor's liens under leases to which such Person is a party, and other minor liens or encumbrances none of which in the opinion of such Person interferes materially with the use of the property affected in the ordinary conduct of the business of such Person, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Parent and its Subsidiaries on a consolidated basis;

          (vii) liens outstanding on the Closing Date and listed on Schedule 9.2 attached hereto;

          (viii)  security  interests  in and mortgages or
     negative   pledges  on  real  or  personal   property
     acquired or  constructed  after  the Closing Date and
     liens  on assets acquired subject to  such  liens  or
     negative  pledges, to secure Indebtedness of the type
     and  amount   permitted  by  Section  9.1(g)  hereof,
     incurred   or  assumed   in   connection   with   the
     acquisition   of   such   property,   which  security
     interests, mortgages or negative pledges cover only the real or personal property so acquired (and the accounts, contracts and insurance proceeds associated with such property);

          (ix) liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan
     Documents; and

          (ix)  liens  on  the  SWATH   Vessel,   charters
     thereof and construction and related agreements with respect thereto, to secure the Indebtedness permitted by Section 9.1(k) hereof.

        Section  9.3.  Restrictions  on  Investments.  The
Parent and each of the Borrowers will not, and the Parent will not permit any of its other Subsidiaries to, make or permit to exist or to remain outstanding any Investment except:

          (a)Investments    in    marketable   direct   or
     guaranteed  obligations  of  the   United  States  of
     America, the Netherlands or Norway that mature within one (1) year from the date of purchase by such Person and repurchase agreements relating to the foregoing;

          (b)Investments in demand deposits, certificates of deposit, bankers acceptances and time deposits of commercial banks organized under the laws of any country which is a member of the OECD (having total assets in excess of $1,000,000,000;

          (c)Investments in securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors
     Service, Inc. and not less than "A 1" if rated by Standard and Poor's Ratings Group or similar Dutch or
     Norwegian securities;

          (d)Investments existing on the Closing Date and listed on Schedule 9.3 attached hereto;

          (e)Investments    consisting   of   Indebtedness
     permitted by Section 9.1(h) and Investments in a Borrower or a Guarantor;

          (f)Investments   in   joint  ventures  and  non-
     guarantor Subsidiaries in lines  of  business related
     to the Borrowers' business not to exceed  $20,000,000
     in the aggregate; and

          (g)Investments   by  the  Parent  in  the  Swath
     Subsidiary  in  an aggregate  amount  not  to  exceed
     $3,000,000.

     Section 9.4.  Distributions.    None of the Borrowers
nor  the  Parent  will make any Distributions  other  than
Distributions  by  the  Borrowers  to  the  Parent  in  an
aggregate amount for  all  Borrowers  not to exceed in any
one fiscal year of the Borrowers the greater  of  (a)  the
sum  of  (i)  the  scheduled  payments  of  principal  and
interest  under the Senior Notes and the Additional Senior
Notes  for such  fiscal  year  plus  (ii)  the  Borrowers'
allocable   share   of   income  taxes,  franchise  taxes,
professional fees and other operating expenses for such year (it being understood that, with respect to the amount of each Borrower's allocable share of income taxes, such amount shall not exceed the amount of income taxes for which such Borrower would have been liable had the accounts of such Borrower not been consolidated with the accounts of the Parent) and (b) an amount equal to twenty-five percent (25%) of the net income of the Borrowers for such fiscal year, provided that no Distribution (other than Distributions in respect of taxes) shall be made if, after giving effect to such Distribution or such payment of principal or interest under the Senior Notes or the Additional Senior Notes, a Default or Event of Default shall have occurred and be continuing.

        Section 9.5.  Merger, Consolidation  and  Sale  of
Assets.

          Section  9.5.1.   Mergers and Acquisitions.  The
     Parent and each of the Borrowers  will  not,  and the
     Parent  will not permit any of its other Subsidiaries
     to, become  a  party  to any merger or consolidation,
     except so long as no Default or Event of Default then
     exists or would result  therefrom,  (i) the merger or
     consolidation  of one or more of the Subsidiaries  of
     the Parent with  and into the Parent, (ii) the merger
     or consolidation of  two  or more Subsidiaries of the
     Parent provided, that in the  case of the merger of a
     guarantor Subsidiary with a non-guarantor Subsidiary,
     the  guarantor  Subsidiary  shall  be  the  surviving
     corporation in such merger, or  (iii) so long as such
     merger  would not otherwise violate  this  Agreement,
     the merger of one or more other corporations with and
     into the  Parent,  a  Borrower  or  a Subsidiary of a
     Borrower,  provided  that in the case of  any  merger
     permitted under this Section 9.5.1, if such merger or
     consolidation involves  either of the Borrowers, such
     Borrower is the surviving  corporation.   The  Parent
     and each of the Borrowers will not, and the Parent will not permit any of its other Subsidiaries to agree to or effect any asset acquisition of a business which is not engaged primarily in a line of business substantially similar to the business now conducted by the Borrowers.

          Section  9.5.2.   Disposition  of  Assets.   The
     Parent and each of the Borrowers  will  not,  and the
     Parent  will not permit any of its other Subsidiaries
     to, become  a party to or agree to or effect any sale
     or other disposition  of  assets,  provided, that the
     Parent,   the   Borrowers  and  the  Parent's   other
     Subsidiaries may sell or otherwise dispose of any assets so long as:

          (i)immediately prior to and after, and after giving effect to such sale or other disposition, no Default or Event of Default shall then exist;

          (ii)the  aggregate  net book value of  all  such
     assets sold or otherwise disposed of in any one fiscal year of the Parent shall not exceed an amount equal to five percent (5%) of Consolidated Net
     Tangible Assets, determined as at the end of the immediately preceding fiscal year;

          (iii)each  such  sale is to a third party on  an
     arms length basis for cash in an amount representing fair and reasonable market value therefor; and

          (iv) the applicable provisions of Section 4B are complied with in connection with such sale or disposition.

        Section 9.6.  Compliance  with Environmental Laws.
Except  as otherwise set forth on Schedule  7.18  attached
hereto, the Parent and each of the Borrowers will not, and
the Parent  will  not permit any of its other Subsidiaries
to, (a) use any of  the real estate or any portion thereof
or any Vessel for the  handling,  processing,  storage  or
disposal  of Hazardous Substances, except in accordance in
all material  respects with applicable Environmental Laws,
(b) cause or permit  to  be  located  on  any  of the real
estate  any underground tank or other underground  storage
receptacle  for Hazardous Substances, except in accordance
in all material  respects  with  applicable  Environmental
Laws, (c) generate any Hazardous Substances on  any of the
real  estate  or  any Vessel, except in accordance in  all
material respects with  applicable Environmental Laws, (d)
conduct any activity at any  real  estate  or use any real
estate  or  any  Vessel  in  any manner so as to  cause  a
release  (i.e.  releasing,  spilling,   leaking,  pumping,
pouring,   emitting,  emptying,  discharging,   injecting,
escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the real estate or on or from such Vessel, except in accordance in all material respects with applicable Environmental Laws, or (e) otherwise conduct any activity at any real estate or on any Vessel or use any real estate or any Vessel in any manner that would violate, in any material respect, any Environmental Law or bring such real estate or Vessel in violation, in a material respect, of any Environmental
Law.

        Section 9.7.  Employee Benefit Plans.

          (a)None of the US Borrowers nor the Parent nor any ERISA Affiliate will:

                  (i)engage     in     any     "prohibited
          transaction"  within the meaning of Section  406
          of ERISA or Section 4975 of the Code which could result in a material liability for the Parent or any of its Subsidiaries; or

                  (ii)sponsor,        maintain,       make
          contributions to or incur liabilities in respect of any Guaranteed Pension Plan or Multiemployer
          Plan.

          (b)Neither the Norwegian Borrower  nor the Dutch
     Borrower will fail to comply with any statute, rule or regulation of Norway or the Netherlands relating to employee benefits or employee pensions or fail to make any contribution required under any such statute rule or regulation.

        Section 9.8.  Business  Activities.  None  of  the
Borrowers,  the  Guarantors  nor  the  Parent  will engage
directly  or  indirectly (whether through Subsidiaries  or
otherwise) in any  type  of  business  other than business
involving  the  operation,  ownership  or  management   of
vessels used for transportation or service.

        Section  9.9.  Change of Chief Executive Office or
Corporate Name.  None of the Borrowers, the Guarantors nor
the Parent will change its chief executive office, federal
employer identification  number  or  registered number (as
the case may be) or its corporate name,  unless  it  shall
have (a) given the Banks at least 30 days' advance written
notice  of  such  change,  and  (b) filed in all necessary
jurisdictions  such UCC-3 financing  statements  or  other
documents  as  may   be   necessary  to  continue  without
impairment or interruption the perfection and priority of the liens on the Collateral in favor of the Agent pursuant to the Security Documents.

        Section 9.10.  Fiscal  Year.   The  Parent and its
Subsidiaries will not change the date of the end of its fiscal year from that set forth in Section 7.22 hereof.

        Section   9.11.    Transactions  with  Affiliates.
Except  as  otherwise expressly  permitted  by  the  terms
hereof, the Parent  and each of the Borrowers will not and
will not permit any of  the Parent's other Subsidiaries to
engage in any transaction with any Affiliate on terms more
favorable  to  such  Affiliate   than   would   have  been
obtainable on an arm's-length basis, considered from the perspective of the Parent or such Borrower or Guarantor, as the case may be.

        Section 9.12.   Modification of Certain Documents.
The Parent and the Borrowers will not and will not permit the Parent's other Subsidiaries to, amend, supplement or waive in any material respect any of the terms or conditions of the Takeover Documents, the Senior Notes or the Additional Senior Notes as set forth in the forms thereof delivered to the Agent on or prior to the Closing
Date.

        Section 9.13.  Upstream Limitations.   The  Parent
and the Borrowers will not, nor will the Parent permit any
of its Subsidiaries to, enter into any agreement, contract
or  arrangement  (other  than this Agreement and the other
Loan Documents) restricting  the ability of any Subsidiary
of the Parent (other than the  SWATH  Subsidiary  or other
Subsidiaries that are not Restricted Subsidiaries)  to pay
or  make  dividends  or  distributions in cash or kind, to
make  loans,  advances  or other  payments  of  whatsoever
nature or to make transfers or distributions of all or any
part  of  its  assets  to  the   Parent   or  any  of  its
Subsidiaries.

        Section   9.14.   Inconsistent  Agreements.    The
Parent and the Borrower  will  not,  nor  will  the Parent
permit   any  of  its  Subsidiaries  to,  enter  into  any
contract,   arrangement   or   agreement   containing  any
provision which would be violated or breached by the performance by the Parent, the Borrowers or any of the Parent's other Subsidiaries of its obligations hereunder, under any of the Loan Documents or under the Takeover
Documents.

        Section 9.15.  Concerning Saevik  Management.  The
Parent and the Borrowers will not permit Saevik Management to have any assets or conduct any business or operations.

        Section 10.  FINANCIAL COVENANTS.

        Section 10.1.  Debt Service Coverage  Ratio.   The
Parent  and the Borrowers will not permit the Debt Service
Coverage Ratio, determined at the end of each fiscal quarter of the Parent, commencing with the fiscal quarter ending March 31, 1998, to be less than 1.35:1 for the fiscal quarter ending March 31, 1998 and 1.5:1 for each fiscal quarter thereafter.

        Section 10.2.  Leverage Ratio.  The Parent and the
Borrowers will not, permit the Leverage Ratio,  determined
as at the end of each fiscal quarter of the Parent  ending
during  a  period set forth in the table below, to be more
than the ratio  set  forth  opposite  such  period in such
table:
@@
                 Period                     Ratio
Closing Date through June 29, 1998         4.25:1.0
June 30, 1998 through December 30, 1998    4.00:1.0
December  31,  1998 through December 30,   3.50:1.0
1999
December 31, 1999 and thereafter           3.00:1.0
@@
        Section  10.3.  Minimum Net Worth.  The Parent and
the  Borrowers  will   not,   at   any  time,  permit  the
consolidated Net Worth of the Parent  and its Subsidiaries
at any time to be less than the sum of  $120,000,000 plus,
on  a  cumulative basis, 50% of positive consolidated  Net
Income of  the Parent and its Subsidiaries for each fiscal
quarter subsequent  to  the  Closing Date plus 100% of the
net  cash  proceeds  received  by   the   Parent  and  its
Subsidiaries from the issuance of equity securities after the Closing Date.

        Section 10.4.  Vessel Value Ratio.  The Parent and
the Borrowers will not, at any time, permit the sum of (i) the Outstanding Loans, plus (ii) the Maximum Drawing
Amount, plus (iii) all Unpaid Reimbursement Obligations to be more than 65% of the appraised fair market value of the Vessels subject to a first priority lien in favor of the Agent, for the benefit of the Banks and the Agent, pursuant to the Security Documents (as stated in the most current appraisals delivered to the Agent pursuant to
Section 8.4(h) hereof).

        Section 10.5.  Concerning the  Issuance of Equity.
The Parent, the Borrowers, the Banks and the Agent hereby agree that, upon receipt by the Parent of not less than $75,000,000 in net proceeds from the issuance after the Closing Date of additional equity securities of the Parent and the application of such proceeds to the prepayment of the Loans as required pursuant to the provisions of
Section 4B.4, the parties hereto agree to amend the financial covenants set forth herein to reflect the decreased leverage of the Parent and its Subsidiaries.

        Section  11.  CLOSING CONDITIONS.  The obligations
of the Banks to amend  and  restate  the  Existing  Credit
Agreement and to convert the loans outstanding under the Existing Credit Agreement into US Revolver Loans and the letters of credit outstanding under the Existing Credit
Agreement into Letters of Credit hereunder and to make the initial Loans hereunder, of London Branch to issue the Tender Guaranty and of the Agent to issue the initial
Letter of Credit hereunder shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

        Section 11.1.  Delivery of Documents.

        (a)   Each  of  the Loan Documents, other than the
Norwegian  Security  Documents,   the   Norwegian   Vessel
Mortgage,  the  U.K. Vessel Mortgage, the Target Guaranty,
the  Target  Pledge   Agreement,   the   Target   Security
Documents, and the Saevik Supply U.K. Guaranty, shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks.
Each Bank shall have received a fully executed copy of each such document.

        (b) Each of the Takeover Documents shall have been executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks.
Each Bank shall have received certified copies of each of the Takeover Documents.

        Section   11.2.  Certified   Copies  of  Corporate
Documents. Each of the Banks shall have received from the Parent, each of the Borrowers and each of the Guarantors, other than the Target and its Subsidiaries, a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (a) its charter or other incorporation documents as in effect on such date of certification, and (b) its by-laws as in effect on such date.

        Section  11.3.  Corporate  Action.   All corporate
action necessary for the valid execution, delivery and performance by the Parent, each of the Borrowers and each of the Guarantors of this Agreement and the other Loan
Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

        Section 11.4.  Incumbency  Certificate.   Each  of
the Banks shall have received from the Parent, each of the
Borrowers  and  each  of  the  Guarantors,  other than the
Target  and  its  Subsidiaries, an incumbency certificate,
dated as of the Closing  Date, signed by a duly authorized
officer of such Person, and  giving the name and bearing a
specimen  signature  of  each  individual   who  shall  be
authorized (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party; (b) in the case of each of the Borrowers, to make Loan Requests; and (c) to give notices and to take other action on such Person's behalf under the Loan Documents.

        Section  11.5.  Validity  of  Liens.  The Security
Documents shall be effective to create  in  favor  of  the
Agent  a  legal,  valid  and enforceable first (except for
Permitted Liens entitled to priority under applicable law)
security interest in the Collateral, except for the assets
of  the  Target  and  its  Subsidiaries.   The  US  Vessel
Mortgage shall constitute a  first  preferred  mortgage as
defined in 46 U.S.C. Section 31322, and the Vanuatu Vessel
Mortgage, the Norwegian Vessel Mortgage and the  UK Vessel
Mortgage  shall each constitute a first preferred mortgage
under the laws  of Vanuatu, Norway and the United Kingdom,
as the case may be.   All  filings, recordings, deliveries
of instruments and other actions necessary or desirable in the opinion of the Agent to perfect, protect and preserve such security interests shall have been duly effected.
The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

        Section  11.6.  Perfection  Certificates and  Lien
Search Results. The Agent shall have received from each of the Borrowers a completed and fully executed Perfection
Certificate and the results of UCC and other lien searches with respect to its Collateral, indicating no encumbrances other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

        Section  11.7.  Certificates  of  Insurance.   The
Agent shall have received (a) a certificate  of  insurance
from  an  independent  insurance  broker  dated  as of the
Closing  Date,  identifying  insurers, types of insurance,
insurance   limits,  and  policy  terms,   and   otherwise
describing the insurance obtained in accordance with the provisions of the Security Documents and (b) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer) showing the Agent as additional insured or loss payee, as applicable.

        Section  11.8.  Financial  Condition.   The  Banks
shall  have  received   the   financial   statements   and
projections referred to in Section Section 7.4.1, 7.4.2 and 7.4.3 hereof, and the Banks shall be satisfied that such financial statements fairly present the business and financial condition of the Parent and its Subsidiaries as of the dates thereof and for the periods then ended. The
Banks  shall  have  received  a  certificate  of the Chief
Financial Officer of the Parent and the Borrowers in form and substance satisfactory to the Banks demonstrating on a pro forma basis after giving effect to the Indebtedness evidenced by the Additional Senior Notes and all Loans to be made on the Closing Date that the Leverage Ratio as at the Closing Date shall not exceed 3.75 to 1.

        Section 11.9.  Solvency Certificate.   Each of the
Banks shall have received an officer's certificate from each of the Parent, the Borrowers and the Guarantors dated as of the Closing Date as to the solvency of such Person following the consummation of the Takeover and the other transactions contemplated hereby, which such certificates shall be in form and substance satisfactory to the Banks.

        Section 11.10.  Opinions of  Counsel.  Each of the
Banks and the Agent shall have received a favorable opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from:

          (a)Jones, Walker, Waechter, Poitevent, Carrere &
     Denegre, L.L.P., US counsel to the Parent and the Borrowers, and

          (b)Wouters Advocaten, Netherlands counsel to the Parent and the Borrowers.

        Section 11.11.  Payment of Fees and Expenses.  The
Borrowers shall have paid to the Agent for the accounts of
the  Banks,  the  Closing  Fees  pursuant to  Section  5.1
hereof, all fees and expenses of the Agent's special counsel through the Closing Date, and all other amounts to be paid pursuant to Section 16 as accrued through the Closing Date. The Borrowers shall have paid all interest, commitment fees and any other fees and expenses in respect of the Existing Credit Agreement through the Closing Date, calculated as of the Closing Date (pro-rated in the case of any fractional periods).

        Section   11.12.  Borrowing    Notice.    The   US
Borrowers shall have delivered to the Agent a Loan Request with respect to any US Revolver Loan requested to be made on the Closing Date.

        Section   11.13.  Appraisals   of  Vessels,  Class
Confirmations.   The  Agent shall have received  (i)  from
marine surveyors satisfactory  to the Agent a market value
appraisal of each of the Vessels  owned  by the Parent and
the US Borrowers and (ii) from the Parent  a  market value
appraisal  of each of the Vessels owned by the Target  and
the  Target's  Subsidiaries.   Such  appraisals  shall  be
satisfactory  to  the  Agent  in  all respects.  The Agent
shall have received a certificate from  the classification
society with respect to each such Vessel,  issued  as of a
recent   date  and  indicating  that  such  Vessel  is  in
compliance with the requirements of applicable law for use as intended.

        Section  11.14.  Unsecured  Senior  Debt Issuance.
The Agent shall have received certified copies of the Indenture and all other documents and instruments which govern the Indebtedness evidenced by the Additional Senior
Notes, which documents and instruments shall be in form and substance satisfactory to the Agent in all respects.
The Agent shall have received evidence satisfactory to it that the Parent has received $99,000,000 in net proceeds of the Additional Senior Notes.

        Section 11.15  Consummation of the Takeover.   The
Takeover  shall  have been duly consummated on the Closing
Date in all respects  in  accordance with the terms of the
Takeover  Documents,  including   without  limitation  the
unconditional tender of at least 90%  of the shares in the
Target and the Agent shall have received  evidence thereof
in  form  and  substance  satisfactory  to  it, including,
without  limitation, confirmation from DNB Markets,  Oslo,
that such  percentage  of  the  shareholders of the Target
have accepted the Tender Offer.   None  of  the conditions
set  forth  in  the  Takeover  Documents  shall have  been
amended, supplemented or waived without the  prior consent
of the Agent.  The aggregate purchase price for all shares
in the Target (including all shares tendered on  or before
the  Closing Date and all shares to be acquired after  the
Closing  Date  pursuant  to  any compulsory acquisition of
shares)  and  all  expenditures  and   transactions  costs
associated with the Takeover shall not exceed $310,000,000 in the aggregate.

        Section  11A.  CONDITIONS  TO  NORWEGIAN  CLOSING.
The obligations of the Revolver Banks to  make the initial
Norwegian Revolver Loans and of the Norwegian Term A Banks to make the Norwegian Term A Loan hereunder shall be subject to the satisfaction of the following conditions precedent on or before December 12, 1997 (the date of the satisfaction of such conditions referred to herein as the "Norwegian Closing Date"):

        Section  11A.1.  Delivery of Documents.   Each  of
the Loan Documents  shall  have  been  duly  executed  and
delivered  by  the respective parties thereto, shall be in
full force and effect  and  shall be in form and substance
satisfactory to each of the Banks.   Each  Bank shall have
received a fully executed copy of each such document.

        Section  11A.2.  Certified  Copies  of   Corporate
Documents. Each of the Banks shall have received from the Target and each of its Subsidiaries, a copy, certified by a duly authorized officer of such Person to be true and complete on the Norwegian Closing Date, of each of (a) its charter or other incorporation documents as in effect on such date of certification, (b) its by-laws as in effect on such date, or (c) in the case of companies organized under the laws of Norway, its Articles of Association and Certificate of Registration.

        Section 11A.3.  Corporate  Action.   All corporate
action necessary for the valid execution, delivery and performance by the Target and each of its Subsidiaries of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

        Section  11A.4.  Incumbency  Certificate.  Each of
the Banks shall have received from the Target and each of its Subsidiaries, dated as of the Norwegian Closing Date, signed by a duly authorized officer of such Person, and giving the name and bearing a specimen signature of each individual who shall be authorized (a) to sign, in the name and on behalf of such Person, each of the Loan
Documents to which such Person is or is to become a party;
(b)  in the case of each of the Borrowers,  to  make  Loan
Requests; and (c) to give notices and to take other action on such Person's behalf under the Loan Documents.

        Section  11A.5.  Validity  of Liens.  The Security
Documents shall be effective to create  in  favor  of  the
Agent  a  legal,  valid  and enforceable first (except for
Permitted Liens entitled to priority under applicable law)
security interest in the Collateral.  The Norwegian Vessel
Mortgage and the UK Vessel  Mortgage shall each constitute
a first preferred mortgage under  the  laws  of Norway and
the  United  Kingdom,  as  the  case may be.  All filings,
recordings, deliveries of instruments  and  other  actions
necessary  or  desirable  in  the  opinion of the Agent to
perfect,  protect  and  preserve  such security  interests
shall  have  been  duly effected.  The  Agent  shall  have
received   evidence  thereof   in   form   and   substance
satisfactory to the Agent.

        Section  11A.6.  Lien  Search  Results.  The Agent
shall have received from each of the Norwegian Borrower the results lien searches with respect to its Collateral, indicating no encumbrances other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

        Section 11A.7.  Certificates  of  Insurance.   The
Agent  shall  have received (a) a certificate of insurance
from an independent  insurance  broker  dated  as  of  the
Norwegian  Closing  Date,  identifying  insurers, types of
insurance,   insurance  limits,  and  policy  terms,   and
otherwise describing the insurance obtained in accordance with the provisions of the Security Documents and (b) certified copies of all policies evidencing such insurance
(or certificates therefore signed by the insurer or an agent authorized to bind the insurer) showing the Agent as additional insured or loss payee, as applicable.

        Section 11A.8.  Opinions of Counsel.   Each of the
Banks and the Agent shall have received a favorable opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from (i) Thommessen Krefting
Greve Lund AS, Norwegian counsel to the Parent and the Borrowers and (ii) Curtis Davis Garrard, United Kingdom counsel to the Parent and the Borrowers.

        Section   11A.9.  Closing  Certificate;  Borrowing
Notice.   The  Agent   shall   have   received  a  closing
certificate from the Parent, the Borrowers and each of the
Guarantors dated as of the Norwegian Closing Date, in form
and  substance satisfactory to the Banks.   The  Norwegian
Borrower shall have delivered to the Agent a Loan Request with respect to any Norwegian Revolver Loan requested to be made on the Norwegian Closing Date.

        Section  11A.10.  Appraisals   of  Vessels,  Class
Confirmations.   The  Agent shall have received  from  the
Parent a market value appraisal  of  each  of  the Vessels
owned  by the Target and the Target's Subsidiaries.   Such
appraisals  shall  be  satisfactory  to  the  Agent in all
respects.   The  Agent  shall  have received a certificate
from the classification society with respect to each such Vessel, issued as of a recent date and indicating that such Vessel is in compliance with the requirements of applicable law for use as intended.

        Section  12.  CONDITIONS TO ALL BORROWINGS.   Each
Banks' obligation  to  make  any Loan, of London Branch to
issue the Tender Guaranty, and  of  the  Agent  to  issue,
extend or renew any Letters of Credit, whether on or after
the   Closing   Date,   shall   also  be  subject  to  the
satisfaction of the following conditions precedent:

        Section 12.1.  Representations  True;  No Event of
Default.   Each  of the representations and warranties  of
the Parent its Subsidiaries,  the  Target and the Target's
Subsidiaries  contained  in  this  Agreement,  other  Loan
Documents, the Takeover Documents  or  in  any document or
instrument  delivered  pursuant  to or in connection  with
this Agreement or the Takeover Documents  shall be true as
of the date as of which they were made and  shall  also be
true at and as of the time of the making of such Loan, the
issuance of the Tender Guaranty or the issuance, extension
or  renewal of such Letter of Credit, with the same effect
as if made at and as of that time (except to the extent of
changes   resulting   from  transactions  contemplated  or
permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

        Section  12.2.  No  Legal  Impediment.   No change
shall  have  occurred in any law or regulations thereunder
or interpretations  thereof that in the reasonable opinion
of any Bank would make  it  illegal  for such Bank to make
such Loan.  It shall not be unlawful for  the  Agent, with
respect to any request relating to the issuance, extension
or  renewal  of  a Letter of Credit, to issue, extend,  or
renew, or for any  Bank  to  participate  in the issuance,
extension or renewal of, such Letter of Credit.   It shall
not  be  unlawful  for London Branch, with respect to  the
issuance  of the Tender  Guaranty,  to  issue  the  Tender
Guaranty or  for  the Revolver Banks to participate in the
risk associated therewith.   No  material  claim,  action,
suit,  investigation,  decree,  restraining  order  or law
shall  have been made or issued that materially delays  or
imposes  materially adverse conditions upon the completion
of the Takeover.  The Parent, its Subsidiaries, the Target
and  its  Subsidiaries   shall   have  complied  with  all
applicable requirements of law and regulatory authority, including without limitation all stock exchange or other applicable regulatory rules, including without limitation the provisions of, and regulations issued under the Norwegian Securities Trading Act 1985, including, without limitation, the mandatory offer requirements in Section 1-
5 of such Act, and the practices  established  by the Oslo
Stock Exchange for public tenders of shares in companies listed on the Oslo Stock Exchange, including mandatory share offers made under Section 1-5 of the such Act.

        Section 12.3.  Governmental Regulation.  Each Bank
shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

        Section  12.4.  Proceedings  and  Documents.   All
proceedings   in   connection    with   the   transactions
contemplated by this Agreement, the other Loan Documents, the Takeover Documents and all other documents incident hereto and thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's
Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

        Section 13.  EVENTS OF DEFAULT; ACCELERATION; ETC.

        Section  13.1  Events of Default and Acceleration.
If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

          (a)any Borrower  shall fail to pay any principal
     of  the  Loans  owing by such  Borrower,  or  the  US
     Borrowers  shall  fail   to   pay  any  Reimbursement
     Obligation, in each case when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b)any Borrower shall fail to pay any interest on the Loans, the Commitment Fee, any Letter of Credit Fee, Tender Guaranty Fee, the Agent's Fee, or other sums due hereunder or under any of the other
     Loan Documents owing by such Borrower,  within  three
     (3) days of when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c)(i) the Borrowers or the Parent shall fail to comply with any of the covenants contained in Section
     Section 8.4, 8.5, the first sentence of 8.6 or 9 hereof, or (ii) the Borrowers or the Parent shall fail to comply with any of the covenants contained in
     Section 10 or Section 8.17 hereof and such failure continues for fourteen (14) days;

          (d)any Borrowers or the Parent or any  Guarantor
     shall fail to perform any term, covenant or agreement
     contained   herein  or  in  any  of  the  other  Loan
     Documents (other than those specified elsewhere in this Section 13.1) for thirty (30) days after written notice of such failure has been given to the Parent by the Agent;

          (e)any representation or warranty of the Parent, any Borrower or any Guarantor in this Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f)the  Parent,  any Borrower, any Guarantor  or
     any of the Parent's other  Subsidiaries  (other  than
     Subsidiaries  which  are not Restricted Subsidiaries)
     shall  fail  to  pay  at  maturity,   or  within  any
     applicable  period  of  grace,  any  obligation   for
     borrowed  money  in  excess  of  $1,000,000 or credit
     received or in respect of any Capitalized  Leases, or
     fail   to  observe  or  perform  any  material  term,
     covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money in excess of $1,000,000 or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (g)the  Parent,  any  Borrower  or  any  of  the
     Parent's other  Subsidiaries shall make an assignment
     for the benefit of creditors, or admit in writing its
     inability to pay  or  generally fail to pay its debts
     as they mature or become  due,  or  shall petition or
     apply  for  the  appointment  of a trustee  or  other
     custodian, liquidator or receiver  of any such Person
     or of any substantial part of the assets  of any such
     Person or shall commence any case or other proceeding
     relating  to  any  such  Person under any bankruptcy,
     reorganization, arrangement, insolvency, readjustment
     of debt, dissolution or liquidation or similar law of
     any  jurisdiction,  now or hereafter  in  effect,  or
     shall take any action  to authorize or in furtherance
     of any of the foregoing,  or  if any such petition or
     application shall be filed or any  such case or other
     proceeding shall be commenced against any such Person
     and such Person shall indicate its approval  thereof,
     consent thereto or acquiescence therein, or the Dutch
     Borrower  shall  commence proceedings relating to  it
     becoming dissolved  ("ontbonden"), granted suspension
     of payments ("surseance  van  betalin  verleend")  or
     declared  bankrupt  ("failliet  verklaard")  or shall
     take any action to authorize or in furtherance of any
     of   the  foregoing,  or  if  any  such  petition  or
     application shall be filed or any such case or other proceeding shall be commenced against such Person and such Person shall indicate its approval thereof, consent thereto or acquiescence therein;

          (h)a  decree  or order is entered appointing any
     such trustee, custodian,  liquidator  or  receiver or
     adjudicating the Parent, any Borrower or any  of  the
     Parent's other Subsidiaries bankrupt or insolvent, or
     approving  a  petition  in  any  such  case  or other
     proceeding,  or  a  decree  or  order  for  relief is
     entered   in   respect  of  any  such  Person  in  an
     involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (i)there shall  remain  in  force, undischarged,
     unsatisfied and unstayed, for more  than thirty days,
     whether  or  not  consecutive,  any  final   judgment
     against  the  Parent,  any  Borrower  or  any  of the
     Parent's   other   Subsidiaries   that,   with  other
     outstanding final judgments, undischarged, against such Persons exceeds in the aggregate $1,000,000;

          (j)if  any of the  Loan  Documents  or  Takeover
     Documents shall  be cancelled, terminated, revoked or
     rescinded otherwise than in accordance with the terms
     thereof or with the  express prior written agreement,
     consent or approval of  the  Banks,  or any action at
     law, suit or in equity or other legal  proceeding  to
     cancel,  revoke  or rescind any of the Loan Documents
     or Takeover Documents  shall  be  commenced  by or on
     behalf  of  the  Parent,  any  Borrower or any of the
     Parent's other Subsidiaries party  thereto  or any of
     their  respective  stockholders, or any court or  any
     other governmental or  regulatory authority or agency
     of competent jurisdiction  shall make a determination
     that, or issue a judgment, order, decree or ruling to
     the  effect  that,  any  one  or  more  of  the  Loan
     Documents or Takeover Documents  is  illegal, invalid
     or   unenforceable  in  accordance  with  the   terms
     thereof;

          (k)   the  Parent,  any  Borrower  or any of the
     Parent's   other   Subsidiaries  shall  be  enjoined,
     restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business;

          (l)   there shall occur any material damage  to,
     or loss, theft  or  destruction  of,  any Collateral,
     whether or not insured, or any strike, lockout, labor
     dispute, embargo, condemnation, act of  God or public
     enemy,  or  other  casualty,  which in any such  case
     causes, for more than fifteen (15)  consecutive days,
     the cessation or substantial curtailment  of  revenue
     producing  activities  at any facility of the Parent,
     any   Borrower   or   any  of  the   Parent's   other
     Subsidiaries if such event  or  circumstance  is  not
     covered  by business interruption insurance and would
     have a material  adverse  effect  on  the business or
     financial   condition   of   the   Parent   and   its
     Subsidiaries, taken as a whole;

          (m) the Parent, any Borrower or any of the Parent's other Subsidiaries shall be indicted for a national or federal crime, a punishment for which could include the forfeiture of any assets of any such Person having a fair market value in excess of $500,000;

          (n)any person or group of persons (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange
     Act of 1934, as amended, but excluding persons who are employees of the Parent or a Subsidiary of the Parent) shall have acquired beneficial ownership
     (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 25% or more of the outstanding shares of common stock of the Parent; or, during any period of twelve consecutive calendar months, individuals who were directors of the Parent on the first day of such period shall cease to constitute a majority of the board of directors of the Parent;

          (o) if the Parent shall at any time, legally or beneficially own less than 100% of the shares of the voting common stock of each of the US Borrowers or less than 100% of the share capital of the Dutch
     Borrower;

          (p) the Dutch Borrower shall, at any time, legally or beneficially own less than the greater of
     (i) 90% of the share capital of the Target and (ii) the highest percentage of the share capital of the Target at any time owned by the Parent and its Subsidiaries; or

          (q) the Target shall at any time, legally or beneficially own less than 100% of the share capital of the Norwegian Borrower or Saevik Supply U.K.;

then,  and in any such event, so long as the same  may  be
continuing,  the  Agent  may,  and upon the request of the
Majority  Banks  shall,  by  notice   in  writing  to  the
Borrowers declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;
provided that in the event of any Event of Default specified in Section Section 13.1(g), 13.1(h) or 13.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

        Section 13.2  Termination  of Commitments.  If any
one or more of the Events of Default  specified in Section
13.1(g), Section 13.1(h) or Section 13.1(j)  shall  occur,
any unused portion of the credit hereunder shall forthwith
terminate  and each of the Banks shall be relieved of  all
further  obligations,   if  any,  to  make  Loans  to  the
Borrowers, London Branch  shall be relieved of all further
obligations to issue the Tender  Guaranty,  and  the Agent
shall  be  relieved  of  all further obligations to issue,
extend or renew Letters of  Credit.  If any other Event of
Default shall have occurred and  be  continuing,  or if on
any  Drawdown  Date or any date for issuing, extending  or
renewing any Letter  of Credit the conditions precedent to
the making of the Loans  to  be made on such Drawdown Date
or (as the case may be) to issuing,  extending or renewing
such  Letter  of  Credit  on  such  other  date   are  not
satisfied,  the  Agent  may  and  upon  the request of the
Majority   Banks,  shall,  by  notice  to  the  Borrowers,
terminate the  unused portion of the credit hereunder, and
upon such notice  being  given  such unused portion of the
credit hereunder shall terminate  immediately  and each of
the Banks shall be relieved of all further obligations  to
make Loans, London Branch shall be relieved of all further
obligations  to  issue  the Tender Guaranty, and the Agent
shall be relieved of all  further obligations, if any,  to
issue, extend or renew Letters  of  Credit.   If  any such
notice  is given to the Borrowers the Agent will forthwith
furnish  a   copy  thereof  to  each  of  the  Banks.   No
termination of the credit hereunder shall relieve either of the Borrowers of any of the Obligations or any of their existing obligations to any of the Banks arising under any other agreements or instruments.

        Section 13.3  Remedies.   In  case any one or more
of  the  Events  of  Default  shall have occurred  and  be
continuing,  and  whether  or not  the  Banks  shall  have
accelerated the maturity of  the Loans pursuant to Section
13.1 hereof, each Bank, if owed any amount with respect to
the Loans or the Reimbursement Obligations, may proceed to
protect and enforce its rights  by  suit in equity, action
at law or other appropriate proceeding,  whether  for  the
specific   performance   of   any  covenant  or  agreement
contained in this Agreement and  the  other Loan Documents
or  any  instrument pursuant to which the  Obligations  to
such  Bank   are  evidenced,  including  as  permitted  by
applicable law  the  obtaining of the ex parte appointment
of a receiver, and, if  such amount shall have become due,
by  declaration  or  otherwise,  proceed  to  enforce  the
payment thereof or any  other  legal or equitable right of
such Bank.  No remedy herein conferred  upon  any  Bank or
the  Agent  or the holder of any Note or purchaser of  any
Letter  of  Credit   Participation   or   Tender  Guaranty
Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

        Section 13.4  Distribution of Collateral Proceeds.
 In the event that, following the occurrence or during the
continuance of any Default or Event of Default,  the Agent
or  any  Bank, as the case may be, receives any monies  in
connection  with  the  enforcement  of  any  the  Security
Documents,  or  otherwise  with respect to the realization
upon  any  of  the  Collateral,   such   monies  shall  be
distributed for application as follows:

          (a)  First, to the payment of, or  (as  the case
     may  be)  the  reimbursement  of the Agent for or  in
     respect   of   all   reasonable   costs,    expenses,
     disbursements   and  losses  which  shall  have  been
     incurred or sustained by the Agent in connection with
     the collection of  such  monies by the Agent, for the
     exercise, protection or enforcement  by  the Agent of
     all  or  any  of  the  rights,  remedies, powers  and
     privileges of the Agent under this  Agreement  or any
     of  the  other  Loan  Documents  or in respect of the
     Collateral   (including,   without  limitation,   the
     protection, insurance, repair, costs of preparing for sale and sale of any Collateral) and to support the provision of adequate indemnity to the Agent against all taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

          (b)  Second, to all  other  Obligations  in such
     order   or  preference  as  the  Majority  Banks  may
     determine;   provided,   that  (i)  distributions  in
     respect of such Obligations  shall be made pari passu
     among Obligations with respect  to  the  Agent's  Fee
     payable  under  Section  5.2  hereof  and  all  other
     Obligations,  (ii)  distributions  in  respect of the
     Obligations  of the US Borrowers shall be  made  only
     from  the proceeds  of  the  realization  of  the  US
     Collateral,  (iii)  distribution  in  respect  of the
     Dutch   Obligations  shall  be  made  only  from  the
     proceeds of the realization of the Dutch Collateral and the US Collateral, (iv) distributions in respect of the Norwegian Obligations shall be made only from the proceeds of the realization of the Norwegian
     Collateral and the US Collateral, (v) distributions with respect to each type of Obligation such as interest, principal, fees and expenses shall be made among the Revolver Banks, the Fronting Bank, the Norwegian Term A Banks, the Dutch Term A Banks and the Dutch Term B Banks, as the case may be, shall be made among the applicable Banks pro rata and (v) the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

          (c)   Third,  upon  payment and satisfaction  in
     full  or  other  provisions  for   payment   in  full
     satisfactory to the Banks and the Agent of all of the
     Obligations,   to  the  payment  of  any  obligations
     required to be paid pursuant to Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

          (d) Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

        Section 14.  SETOFF.  Regardless  of  the adequacy
of any collateral, during the continuance of any  Event of
Default,  any  deposits  or other sums credited by or  due
from any of the Banks to any  Borrower  and any securities
or  other  property of any Borrower in the  possession  of
such Bank may  be  applied  to  or  set  off  by such Bank
against the payment of Obligations and any and  all  other
liabilities,  direct, or indirect, absolute or contingent,
due or to become  due,  now existing or hereafter arising,
of such Borrower to such  Bank.   Each of the Banks agrees
with each other Bank that (a) if an  amount  to be set off
is to be applied to Indebtedness of any Borrower  to  such
Bank,  other than Indebtedness evidenced by the Notes held
by such  Bank  or  constituting  Reimbursement Obligations
owed to such Bank, such amount shall be applied ratably to
such other Indebtedness and to the  Indebtedness evidenced
by  all  such  Notes  held  by  such Bank or  constituting
Reimbursement Obligations owed to  such  Bank,  and (b) if
such  Bank  shall  receive  from any Borrower, whether  by
voluntary  payment,  exercise  of  the  right  of  setoff,
counterclaim,  cross  action,  enforcement  of  the  claim
evidenced   by   the  Notes  held  by,   or   constituting
Reimbursement  Obligations   owed   to,   such   Bank   by
proceedings  against  such Borrower at law or in equity or
by   proof   thereof   in   bankruptcy,    reorganization,
liquidation,  receivership  or  similar  proceedings,   or
otherwise,  and  shall  retain and apply to the payment of
the Note or Notes held by,  or  Reimbursement  Obligations
owed  to,  such  Bank  any amount in excess of its ratable
portion of the payments  received by all of the Banks with
respect   to  the  Notes  held   by,   and   Reimbursement
Obligations owed to, all of the Banks, such Bank will make
such disposition  and  arrangements  with  the other Banks
with   respect   to   such   excess,   either  by  way  of
distribution, pro tanto assignment of claims,  subrogation
or  otherwise  as  shall result in each Bank receiving  in
respect  of  the  Notes   held   by  it  or  Reimbursement
Obligations   owed  it,  its  proportionate   payment   as
contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

        Section 15.  THE AGENT.

        Section  15.1.  Authorization.    The   Agent   is
authorized  to  take  such action on behalf of each of the
Banks and to exercise all such powers as are hereunder and
under any of the other  Loan  Documents  and  any  related
documents  delegated  to  the  Agent,  together  with such
powers  as are reasonably incident thereto, provided  that
no duties or responsibilities not expressly assumed herein
or therein  shall  be  implied to have been assumed by the
Agent.  The relationship between the Agent and each of the
Banks is that of an independent  contractor.   The  use of
the  term  "Agent" is for convenience only and is used  to
describe,  as   a  form  of  convention,  the  independent
contractual relationship between the Agent and each of the
Banks.  Nothing contained  in this Agreement or any of the
other  Loan  Documents shall be  construed  to  create  an
agency, trust  or other fiduciary relationship between the
Agent and any of  the Banks.  As an independent contractor
empowered by the Banks  to  exercise  certain  rights  and
perform  certain duties and responsibilities hereunder and
under the  other Loan Documents, the Agent is nevertheless
a "representative"  of  the Banks, as that term is defined
in Article 1 of the Uniform  Commercial Code, for purposes
of actions for the benefit of the Banks and the Agent with
respect   to  all  collateral  security   and   guaranties
contemplated  by the Loan Documents.  Such actions include
the  designation   of   the   Agent  as  "secured  party",
"mortgagee" or the like on all  financing  statements  and
other  documents  and  instruments,  whether  recorded  or
otherwise,   relating   to   the  attachment,  perfection,
priority  or  enforcement  of  any   security   interests,
mortgages   or  deeds  of  trust  in  collateral  security
intended to secure  the  payment  or performance of any of
the Obligations, all for the benefit  of the Banks and the
Agent.  The Agent is hereby authorized  and  empowered  to
release  Collateral  without the consent of the Banks upon
the  sale of such Collateral  pursuant  to  Section  9.5.2
hereof.

        Section  15.2.  Employees  and  Agents.  The Agent
may  exercise  its  powers  and execute its duties  by  or
through employees or agents and shall be entitled to take,
and to rely on, advice of counsel  concerning  all matters
pertaining  to  its rights and duties under this Agreement
and the other Loan  Documents.   The Agent may utilize the
services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

        Section  15.3.  No  Liability.   Neither the Agent
nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

        Section  15.4.  No  Representations.    The  Agent
shall not be responsible for the execution or validity  or
enforceability  of  this Agreement, the Notes, the Letters
of  Credit,  any  of  the  other  Loan  Documents  or  any
instrument  at  anytime  constituting,   or   intended  to
constitute, collateral security for the Notes,  or for the
value of any such collateral security or for the validity,
enforceability or collectability of any such amounts owing
with  respect  to  the  Notes,  or  for  any  recitals  or
statements,  warranties  or representations made herein or
in any of the other Loan Documents  or  in any certificate
or instrument hereafter furnished to it by or on behalf of
the Parent, any of the Borrowers or the Guarantors,  or be
bound  to  ascertain  or  inquire as to the performance or
observance of any of the terms,  conditions,  covenants or
agreements  herein  or  in  any  instrument  at  any  time
constituting,   or   intended  to  constitute,  collateral
security for the Obligations  or  the  Notes or to inspect
any of the properties, books or records of the Parent, any
of   its   Subsidiaries,   the   Target  or  any  of   its
Subsidiaries.  The Agent shall not  be  bound to ascertain
whether  any notice, consent, waiver or request  delivered
to it by the  Parent,  any of the Borrowers, any Guarantor
or any holder of any of  the  Notes  shall  have been duly
authorized or is true, accurate and complete.   The  Agent
has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit-worthiness or financial condition of the Parent, any of the Borrowers or any of the Parent's other Subsidiaries.
Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

        Section 15.5.  Payments.

          Section 15.5.1.  Payments  to  Agent.  A payment
     by any of the Borrowers or any Guarantor to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank its pro rata share (in accordance with its Revolver Percentage, Norwegian Term A Percentage,
     Dutch Term A Percentage or Dutch Term B Percentage, as the case may be) of payments received by the Agent, except as otherwise expressly provided herein or in any of the other Loan Documents.

          Section  15.5.2.   Distribution by Agent.  If in
     the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan
     Documents might involve it in liability, it may refrain from making such distribution until its right to make such distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          Section     15.5.3.       Delinquent      Banks.
     Notwithstanding anything to the contrary contained in
     this  Agreement  or  any of the other Loan Documents,
     any Bank that fails (a)  to  make  available  to  the
     Agent  its  pro rata share of any Loan or to purchase
     any Letter of Credit Participation or Tender Guaranty
     Participation or (b) to comply with the provisions of
     Section 14 with  respect  to  making dispositions and
     arrangements with the other Banks,  where such Bank's
     share of any payment received, whether  by  setoff or
     otherwise, is in excess of its pro rata share of such
     payments  due  and  payable  to  all  of the Revolver
     Banks,  the  Fronting Bank, Norwegian Term  A  Banks,
     Dutch Term A Banks or Dutch Term B Banks (as the case
     may be), in each case as, when and to the full extent
     required by the  provisions  of this Agreement, shall
     be deemed delinquent (a "Delinquent  Bank") and shall
     be deemed a Delinquent Bank until such  time  as such
     delinquency is satisfied.  A Delinquent Bank shall be
     deemed  to have assigned any and all payments due  to
     it  from  the   Borrowers,   whether  on  account  of
     outstanding Loans, Unpaid Reimbursement  Obligations,
     interest,   fees   or  otherwise,  to  the  remaining
     nondelinquent  Revolver  Banks,  the  Fronting  Bank,
     Norwegian Term A  Banks,  Dutch Term A Banks or Dutch
     Term B Banks (as the case may be) for application to,
     and reduction of, their respective pro rata shares of
     all   outstanding  Loans  and  Unpaid   Reimbursement
     Obligations owing to such Banks.  The Delinquent Bank
     hereby   authorizes  the  Agent  to  distribute  such
     payments to such nondelinquent Banks in proportion to
     their respective  pro  rata shares of all outstanding
     Loans  and  Unpaid  Reimbursement   Obligations.    A
     Delinquent  Bank shall be deemed to have satisfied in
     full a delinquency  when  and  if,  as  a  result  of
     application   of   the   assigned   payments  to  all
     outstanding    Loans    and    Unpaid   Reimbursement
     Obligations of such nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

        Section 15.6.  Holders of  Notes.   The  Agent may
deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation or Tender Guaranty
Participation as the absolute owner thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder.

        Section   15.7.  Indemnity.    The   Banks  hereby
ratably agree to indemnify and hold harmless the Agent from and against any and all claims, actions and suits
(whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrowers as required by
Section 16), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

        Section  15.8.  Agent  as Bank.  In its individual
capacity, BankBoston shall have the same obligations and the same rights, powers and privileges in respect to its Commitments and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations or Tender Guaranty Participations, as it would have were it not also the Agent.

        Section 15.9.  Resignation.   The Agent may resign
at  any  time  by  giving sixty (60) days'  prior  written
notice thereof to the  Banks  and the Borrowers.  Upon any
such resignation, the Majority  Banks shall have the right
to appoint a successor Agent.  Unless  a  Default or Event
of  Default  shall  have occurred and be continuing,  such
successor Agent shall  be  reasonably  acceptable  to  the
Borrowers.   If  no  successor  Agent  shall  have been so
appointed  by  the Majority Banks and shall have  accepted
such  appointment   within  thirty  (30)  days  after  the
retiring Agent's giving of notice of resignation, then the
retiring Agent may, on  behalf  of  the  Banks,  appoint a
successor  Agent,  which  shall be a financial institution
having a rating of not less  than  A  or its equivalent by
Standard & Poor's Ratings Group.  Upon  the  acceptance of
any  appointment as Agent hereunder by a successor  Agent,
such successor Agent shall thereupon succeed to and become
vested  with all the rights, powers, privileges and duties
of the retiring  Agent,  and  the  retiring Agent shall be
discharged  from  its  duties  and  obligations,  if  any,
hereunder.   After any retiring Agent's  resignation,  the
provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

        Section  15.10.  Notification   of   Defaults  and
Events  of  Default.   Each Bank hereby agrees that,  upon
learning of the existence  of  a  Default  or  an Event of
Default, it shall promptly notify the Agent thereof.   The
Agent hereby agrees that upon receipt of any notice under this Section 15.10 it shall promptly notify the other
Banks of the existence of such Default or Event of Default.

        Section    15.11.  Duties    in    the   Case   of
Enforcement.  In  case one or more Events of  Default  has
occurred and shall  be  continuing,  and  whether  or  not
acceleration  of  the Obligations shall have occurred, the
Agent shall, if (i) so requested by the Majority Banks and
(ii) the Banks have  provided to the Agent such additional
indemnities   and   assurances    against   expenses   and
liabilities as the Agent may reasonably  request,  proceed
to  enforce  the  provisions  of  the  Security  Documents
authorizing  the  sale or other disposition of all or  any
part of the Collateral  and exercise all or any such other
legal and equitable and other rights or remedies as it may
have in respect of such Collateral.   The  Majority  Banks
may  direct  the Agent in writing as to the method and the
extent of any  such  sale  or other disposition, the Banks
hereby ratably agreeing to indemnify  and  hold  the Agent
harmless from all liabilities incurred in respect  of  all
actions   taken   or   omitted  in  accordance  with  such
directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

        Section   16.   EXPENSES.   The  Borrowers  hereby
jointly and severally  agree  to  pay  (a)  the reasonable
costs  of  producing  and reproducing this Agreement,  the
other  Loan  Documents  and   the   other  agreements  and
instruments mentioned herein, (b) any taxes (including any
interest and penalties in respect thereto)  payable by the
Agent or any of the Banks (other than taxes based upon the
Agent's  or any Bank's net income) on or with  respect  to
the  transactions  contemplated  by  this  Agreement  (the
Borrowers   hereby   jointly  and  severally  agreeing  to
indemnify the Agent and  each  Bank with respect thereto),
(c) the reasonable fees, expenses and disbursements of the
Agent's Special Counsel or any local  counsel to the Agent
incurred    in    connection    with    the   preparation,
administration or interpretation of the Loan Documents and
other   instruments   mentioned   herein,   each   closing
hereunder,   and   amendments,  modifications,  approvals,
consents  or  waivers   hereto   or   hereunder   and  the
termination  hereof,  (d)  except  as  otherwise specified
herein, the fees, expenses and disbursements  of the Agent
incurred  by the Agent in connection with the preparation,
administration or interpretation of the Loan Documents and
other  instruments   mentioned   herein,   including   all
engineering and appraisal charges, (e) all reasonable out-
of-pocket    expenses    (including   without   limitation
reasonable attorneys' fees  and costs, which attorneys may
be  employees  of any Bank or the  Agent,  and  reasonable
consulting, accounting,  appraisal, investment banking and
similar professional fees  and  charges)  incurred  by any
Bank  or  the Agent in connection with (i) the enforcement
of  or preservation  of  rights  under  any  of  the  Loan
Documents against the Parent, any of the Borrowers, any of
the Guarantors  or  any of the Parent's other Subsidiaries
or the administration  thereof  after  the occurrence of a
Default  or  Event  of  Default  and (ii) any  litigation,
proceeding  or  dispute  whether  arising   hereunder   or
otherwise, in any way related to any Bank's or the Agent's
relationship with the Parent, any of the Borrowers, any of
the  Guarantors  or any of the Parent's other Subsidiaries
under  the  Loan  Documents  or  in  connection  with  the
transactions contemplated  hereby  and  (f) all reasonable
fees, expenses and disbursements of any Bank  or the Agent
incurred  in  connection  with UCC or other lien searches,
UCC  filings  or  registration   of   any  other  Security
Documents,   vessel  mortgage  recordings,   or   mortgage
recordings.   The  covenants  of  this  Section  16  shall
survive payment or satisfaction of payment of amounts owing with respect to the Notes.

        Section   17.  INDEMNIFICATION.    The   Borrowers
jointly and severally agree to indemnify and hold harmless
the  Agent  and  the  Banks  from  and against any and all
claims, actions and suits whether groundless or otherwise,
and  from  and  against  any and all liabilities,  losses,
damages and expenses of every nature and character arising
out of this Agreement, any  of  the  other Loan Documents,
any   of   the  Takeover  Documents  or  the  transactions
contemplated   hereby   or   thereby,  including,  without
limitation,  (a)  any  actual  or   proposed  use  by  the
Borrowers,  the  Parent  or  any  of  the  Parent's  other
Subsidiaries of the proceeds of any of the Loans,  Letters
of  Credit  or  the  Tender  Guaranty,  (b)  any actual or
alleged infringement of any patent, copyright,  trademark,
service mark or similar right of the Parent or any  of the
Borrowers  or  any  of  the  Parent's  other  Subsidiaries
comprised  in  the Collateral, (c) the Borrowers  entering
into or performing  this  Agreement, any of the other Loan
Documents or any of the Takeover  Documents  or  (d)  with
respect  to  the  Parent  and  its  Subsidiaries and their
respective  properties and assets, the  violation  of  any
Environmental   Law,   the   presence,  disposal,  escape,
seepage, leakage, spillage, discharge,  emission,  release
or  threatened release of any Hazardous Substances or  any
action,  suit,  proceeding  or  investigation  brought  or
threatened   with  respect  to  any  Hazardous  Substances
(including, but  not  limited  to  claims  with respect to
wrongful death, personal injury or damage to property), in
each  case  including, without limitation, the  reasonable
fees and disbursements  of  counsel and allocated costs of
internal  counsel incurred in  connection  with  any  such
investigation,   litigation   or   other  proceeding.   In
litigation, or the preparation therefor, the Banks and the
Agent shall be entitled to select their  own  counsel and,
in  addition  to  the  foregoing  indemnity, the Borrowers
hereby jointly and severally agree  to  pay  promptly  the
reasonable  fees and expenses of such counsel.  If, and to
the extent that  the  obligations  of  the Borrowers under
this  Section  17  are unenforceable for any  reason,  the
Borrowers hereby jointly  and  severally agree to make the
maximum  contribution to the payment  in  satisfaction  of
such obligations  which  is  permissible  under applicable
law.  The obligations of the Borrowers under  this Section
17   shall  be  "Obligations"  hereunder.   The  covenants
contained in this Section 17 shall survive payment of satisfaction in full of all other Obligations.

        Section  18.  SURVIVAL  OF  COVENANTS,  ETC.   All
covenants, agreements, representations and warranties made
herein, in the Notes, in any of the other  Loan  Documents
or  in  any  documents or other papers delivered by or  on
behalf of the  Parent,  any of the Borrowers or any of the
Guarantors pursuant to this  Agreement  shall be deemed to
have  been  relied  upon  by  the  Banks  and  the  Agent,
notwithstanding any investigation heretofore or  hereafter
made by any of them, and shall survive the making  by  the
Banks  of the Loans and the issuance, extension or renewal
of any Letters of Credit or the Tender Guaranty, as herein
contemplated,  and shall continue in full force and effect
so long as any Letter  of  Credit, the Tender Guaranty, or
any amount due under this Agreement or the Notes or any of
the other Loan Documents remains  outstanding  or any Bank
has  any  obligation to make any Loans, London Branch  has
any obligation  to issue the Tender Guaranty, or the Agent
has any obligation to issue, extend or renew any Letter of
Credit, and for such  further  time  as  may  be otherwise
expressly  specified  in  this  Agreement.  All statements
contained in any certificate or other  paper  delivered to
any Bank or the Agent at any time by or on behalf  of  the
Parent,  any  of  the  Borrowers  or any of the Guarantors
pursuant  to  this  Agreement  or in connection  with  the
transactions   contemplated   hereby    shall   constitute
representations and warranties by such Person hereunder.

        Section 19.  ASSIGNMENT AND PARTICIPATION.

        Section 19.1.  Conditions to Assignment  by Banks.
Except as provided herein, each Bank may assign to  one or
more Eligible Assignees all or a portion of its interests,
rights and obligations under this Agreement (including (i)
all  or  a portion of its Revolver Commitment and the same
portion of  Revolver  Loans  owing  to it, the US Revolver
Note and/or Norwegian Revolver Note held  by  it  and  its
participating interest in the risk relating to any Letters
of  Credit  and the Tender Guaranty, (ii) all or a portion
of its Norwegian Term A Commitment and the same portion of
Norwegian Term A Loan owing to it and the Norwegian Term A
Note held by  it, (iii) all or a portion of its Dutch Term
A Commitment and the same portion of the Dutch Term A Loan
owing to it and  the  Dutch  Term A Note held by it and/or
(iv) all or a portion of its Dutch  Term  B Commitment and
the same portion of the Dutch Term B Loan owing  to it and
the Dutch Term B Note held by it); provided that (a)  each
of  the Agent and, unless a Default or an Event of Default
shall  have  occurred  and  be  continuing, the applicable
Borrower  shall have given its prior  written  consent  to
such assignment,  which  consent  will not be unreasonably
withheld, (b) each such assignment shall be of a constant,
and not a varying, percentage of all  the assigning Bank's
rights and obligations with respect to the Revolver Loans,
Norwegian Term A Loan, Dutch Term A Loan  or  Dutch Term B
Loan (as the case may be) under this Agreement,  (c)  each
assignment shall be in a minimum amount of $5,000,000 or a
larger  integral  multiple of $1,000,000 (or less, if such
assignment would be  all  of such Bank's interests, rights
and  obligations  in  respect   of   its  Revolver  Loans,
Norwegian Term A Loan, Dutch Term A Loan  or  Dutch Term B
Loan,  as  the case may be), and (d) the parties  to  such
assignment shall  execute  and  deliver  to the Agent, for
recording  in  the Register (as hereinafter  defined),  an
Assignment and Acceptance,  substantially  in  the form of
Exhibit D   hereto   (an   "Assignment  and  Acceptance"),
together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and
(ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 19.3, be released from its obligations under this Agreement.

        Section    19.2.  Certain    Representations   and
Warranties;  Limitations;  Covenants.   By  executing  and
delivering an Assignment and Acceptance,  the  parties  to
the  assignment  thereunder confirm to and agree with each
other and the other  parties hereto as follows:  (a) other
than the representation  and warranty that it is the legal
and  beneficial  owner  of  the  interest  being  assigned
thereby free and clear of any adverse claim, the assigning
Bank  makes  no representation  or  warranty,  express  or
implied, and assumes no responsibility with respect to any
statements, warranties  or  representations  made in or in
connection with this Agreement or the execution, legality,
validity,  enforceability,  genuineness,  sufficiency   or
value  of  this Agreement, the other Loan Documents or any
other instrument  or document furnished pursuant hereto or
the attachment, perfection  or  priority  of  any security
interest  or  mortgage;  (b)  the assigning Bank makes  no
representation or warranty and  assumes  no responsibility
with respect to the financial condition of the Parent, any
of  the  Borrowers, any of the Guarantors or  any  of  the
Parent's other  Subsidiaries or any other Person primarily
or  secondarily  liable   in   respect   of   any  of  the
Obligations,  or  the  performance  or  observance by  the
Parent,  any of the Borrowers, any of the  Guarantors  and
the  Parent's  other  Subsidiaries  or  any  other  Person
primarily  or  secondarily liable in respect of any of the
Obligations  of  any   of  their  obligations  under  this
Agreement or any of the  other Loan Documents or any other
instrument  or  document  furnished   pursuant  hereto  or
thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 7.4 and
Section 8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance;
and (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees and Tender Guaranty Fees, if any, in respect of outstanding Letters of Credit and the Tender Guaranty and with respect to its pro rata share of Commitment Fees.

        Section 19.3.  Register.  The Agent shall maintain
a copy of each Assignment and Acceptance delivered  to  it
and  a  register  or similar list (the "Register") for the
recordation of (a)  the  names and addresses of the Banks,
(b)   the   Revolver   Percentages,   Norwegian   Term   A
Percentages, Dutch Term  A Percentages and/or Dutch Term B
Percentages  of  the Banks from  time  to  time,  (c)  the
principal amount of the Loans owing to the Banks from time
to time, and (d) the  Letter  of Credit Participations and
Tender Guaranty Participations purchased by the Banks from
time  to  time.   The  entries in the  Register  shall  be
conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning
Bank agrees to pay to the Agent a registration fee in the sum of $3,500, as to which payment the Borrowers shall have no responsibility.

        Section  19.4.  New Notes.  Upon its receipt of an
Assignment and Acceptance  executed by the parties to such
assignment,  together  with  each  Note  subject  to  such
assignment,  the Agent shall (a)  record  the  information
contained therein  in  the  Register,  and (b) give prompt
notice thereof to the Borrowers and the  Banks (other than
the assigning Bank).  Within five (5) Business  Days after
receipt  of such notice, the applicable Borrower,  at  its
own expense,  shall  execute  and deliver to the Agent, in
exchange for each surrendered Note,  a  new  Note  to  the
order  of such Eligible Assignee in an amount equal to the
amount assumed  by such Eligible Assignee pursuant to such
Assignment and Acceptance  and,  if the assigning Bank has
retained some portion of its obligations  hereunder, a new
Note to the order of the assigning Bank in an amount equal
to  the amount retained by it hereunder.  Such  new  Notes
shall   provide   that   they  are  replacements  for  the
surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five
(5)  days of issuance of any new Notes  pursuant  to  this
Section 19.4, the applicable Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the applicable Borrower.

        Section 19.5.  Participations.  Each Bank may sell
participations  to  one or more banks or other entities in
all or a portion of such  Bank's  rights  and  obligations
under   this  Agreement  and  the  other  Loan  Documents;
provided  that  (a) each such participation shall be in an
amount of $2,000,000  or  a  larger  integral  multiple of
$1,000,000,  (b) any such sale or participation shall  not
affect the rights and duties of the selling Bank hereunder
to the Borrowers  and  (c)  the only rights granted to the
participant  pursuant to such  participation  arrangements
with respect to  waivers,  amendments  or modifications of
the Loan Documents shall be the rights to approve waivers,
amendments   or   modifications  that  would  reduce   the
principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any Commitment Fee or Letter of Credit Fees or Tender
Guaranty Participations to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

        Section  19.6.  Disclosure.   The  Parent  and the
Borrowers  agree  that in addition to disclosures made  in
accordance with standard  and  customary banking practices
any Bank may disclose information  obtained  by  such Bank
pursuant  to  this  Agreement to assignees or participants
and  potential  assignees   or   participants   hereunder;
provided  that such assignees or participants or potential
assignees or  participants  shall  agree  (a)  to treat in
confidence   such   information  unless  such  information
otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

        Section 19.7.  Assignee or Participant  Affiliated
with  the  Borrower.  If any assignee Bank is an Affiliate
of the Parent  or  any  of its Subsidiaries, then any such
assignee Bank shall have  no  right  to  vote  as  a  Bank
hereunder  or  under  any  of the other Loan Documents for
purposes of granting consents  or  waivers or for purposes
of agreeing to amendments or other modifications to any of
the Loan Documents or for purposes of  making  requests to
the  Agent  pursuant to Section 13.1 or Section 13.2,  and
the determination of the Majority Banks, Majority Revolver
Banks and Requisite  Banks  shall for all purposes of this
Agreement and the other Loan  Documents  be  made  without
regard  to  such  assignee  Bank's  interest in any of the
Loans.  If any Bank sells a participating  interest in any
of   the   Loans   or   Reimbursement  Obligations  to   a
participant,  and  such  participant   is  either  of  the
Borrowers  or an Affiliate of the Parent  or  any  of  its
Subsidiaries,  then  such  transferor  Bank shall promptly
notify  the  Agent  of the sale of such participation.   A
transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to Section 13.1 or Section 13.2 to the extent that such participation is beneficially owned by either of the Borrowers or any Affiliate of either of the Borrowers, and the determination of the Majority Banks, Majority Revolver Banks and Requisite Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor
Bank in the Loans to the extent of such participation.

        Section     19.8.     Miscellaneous     Assignment
Provisions.  Any assigning Bank shall retain its rights to
be indemnified pursuant  to Section 17 with respect to any
claims  or actions arising  prior  to  the  date  of  such
assignment.   If  any  assignee  Bank  is not incorporated
under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrowers and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Section 19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under
Section  4 of the Federal Reserve Act, 12  U.S.C.  Section
341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

        Section   19.9.  Assignment  by  Borrowers.    The
Borrowers shall not assign or transfer any of their rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

        Section 20.  NOTICES,  ETC.   Except  as otherwise
expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Notes or any Letter of Credit
Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a)if to the Parent or any of the Borrowers,  at
     Trico Marine Services, Inc., 2401 Fountainview, Suite
     626,  Houston, Texas  77057, Attention: President, or
     at such  other  address  for notice as the Parent and
     the Borrowers shall last have furnished in writing to
     the Person giving the notice,  with  a copy to Jones,
     Walker,  Waechter,  Poitevent,  Carrere  &   Denegre,
     L.L.P.,  Place  St.  Charles, 201 St. Charles Avenue,
     New Orleans, Louisiana  70170,  Attention: William B.
     Masters, Esq.;

          (b)if  to  the  Agent,  at  100 Federal  Street,
     Boston, Massachusetts 02110, USA,  Attention:  Daniel
     O'Connor, Managing Director, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c)if to any Bank, at such Bank's address set forth on Schedule 1.1 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

        Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof. Each of the Norwegian Borrower and the Dutch Borrower, by its execution of this Agreement, irrevocably appoints the Parent as its agent for the service of process in all suits in connection with this Agreement and the other Loan
Documents.

        Section  21.   GOVERNING  LAW.  THIS AGREEMENT AND
EACH  OF  THE  OTHER LOAN DOCUMENTS, EXCEPT  AS  OTHERWISE
SPECIFICALLY PROVIDED  THEREIN,  ARE  CONTRACTS UNDER SEAL
UNDER  THE  LAWS OF THE COMMONWEALTH OF MASSACHUSETTS  AND
SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED  BY  THE   INTERNAL  LAWS  OF  SAID  COMMONWEALTH
(EXCLUDING THE LAWS APPLICABLE  TO  CONFLICTS OR CHOICE OF
LAW).  EACH OF THE BORROWERS AND THE  PARENT  AGREES  THAT
ANY  SUIT  FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF
THE OTHER LOAN  DOCUMENTS  MAY BE BROUGHT IN THE COURTS OF
THE COMMONWEALTH OF MASSACHUSETTS  OR  ANY  FEDERAL  COURT
SITTING   THEREIN   AND   CONSENTS   TO  THE  NONEXCLUSIVE
JURISDICTION OF SUCH COURT AND THE SERVICE  OF  PROCESS IN
ANY SUCH SUIT BEING MADE UPON SUCH BORROWER OR THE  PARENT
BY  MAIL AT THE ADDRESS SPECIFIED IN Section 20.  EACH  OF
THE BORROWERS  AND  THE PARENT HEREBY WAIVES ANY OBJECTION
THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH
SUIT OR ANY SUCH COURT  OR THAT SUCH SUIT IS BROUGHT IN AN
INCONVENIENT COURT.

        Section  22.   HEADINGS.   The  captions  in  this
Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

        Section 23.  COUNTERPARTS.  This Agreement and any
amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        Section  24.   ENTIRE AGREEMENT,  ETC.   The  Loan
Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 26.

        Section 25.  WAIVER OF JURY TRIAL.  The Parent and
each  of the Borrowers hereby waives its right to  a  jury
trial with  respect  to any action or claim arising out of
any dispute in connection  with  this Agreement, the Notes
or  any  of  the  other  Loan  Documents,  any  rights  or
obligations hereunder or thereunder  or the performance of
such rights and obligations.  Except as prohibited by law,
the  Parent  and each of the Borrowers hereby  waives  any
right it may have  to  claim  or recover in any litigation
referred  to  in  the  preceding  sentence   any  special,
exemplary,  punitive  or  consequential  damages  or   any
damages  other  than,  or  in addition to, actual damages.
The Parent and each of the Borrowers (a) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that each of the Agent and the Banks have been induced to enter into this Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

        Section  26.  CONSENTS,  AMENDMENTS, WAIVERS, ETC.
Except as otherwise expressly provided  in this Agreement,
any  consent  or  approval required or permitted  by  this
Agreement to be given  by  one or more or all of the Banks
may be given, and any term of  this  Agreement  or  of any
other instrument related hereto or mentioned herein may be
amended,  and  the performance or observance by the Parent
and the Borrowers  of  any terms of this Agreement or such
other instrument or the  continuance  of  any  Default  or
Event  of  Default may be waived (either generally or in a
particular   instance    and   either   retroactively   or
prospectively) with, but only with, the written consent of
the Parent or the applicable Borrower (as the case may be)
and   the   written  consent  of   the   Majority   Banks.
Notwithstanding  the  foregoing,  (i)  the  amount  of the
respective Loans, the rate of interest on the Notes (other
than  interest  accruing pursuant to Section 5.8 following
the effective date  of any waiver by the Majority Banks of
the Default or Event  of  Default  relating  thereto), the
term of, and scheduled payments on, the Notes,  the amount
of  the  Revolver  Commitments of the Revolver Banks,  the
Norwegian  Limit, the  amount  of  the  Norwegian  Term  A
Commitments  of  the Norwegian Term A Banks, the amount of
the Dutch Term A Commitments  of  the  Dutch Term A Banks,
the amount of the Dutch Term B Commitments  of  the  Dutch
Term  B  Banks, and the rate of the Commitment Fee, Tender
Guaranty Fees  and the Letter of Credit Fees hereunder may
not be changed without  the written consent of the Parent,
the  Borrowers  and  the  written  consent  of  each  Bank
affected thereby; (ii) the  definitions  of Majority Banks
and this Section 26 may not be amended without the written
consent  of  each  of the Banks; (iii) the definitions  of
Majority  Revolver Banks,  Requisite  Banks  and  Revolver
Percentage  may not be amended without the written consent
of all of the  Revolver  Banks,  (iv)  the  definition  of
Norwegian Term A Percentage and Requisite Banks may not be
amended   without  the  written  consent  of  all  of  the
Norwegian Term A Banks, (v) the definition of Dutch Term A
Percentage  may not be amended without the written consent
of all of the  Dutch  Term A Banks, (vi) the definition of
Dutch Term B Percentage  may  not  be  amended without the
written consent of all of the Dutch Term B Banks; (vii) no
Collateral may be released without the written  consent of
all of the Banks if, after giving effect to such  release,
the  Parent  and  the Borrowers would not be in compliance
with Section 10.4 hereof;  and  (viii)  the  amount of the
Agent's Fee, any Tender Guaranty Fees or Letter  of Credit
Fees  payable  for  the  Agent's  account,  Section  3 and
Section  15 may not be amended without the written consent
of the Agent.   No  waiver  shall  extend to or affect any
obligation  not  expressly  waived  or  impair  any  right
consequent  thereon.   No course of dealing  or  delay  or
omission on the part of  any  Bank in exercising any right
shall  operate  as  a  waiver  thereof   or  otherwise  be
prejudicial  thereto.   No  notice to or demand  upon  the
Parent, the Borrowers or any Guarantor shall entitle the Parent, the Borrowers or any Guarantor to other or further notice or demand in similar or other circumstances.

        Section 27.  SEVERABILITY.  The provisions of this
Agreement are severable and if any one clause or provision
hereof shall be held invalid or unenforceable  in whole or
in  part  in  any  jurisdiction,  then such invalidity  or
unenforceability  shall  affect  only   such   clause   or
provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

        Section 28.  Pari Passu treatment.

          (a)Notwithstanding anything to the contrary  set
     forth herein, each payment or prepayment of principal
     and  interest  received  after  the  occurrence of an
     Event of Default hereunder shall be distributed  pari
     passu   among  the  Banks,  in  accordance  with  the
     aggregate   outstanding   principal   amount  of  the
     Obligations owing to each Bank (including  its Letter
     of    Credit    Participations,    Tender    Guaranty
     Participations   and  any  Reimbursement  Obligations
     owing to it) divided by the aggregate outstanding principal amount of all Obligations (including any Obligations not then due and payable).

          (b)Following  the   occurrence  and  during  the
     continuance of any Event of Default, each Bank agrees
     that if it shall, through  the exercise of a right of
     banker's  lien,  setoff or counterclaim  against  any
     Borrower  (pursuant  to  Section  14  or  otherwise),
     including a  secured  claim  under Section 506 of the
     Bankruptcy Code or other security or interest arising
     from or in lieu of, such secured  claim,  received by
     such Bank under any applicable bankruptcy, insolvency
     or  other  similar  law  or otherwise, obtain payment
     (voluntary or involuntary)  in  respect of the Notes,
     Loans and other Obligations held by it as a result of
     which the unpaid principal portion  of  the Notes and
     the  Obligations  held by it shall be proportionately
     less than the unpaid  principal  portion of the Notes
     and Obligations held by any other  Bank,  it shall be
     deemed  to  have  simultaneously purchased from  such
     other  Bank  a  participation   in   the   Notes  and
     Obligations  held  by  such  other Bank, so that  the
     aggregate  unpaid  principal  amount  of  the  Notes,
     Obligations   and   participations   in   Notes   and
     Obligations held by each  Bank  shall  be in the same
     proportion  to the aggregate unpaid principal  amount
     of the Notes  and Obligations then outstanding as the
     principal amount  of  the Notes and other Obligations
     held by it prior to such  exercise  of banker's lien,
     setoff or counterclaim was to the principal amount of
     all Notes and other Obligations outstanding  prior to
     such   exercise   of   banker's   lien,   setoff   or
     counterclaim;  provided,  however,  that  if any such
     purchase  or purchases or adjustments shall  be  made
     pursuant to  this  Section  28 and the payment giving
     rise  thereto  shall thereafter  be  recovered,  such
     purchase  or  purchases   or   adjustments  shall  be
     rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest.

          (c)  Following  the  occurrence  and  during the
     continuance of any Event of Default, each Bank agrees
     that  it shall be deemed to have, automatically  upon
     the occurrence  of  such  Event of Default, purchased
     from  each  other Bank a participation  in  the  risk
     associated with  the  Notes  and  Obligations held by
     such  other  Bank,  so  that the aggregate  principal
     amount of the Notes and Obligations held by each Bank
     shall be equivalent to such Bank's Overall Percentage
     as at the date of such Event of Default.  Upon demand
     by the Agent, made at the  request  of  the  Majority
     Banks,    each   Bank   that   has   purchased   such
     participation   shall   pay   the   amount   of  such
     participation   to   one   or   more   Bank(s)  whose
     outstanding Loans, Tender Guaranty Participations, and Letter of Credit Participations exceed their respective Overall Percentages as at such date.

          (d) Each Borrower expressly consents to the foregoing arrangements and agrees that any Person holding such a participation in the Notes and the Obligations deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Person as fully as if such Person had made a Loan directly to such Borrower in the amount of such participation.

     Section  29.  TRANSITIONAL  ARRANGEMENTS.    On   the
Closing  Date  the  Existing  Credit  Agreement  shall  be
amended  and  restated  as set forth in this Agreement and
the rights and obligations  of  the  parties  evidenced by
Existing  Credit  Agreement  shall  be  evidenced by  this
Agreement  and  the  other  Loan Documents, the  Loans  as
defined in Existing Credit Agreement shall be converted to
US Revolver Loans hereunder and  the  Letters of Credit as
defined  in  the  Existing  Credit  Agreement   shall   be
converted   to   Letters   of  Credit  hereunder,  without
constituting  a  novation  or  discharge   thereof.    All
interest, fees and expenses, if any, owing or accrued under or in respect of the Existing Credit Agreement through the Closing Date shall be calculated as of the Closing Date (pro-rated in the case of any fractional periods), and shall be paid on the Closing Date.

        Section
30.  TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

        Section 30.1Sharing of Information with Section 20
Subsidiary.  The Parent and the Borrowers acknowledge that
from  time  to time financial advisory, investment banking
and other services  may  be  offered  or  provided  to the
Parent and/or the Borrowers or one or more of the Parent's
other  Subsidiaries, in connection with this Agreement  or
otherwise, by a Section 20 Subsidiary.  Each of the Parent
and the  Borrowers,  for  itself  and each of the Parent's
other Subsidiaries, hereby authorizes  (a) such Section 20
Subsidiary  to  share  with  the Agent and each  Bank  any
information delivered to such Section 20 Subsidiary by the
Parent  or  the Borrowers or any  of  the  Parent's  other
Subsidiaries,  and  (b)  the  Agent and each Bank to share
with such Section 20 Subsidiary  any information delivered
to the Agent or such Bank by the Parent  or  the Borrowers
or any of the Parent's other Subsidiaries pursuant to this
Agreement, or in connection with the decision of such Bank
to enter into this Agreement; it being understood, in each
case,  that any such Section 20 Subsidiary receiving  such
information   shall   be   bound  by  the  confidentiality
provisions of this Agreement.   Such  authorization  shall
survive the payment and satisfaction in full of all of Obligations.

        Section 30.2Confidentiality.  Each  of  the  Banks
and the Agent agrees, on behalf of itself and each of  its
affiliates,    directors,    officers,    employees    and
representatives,  to  use  reasonable  precautions to keep
confidential,   in   accordance   with   their   customary
procedures  for  handling confidential information of  the
same nature and in  accordance with safe and sound banking
practices, any non-public  information  supplied  to it by
the  Parent,  the  Borrowers  or any of the Parent's other
Subsidiaries pursuant to this Agreement that is identified
by such Person as being confidential  at the time the same
is  delivered  to  the Banks or the Agent,  provided  that
nothing herein shall  limit  the  disclosure  of  any such
information  (a)  after such information shall have become
public other than through  a violation of this Section 30,
(b) to the extent required by statute, rule, regulation or
judicial process, (c) to counsel  for  any of the Banks or
the Agent, (d) to bank examiners or any  other  regulatory
authority having jurisdiction over any Bank or the  Agent,
or to auditors or accountants, (e) to the Agent, any  Bank
or  any  Section 20 Subsidiary, (f) in connection with any
litigation  to  which  any  one  or more of the Banks, the
Agent  or any Section 20 Subsidiary  is  a  party,  or  in
connection  with  the  enforcement  of  rights or remedies
hereunder  or  under  any other Loan Document,  (g)  to  a
Subsidiary  or affiliate  of  such  Bank  as  provided  in
Section 30.1  or  (h)  to  any assignee or participant (or
prospective  assignee  or participant)  so  long  as  such
assignee  or  participant   agrees  to  be  bound  by  the
provisions of Section 19.6 and this Section 30.2.

        Section       30.3Prior      Notification.  Unless
specifically prohibited by applicable law or court order, each of the Banks and the Agent shall, prior to disclosure thereof, notify the Parent and the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof
(other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process.

        Section 30.4Other.  In no event shall any Bank  or
the Agent be obligated or required to return any materials
furnished  to  it  or  any  Section  20  Subsidiary by the
Parent,  the  Borrower  or  any  of  the  Parent's   other
Subsidiaries.   The  obligations  of  each Bank under this
Section 30 shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Bank.









        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.


                              TRICO MARINE OPERATORS, INC.


                              By: /s/ Victor M. Perez
                                 Name: Victor M. Perez
                                 Title: Vice President, Chief Financial
                                        Officer and Secretary

                              TRICO MARINE ASSETS, INC.


                              By: /s/ Victor M. Perez
                                  Name: Victor M. Perez
                                  Title: Vice President, Chief Financial
                                         Officer and Secretary

                              TRICO MARINE SERVICES, INC.


                              By: /s/ Victor M. Perez
                                  Name: Victor M. Perez
                                  Title: Vice President, Chief Financial
                                         Officer and Secretary

                              TRICO  MARINE  INTERNATIONAL
                                HOLDINGS B.V.


                              By: /s/ Victor M. Perez
                                  Name: Victor M. Perez
                                  Title: Attorney-in-fact

                              SAEVIK SHIPPING AS


                              By:____________________________________
                                 Name:
                                 Title:









                              BANKBOSTON,  N.A.
                              individually and
                                as Agent


                              By: /s/ Daniel O'Connor
                                 Name: Daniel O'Connor
                                 Title: Managing Director

                              BANKBOSTON,   N.A.,   acting
                              through its London branch


                              By: /s/ Daniel O'Connor
                                 Name: Daniel O'Connor
                                 Title: Managing Director